UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22652
                                                    -----------

                      First Trust Variable Insurance Trust
           ----------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400

                               Wheaton, IL 60187
           ----------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400

                               Wheaton, IL 60187
           ----------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: December 31
                                              -------------

                  Date of reporting period: December 31, 2016
                                           -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                      FIRST TRUST VARIABLE INSURANCE TRUST
                                 ANNUAL REPORT
                      FOR THE YEAR ENDED DECEMBER 31, 2016

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TABLE OF CONTENTS
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                      FIRST TRUST VARIABLE INSURANCE TRUST
                                 ANNUAL REPORT
                               DECEMBER 31, 2016

Shareholder Letter..........................................................   1
Performance Summary and Portfolio Components
     First Trust/Dow Jones Dividend & Income Allocation Portfolio...........   2
     First Trust Multi Income Allocation Portfolio..........................   7
     First Trust Dorsey Wright Tactical Core Portfolio......................  12
Understanding Your Fund Expenses............................................  15
Portfolio of Investments
     First Trust/Dow Jones Dividend & Income Allocation Portfolio...........  16
     First Trust Multi Income Allocation Portfolio..........................  40
     First Trust Dorsey Wright Tactical Core Portfolio......................  51
Statements of Assets and Liabilities........................................  52
Statements of Operations....................................................  53
Statements of Changes in Net Assets.........................................  54
Financial Highlights........................................................  57
Notes to Financial Statements...............................................  60
Report of Independent Registered Public Accounting Firm.....................  73
Additional Information......................................................  74
Board of Trustees and Officers..............................................  81
Privacy Policy..............................................................  83

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor"), Energy Income Partners, LLC ("EIP" or a "Sub-Advisor"), Stonebridge Advisors, LLC ("Stonebridge" or a "Sub-Advisor") and their representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of the First Trust Variable Insurance Trust (the "Trust") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisors and their representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any series (individually called a "Fund" and collectively the "Funds") of the Trust will achieve its investment objectives. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in each Fund. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance.

By reading the portfolio commentary by each Fund's portfolio management team, you may obtain an understanding of how the market environment affected each Fund's performance. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of First Trust and the Sub-Advisors are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                      FIRST TRUST VARIABLE INSURANCE TRUST
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2016


Dear Shareholders:

Now that 2016 is over, many will remember some of the historic events that occurred during the year: from the Brexit vote in the UK to leave the European Union, to the results of the U.S. Presidential Election which seemed unlikely at the beginning of the year, to the first World Series Championship for the Chicago Cubs in 108 years!

First Trust Advisors L.P. ("First Trust") is pleased to provide you with this annual report which contains detailed information about your investment for the 12 months ended December 31, 2016, including a performance analysis and the financial statements for you to review. We encourage you to read this report and discuss it with your financial advisor.

On November 8, Donald J. Trump was elected to become the 45th president of the United States. While no one has a crystal ball and the ability to predict how his presidency will shape our country (and the world), there is no doubt that his populist message resonated for many Americans. His message of improving lives for the "average" American, while reducing the size and scope of the federal government, also won him millions of votes. Many of his supporters believe that with his background in business, President Trump will make policy changes that will continue to grow the economy and spur stock markets even higher. Many analysts predicted the Dow Jones Industrial Average would hit a new benchmark, 20,000, in the first days of the New Year. As with all change and a new administration, only time will tell.

As of December 31, 2016, the S&P 500(R) Index was up 11.96% calendar year-to-date, on a total return basis, as measured by Bloomberg. The current bull market (measuring from March 9, 2009 through December 31, 2016) is the second longest in history. We remain bullish on the economy, but continue to have a long-term perspective. We believe investors should think long-term as well, since no one can predict volatility and the inevitable ups and downs that occur in the market.

Thank you for your investment in the First Trust Variable Insurance Trust and for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue our relentless focus on bringing you the types of investments that we believe could help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS
--------------------------------------------------------------------------------

          FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2016 (UNAUDITED)

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO

For the year ended December 31, 2016, the First Trust/Dow Jones Dividend & Income Allocation Portfolio (the "Fund") Class I Shares returned 11.74% versus 9.54% for the Blended Benchmark: 50% Russell 3000(R) Index and 50% Bloomberg Barclays U.S Corporate Investment-Grade Index. As of December 31, 2016, the total investments for the Fund were allocated as follows: Equities, 55.9% and Fixed Income, 44.1%.

EQUITIES COMMENTARY

U.S. equity markets extended a seven year bull market into an eighth year in 2016. During the first quarter, the Russell 3000(R) Index rallied back from the worst-ever start to a year to end the quarter slightly positive. Fears over a more hawkish Federal Reserve after the December 2015 rate hike, slowing global growth and falling commodity prices, sent the Russell 3000(R) Index down 8% in the first two weeks of the trading year. The sell-off continued until the middle of February before rebounding sharply, led by economically sensitive sectors. Domestic equities ended a volatile second quarter higher as the U.K.'s vote to leave the European Union ("Brexit") was unable to derail the market. Stocks benefited from a resilient consumer and policy makers continued support in mitigating Brexit ramifications and sluggish global growth. The labor market continued to add jobs, but at a slower pace in May with an initial reading of 38,000 jobs added, which was later revised higher. In the third quarter, U.S. equities enjoyed solid gains in July, experienced a quiet August only to experience some volatility in September. Signs of consumer strength were chiefly responsible for the improved sentiment toward the domestic economy. Internationally, newly installed U.K. Prime Minister Theresa May signaled patience about the timing of Britain's exit from the European Union, reducing near term uncertainty, while China reported stronger than expected second quarter GDP growth, reassuring emerging market investors. Volatility returned in September and started with equities selling off early in the month on the European Central Bank decision not to announce an expansion of its quantitative easing program, as many expected, and fears that the Federal Reserve might raise rates at the September meeting. Volatility in energy prices also weighed on the market as the International Energy Administration issued a revised forecast calling for crude oil markets to remain in surplus during 2017. By the end of September, however, equities rallied on the Federal Reserve decision to hold off on raising its benchmark rate, and U.S. stocks finished unchanged on the month with small-cap stocks higher. While U.S. equities declined early in the fourth quarter, the Russell 3000(R) Index surged after the results of U.S. elections handed over power to President-elect Donald Trump and a Republican congress, increasing the possibility of pro-growth policies such as corporate tax cuts, increased infrastructure spending and regulatory relief. All told, the Russell 3000(R) Index gained 4.21% for the fourth quarter, and had a robust 12.74% return for 2016.

The equity portion of the Fund has a quarterly rebalance in early January, April, July and October. The equity portion of the Fund seeks capital appreciation, below market risk and above market dividend yield. To accomplish this, the selection process is focused on dividend strength, capital strength and price stability. This process resulted in overweight positions in Financials and Industrials stocks, while Health Care, Information Technology, Energy and Real Estate were underweight. The Utilities and Telecommunication Services sectors were also underweight as the Fund had no stocks allocated in these sectors.

The equity portion of the Fund outperformed the Russell 3000(R) Index. Of the 11 GICS sectors, seven had a positive total attribution effect (allocation effect combined with selection effect) and four had a negative total attribution effect. Six sectors had a positive selection effect: Industrials, Information Technology, Health Care, Consumer Discretionary, Consumer Staples and Real Estate. Two sectors had a negative selection effect: Materials and Energy. The Financials sector had a flat selection effect. The equity portion of the Fund benefited from both a positive selection effect and positive allocation effect, which led to the outperformance of the Russell 3000(R) Index.

The Industrials sector was the largest overall contributor to relative performance. The equity portion of the Fund was overweight this outperforming sector in the Russell 3000(R) Index, which led to a positive allocation effect. The Fund also had a positive selection effect for the sector which led to positive overall relative performance for the sector. The Fund's relative performance for the sector was helped by the selection of MSC Industrial Direct Co., Inc., CLARCOR, Inc., Cummins, Inc., Toro (The) Co. and Donaldson Co., Inc.

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PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2016 (UNAUDITED)

The Energy sector was the biggest detractor from relative performance. The equity portion of the Fund was underweight the best performing sector in the Russell 3000(R) Index. The Fund had negative selection and allocation effects, which led to overall relative underperformance for the sector.

Relative to the Russell 3000(R) Index, the equity portion of the Fund also outperformed in the Health Care sector and in the Financials sector. The Fund was underweight the underperforming Health Care sector, resulting in a positive allocation effect. The Fund's relative performance for the sector was also helped by positive stock selection. In the Financials sector, the Fund was overweight this outperforming sector, resulting in positive allocation effect.

The Fund's top five equity contributors to performance were MSC Industrial Direct Co., Inc., Cummins, Inc., Toro (The) Co., Columbia Banking System, Inc. and CLARCOR, Inc. The top five equity detractors from performance were East West Bancorp, Inc., NIKE, Inc., CVS Health Corp., Wells Fargo & Co. and Carter's, Inc.

As we look forward to 2017, after the Presidential Inauguration in January, we believe the political landscape in America will look very different. President-Elect Trump made some major campaign promises which would likely impact U.S. financial markets if they come to fruition. These included the repeal and replacement of Obamacare, personal and corporate tax reform, swaths of deregulation and significant trade renegotiations. The U.S. economy remained strong and steady to end 2016 and we believe any of these new pro-growth policies may strengthen the economy further. However, economic strength also increases the probability of future rate hikes by the Federal Reserve and rising inflation. The equity portion of the Fund will remain consistent in its objectives of capital appreciation, below market risk and above market dividend yield.

FIXED-INCOME COMMENTARY

The investment-grade corporate bond market had a strong 2016. Following two years of credit spread widening, the combined impact of improving fundamentals, attractive valuations and strong demand from overseas accounts (seeking alternatives to the negative yields available in their local currency) resulted in an impressive recovery in credit spreads.

For the 12-month period ended December 31, 2016, corporate bonds outperformed Treasuries. As measured by the Bloomberg Barclays U.S. Corporate Investment Grade Index, spreads tightened 32 basis points to 123 basis points at year end. Investment-grade corporate bonds had a positive total return for the year, as the rally in credit spreads, along with the better carry provided by corporate bonds, offset the dramatic post-election move higher in interest rates.

Corporate spreads actually began the year under significant pressure as concerns about volatile energy prices, anemic global growth, and the adverse impact of falling government bond yields on the Financials sector resulted in a sharp spread widening early in the year. As sentiment improved, however, a dramatic recovery followed and a period of spread tightening ensued, that was only reversed by the surprising Brexit vote in June. Nonetheless, as was the case with the widening earlier in the year, credit spreads quickly recovered and once again continued their slow grind tighter. Later in the year, spreads again came under pressure - this time as expectations for a tapering of global quantitative easing, and rising inflation expectations, caused interest rates to begin a steady climb from their post-Brexit lows. This bout of widening did not last either, however, since credit spreads once again moved tighter following the U.S. election, as risk appetite improved, and as the higher all-in-yields resulting from the spike in interest rates were promptly met with increased demand.

The total return on the fixed-income portion of the Fund was 5.26% (gross of fees) versus the Bloomberg Barclays U.S. Corporate Investment-Grade Index which was 6.11%. At year's end, fixed income was approximately 44% of the portfolio.

The fixed-income portion of the Fund seeks to provide income along with preservation of capital. To accomplish this, the selection process is primarily value oriented, strongly emphasizes downside protection and focuses on free cash flow, leverage, interest coverage, and revenue growth rates. This process resulted in overweight positions in Banking, Utilities, and Transportation bonds, while Consumer Non-cyclical, Basic Industry and real estate investment trusts ("REITs") were the largest underweight.

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PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2016 (UNAUDITED)

Yield curve changes had a neutral effect on relative performance. Treasury yields climbed higher during the second half of the year although yields in the 20-30 year part of the curve increased by less, resulting in a flatter curve. The portfolio maintained a moderate duration underweight throughout the period. Among credit quality and maturity cohorts, lower credit quality and long credit duration risk had the best returns. The top performing credit rating category was BBB's and the best by maturity bucket was 10+ years.

Among the 15 fixed-income industry groups, six had positive contributions to relative performance from allocation decisions. The allocation to Treasury securities was a seventh positive contributor. Allocations to Electric, Energy, and Insurance Industry had the greatest positive impact. Allocations to Basic Industry, Consumer Non-cyclical, and REITs had the greatest negative impact. Overall, allocation effects subtracted from relative performance owing chiefly to the strategy's underweight to Basic Industry.

As weighted by percent of market value, 24 of the top 25 issuers held in the fixed-income portion of the Fund had positive contributions to relative performance. Within this cohort, Conoco Philips, Citigroup, and Kinder Morgan were the three largest contributors. Within industry categories, selections of Technology and Consumer Non-cyclical issuers had the greatest positive impact. However these were offset by issuer selections within Energy, Basic Industry, and Communications. In sum, selection effects subtracted from relative performance. With the strategy's higher quality bias, we believe it is not surprising to see this result in an environment where riskier, lower quality segments of the market perform best.

Looking into 2017, we have a positive outlook for credit spreads as we believe modestly higher global growth should result in improved earnings and cash flow. In particular, we expect continued improvement in the credit profiles for the Energy and Basic Materials sectors, as well as for the Financials sector which should benefit from rising interest rates. Moreover, we expect higher Treasury yields to help longer-maturity credit spreads given the current steepness of credit spread curves. While valuations are not as attractive as was the case at the beginning of 2016, we believe that lower net supply amidst continued demand for yield will provide support for the investment-grade corporate bond market. Against this broadly constructive spread outlook, however, we believe Treasury yields will continue their move higher as the Federal Reserve gradually normalizes interest rates and its balance sheet. These developments will run counter to the positive impacts of spread tightening and carry. Accordingly, our focus for the portfolio will be on issuers and sectors where improving credit profiles offer sufficient potential for spread tightening to offset the likely headwind of higher interest rates.

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PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2016 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                      PERIOD ENDED DECEMBER 31, 2016
                                                                                    1 YEAR
                                                                                    ANNUAL     SINCE INCEPTION AVERAGE
                                                                 INCEPTION DATE  TOTAL RETURN    ANNUAL TOTAL RETURN

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION
  PORTFOLIO - CLASS I                                                5/1/12         11.74%              8.25%
Blended Benchmark (a)                                                                9.54%              8.37%
Bloomberg Barclays U.S. Corporate Investment-Grade Index (b)                         6.11%              3.72%
Russell 3000(R) Index (c)                                                           12.74%             12.86%
Secondary Blended Benchmark (d)                                                      9.47%              8.55%
Dow Jones Equal Weight U.S. Issued Corporate Bond Index(SM) (e)                      5.84%              3.93%
Dow Jones U.S. Total Stock Market Index(SM) (f)                                     12.60%             12.76%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                    1 YEAR
                                                                                    ANNUAL     SINCE INCEPTION AVERAGE
                                                                 INCEPTION DATE  TOTAL RETURN    ANNUAL TOTAL RETURN

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION
  PORTFOLIO - CLASS II                                               5/1/14         12.07%              7.44%
Blended Benchmark (a)                                                                9.54%              5.99%
Bloomberg Barclays U.S. Corporate Investment-Grade Index (b)                         6.11%              3.05%
Russell 3000(R) Index (c)                                                           12.74%              8.67%
Secondary Blended Benchmark (d)                                                      9.47%              6.23%
Dow Jones Equal Weight U.S. Issued Corporate Bond Index(SM) (e)                      5.84%              3.34%
Dow Jones U.S. Total Stock Market Index(SM) (f)                                     12.60%              8.56%
----------------------------------------------------------------------------------------------------------------------


(a) The Blended Benchmark returns are a 50/50 split between the Russell 3000(R) Index and the Bloomberg Barclays U.S. Corporate Investment-Grade Index returns.

(b) Bloomberg Barclays U.S. Corporate Investment-Grade Index measures the performance of investment grade U.S. corporate bonds. The index includes all publicly issued, dollar-denominated corporate bonds with a minimum of $250 million par outstanding that are investment grade-rated (Baa3/BBB- or higher). The index excludes bonds having less than one year to final maturity as well as floating rate bonds, non-registered private placements, structured notes, hybrids, and convertible securities. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

(c) The Russell 3000(R) Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

(d) The Secondary Blended Benchmark return is a 50/50 split between the Dow Jones U.S. Total Stock Market Index(SM) and the Dow Jones Equal Weight U.S. Issued Corporate Bond Index(SM) returns.

(e) The Dow Jones Equal Weight U.S. Issued Corporate Bond Index(SM) measures the return of readily tradable, high-grade U.S. corporate bonds. The index includes an equally weighted basket of 96 recently issued investment-grade corporate bonds with laddered maturities. (The index reflects no deduction for fees, expenses or taxes).

(f) The Dow Jones U.S. Total Stock Market Index(SM) measures all U.S. equity securities that have readily available prices. (The index reflects no deduction for fees, expenses or taxes).

The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

                                      PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                            May 1, 2012 - December 31, 2016

                                                    Bloomberg                               Dow Jones
                 First Trust/Dow                  Barclays U.S.                            Equal Weight     Dow Jones
                Jones Dividend &                    Corporate       Russell   Secondary    U.S. Issued      U.S. Total
                Income Allocation     Blended    Investment-Grade   3000(R)    Blended    Corporate Bond   Stock Market
               Portfolio - Class I   Benchmark        Index          Index    Benchmark     Index(SM)       Index(SM)
5/1/2012             $10,000          $10,000        $10,000        $10,000    $10,000       $10,000         $10,000
6/30/2012             10,020            9,925         10,135          9,701      9,933        10,152           9,702
12/31/2012            10,438           10,495         10,636         10,331     10,519        10,677          10,322
6/30/2013             10,904           11,026         10,273         11,784     11,047        10,290          11,786
12/31/2013            11,770           12,055         10,472         13,798     12,088        10,523          13,777
6/30/2014             12,318           12,823         11,067         14,756     12,844        11,083          14,733
12/31/2014            12,951           13,269         11,254         15,531     13,336        11,336          15,493
6/30/2015             12,989           13,350         11,150         15,832     13,409        11,215          15,790
12/31/2015            12,962           13,286         11,177         15,606     13,402        11,315          15,559
6/30/2016             13,806           14,046         12,035         16,171     14,214        12,239          16,110
12/31/2017            14,484           14,554         11,859         17,592     14,672        11,975          17,521

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PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2016 (UNAUDITED)

------------------------------------------------------
                                           % OF TOTAL
TOP EQUITY HOLDINGS                       INVESTMENTS
------------------------------------------------------
Endurance Specialty Holdings, Ltd.            0.5%
Columbia Banking System, Inc.                 0.5
TCF Financial Corp.                           0.5
Alaska Air Group, Inc.                        0.5
Allied World Assurance Co. Holdings AG        0.5
Robert Half International, Inc.               0.4
CLARCOR, Inc.                                 0.4
Cracker Barrel Old Country Store, Inc.        0.4
MSC Industrial Direct Co., Inc., Class A      0.4
Landstar System, Inc.                         0.4
------------------------------------------------------
    Total                                     4.5%
                                             =====

------------------------------------------------------
                                           % OF TOTAL
TOP FIXED-INCOME HOLDINGS BY ISSUER       INVESTMENTS
------------------------------------------------------
Goldman Sachs Group (The), Inc.               2.0%
Citigroup, Inc.                               1.7
Wells Fargo & Co.                             1.6
Bank of America Corp.                         1.5
Verizon Communications, Inc.                  1.4
JPMorgan Chase & Co.                          1.3
Morgan Stanley                                1.2
AT&T, Inc.                                    1.2
Ford Motor Credit Co., LLC                    1.1
U.S. Government                               1.0
------------------------------------------------------
    Total                                    14.0%
                                            ======

------------------------------------------------------
                                           % OF TOTAL
                                          FIXED-INCOME
CREDIT QUALITY(1)                         INVESTMENTS
------------------------------------------------------
AAA                                           4.3%
AA+                                           0.7
AA                                            5.0
AA-                                           9.5
A+                                            9.3
A                                            24.0
A-                                           18.8
BBB+                                          8.7
BBB                                          10.6
BBB-                                          6.4
A-1 (short-term)                              0.3
A-2 (short-term)                              1.2
A-3 (short-term)                              1.2
------------------------------------------------------
    Total                                   100.0%
                                            ======

------------------------------------------------------
                                           % OF TOTAL
SECTOR ALLOCATION                         INVESTMENTS
------------------------------------------------------
Common Stocks:
  Financials                                 17.3%
  Industrials                                15.3
  Consumer Discretionary                      7.0
  Information Technology                      6.1
  Consumer Staples                            5.1
  Health Care                                 2.1
  Materials                                   1.6
  Energy                                      0.7
  Real Estate                                 0.7
------------------------------------------------------
Total Common Stocks                          55.9
------------------------------------------------------
Corporate Bonds & Notes:
  Financials                                 14.0
  Utilities                                   4.6
  Energy                                      4.1
  Consumer Staples                            3.4
  Industrials                                 3.0
  Health Care                                 2.9
  Information Technology                      2.8
  Consumer Discretionary                      2.6
  Telecommunication Services                  2.6
  Materials                                   0.4
  Real Estate                                 0.2
------------------------------------------------------
Total Corporate Bonds & Notes                40.6
------------------------------------------------------
Foreign Corporate Bonds & Notes:
  Financials                                  0.8
  Energy                                      0.2
  Health Care                                 0.2
  Telecommunication Services                  0.1
  Materials                                   0.1
  Consumer Discretionary                      0.0*
------------------------------------------------------
Total Foreign Corporate Bonds & Notes         1.4
------------------------------------------------------
Commercial Paper:
  Consumer Discretionary                      0.3
  Industrials                                 0.2
  Information Technology                      0.2
  Consumer Staples                            0.2
  Energy                                      0.1
  Health Care                                 0.1
------------------------------------------------------
Total Commercial Paper                        1.1
------------------------------------------------------
U.S. Government Bonds & Notes                 1.0
------------------------------------------------------
    Total                                   100.0%
                                            ======


* Amount is less than 0.1%.

(1) The credit quality information presented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

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PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2016 (UNAUDITED)


FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO

For the year ended December 31, 2016, the First Trust Multi Income Allocation Portfolio (the "Fund") Class I Shares returned 9.27% versus 6.77% for the Broad Blended Benchmark (60% Bloomberg Barclays U.S. Aggregate Index and 40% Russell 3000(R) Index) and 10.31% for the Multi Asset Class Blended Benchmark (15% Russell 3000(R) Index; 8% BofA Merrill Lynch Fixed Rate Preferred Securities Index; 15% Alerian MLP Index; 15% S&P U.S. REIT Index; 8% BofA Merrill Lynch U.S. High Yield Index; 15% S&P/LSTA Leveraged Loan Index; 8% Bloomberg Barclays U.S. Corporate Investment-Grade Index; 8% BofA Merrill Lynch U.S. MBS Index; and 8% BofA Merrill Lynch U.S. Inflation-Linked Treasury Index).

The Fund invests in nine asset classes which are: dividend-paying stocks, preferred stocks, energy infrastructure companies and master limited partnerships ("MLPs"), real estate investment trusts ("REITs"), high yield or "junk" bonds, floating-rate loans, corporate bonds, mortgage-backed securities ("MBS") and Treasury Inflation Protected Securities ("TIPS"). The weight assigned to each asset class is determined on a quarterly basis. As of December 31, 2016, the dividend-paying securities were the highest-weighted asset class, while the preferred stocks asset class was the lowest-weighted asset class. The MLPs and REITs had the most positive impact on the overall Fund performance, while the MBS and TIPS asset classes had the most negative impact on the overall Fund performance.

Dividend-paying stocks returned 5.50% (Gross of Fees) for the year ended December 31, 2016 and represented 18.7% of the portfolio as of that date. Unlike 2015, a bias toward more growth-oriented dividend-paying names was a detriment to the portfolio, especially in the first half of the year when growth concerns and the prospect of "lower for longer" drove performance in defensive areas of the market. Overall, the portfolio allocation effect was neutral to performance for the year with the first half a drag on performance and the second half positive for performance. Stock selection, especially in consumer discretionary, consumer staples and health care names, was responsible for the underperformance for the year versus the Russell 3000(R) Index. Within the health care sector, drug distributors Cardinal Health, Inc. and AmerisourceBergen Corp., along with generic pharmaceutical manufacturer Teva Pharmaceutical Industries, were notable laggards in the portfolio. An underweight in the health care sector, the only one in negative territory for the year, helped negate some of the underperformance. Within consumer staples, CVS Health Corp. and Walgreens Boots Alliance hurt relative performance while Toyota Motor Co. and Walt Disney Co. were a drag on consumer discretionary performance. A roughly 11% allocation to non-U.S. stocks over the course of the year was also a drag on relative performance as foreign markets lagged the U.S. amid dollar strength. Stock selection in the information technology and utilities sectors were among the few bright spots in the portfolio for the year.

The preferred stocks and hybrid capital securities returned 6.15% (Gross of Fees) for the year ended December 31, 2016 and represented 6.9% of the portfolio as of that date. The positive performance was a result of security selection and increased exposure to institutional hybrid capital securities, which significantly outperformed retail $25 par securities as interest rates rose during the last quarter of the year.

The energy infrastructure companies and MLPs returned 26.74% (Gross of Fees) for the year ended December 31, 2016 and represented 13.2% of the portfolio as of that date. Positive price performance was driven by continued dividend growth in addition to improved sentiment in the Energy sector and the MLP asset class. Owning non-cyclical energy infrastructure companies in North America with long-lived assets, high dividend payout ratios, and stable cash flows also helped performance.

REITs returned 15.19% (Gross of Fees) for the year ended December 31, 2016 and represented 10.8% of the portfolio as of that date. While the REITs asset class benchmark return trailed the broad equity market benchmark return for 2016, largely due to the steady rise in market interest rates during the second half of the year, superior selection and property allocation decisions drove outperformance of the Fund's REITs component compared to the asset class benchmark. Superior selection in the Diversified and Specialized property types contributed most positively to relative performance versus the asset class benchmark. An underweight position and poor selection in the Health Care property type contributed negatively to relative performance. The top-performing REITs for the year in terms of contribution were Hospitality Properties Trust, Lexington Realty Trust and Washington Real Estate Investment Trust. The bottom-performing REITs were Sabra Health Care REIT, Inc., Weyerhaeuser Co., and STORE Capital Corp.

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--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2016 (UNAUDITED)

High-yield bonds returned 8.20% (Gross of Fees) in 2016 and represented 7.0% of the Fund as of December 31, 2016. The high-yield bond asset class experienced its strongest annual return in 2016 since it returned 58.10% when exiting the recession in 2009. This was predominantly driven by the renewed strength in commodity industries. More specifically, the energy and metals/mining industries experienced strong returns driven by the stabilization of the underlying commodity prices. As of the writing of this report, fundamentals remain healthy within the high-yield bond market and yet spreads remain well above the pre-crisis tights of T+245 in May 2007. Additionally, the recent spike in defaults, which was driven by the commodity industry, has tapered, leading to a trailing 12-month default rate that is directly in line with the long-term average default rate of 3.32% (March 1999 - December 2016). This figure is a mere 0.68% when excluding the energy and metals/mining sectors. We believe the commodity sector has bottomed and we expect the overall default rate to continue to decline as a result.

Floating rate loans returned 7.36% (Gross of Fees) in 2016 and represented 16.1% of the Fund as of December 31, 2016. Similar to the high-yield bond asset class, the senior loan asset class experienced its strongest annual return in 2016 since it returned 51.62% in 2009. After several years of senior loan outflows from retail investors, investors have begun to find favor with the senior loan asset class again. According to JP Morgan, the senior loan asset class ended the year with retail inflows totaling $6.9 billion. We believe the appeal of senior loans has increased as LIBOR has been increasing and climbed from approximately 61 basis points ("bps") to 100 bps in 2016. Moreover, we believe that with the potential for additional interest rate hikes on the horizon, LIBOR should continue to migrate higher in 2017. In our view, the primary challenge in the senior loan market will likely be the pace of refinancing, whereby issuers come to the market to reduce the spread they are paying on their senior loans. This could potentially reduce the yield to investors while we wait for LIBOR to move higher and ultimately push the yield up on the asset class.

Corporate bonds returned 6.13% (Gross of Fees) for the year ended December 31, 2016 and represented 8.7% of the portfolio as of that date. Investment grade corporate bond spreads rebounded sharply over 2016 following a weak start to the year. This improvement in credit valuations caused corporate bond yields, as measured by the Bloomberg Barclays US Corporate Index, to end the year lower compared to the prior year end. This is noteworthy, in our view, as it occurred amid a record level of new corporate bond issuance and rising Treasury yields. Our outlook is constructive for corporate bonds as credit fundamentals are broadly supportive of debt maintenance and we expect new issuance to decline compared to recent years.

The MBS asset class returned 4.38% (Gross of Fees) in 2016 and represented 8.9% of the portfolio as of December 31, 2016. Although a defensive duration was maintained during 2016, the sleeve improved performance by reducing MBS basis exposure, rotating some MBS exposure out of index and into higher-coupon, lower-duration pools, maintaining elevated cash balances, and maintaining its allocation to shorter, high-yielding and high credit quality Non-Agency Residential MBS and Commercial MBS.

TIPS returned 4.80% (Gross of Fees) for the year ended December 31, 2016 and represented 9.7% of the portfolio as of that date. Rising inflation was a market theme during 2016 and this was the key factor driving returns in TIPS. On average, year-over-year inflation as measured by the Consumer Price Index was 1.3% during the year compared to 0.1% during 2015. While Treasury returns were held back by rising interest rates, TIPS outperformed nominal Treasury bonds because TIPS investors are generally compensated for the effects of inflation. This is observed by wider levels of breakeven rates of inflation. Within the portfolio, returns were greatest in maturities over 10 years as wider inflation breakevens more than offset the rise in yields. We expect inflationary pressures to continue through 2017 and to be supportive of the allocation to TIPS.

A year ago we commented that if U.S. economic growth were to accelerate it might cause interest rates to rise, something investors have been anticipating for some time, in our opinion. As it turned out, the only strong quarter of GDP growth occurred in Q3'16, with growth coming in at an annualized rate of 3.5%, according to data from the Bureau of Economic Analysis. The other two quarters (Q1'16 & Q2'16) failed to exceed 1.5% (annualized). The results for the fourth quarter have yet to be released. U.S. GDP growth has averaged just 2.1% in the current recovery, which commenced in Q3'09, according to the National Bureau of Economic Research. Interest rates did not move much on a net basis in 2016. The yield on the 10-year Treasury note ("T-note") rose 18 bps, from 2.27% to 2.45%,

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--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2016 (UNAUDITED)

according to Bloomberg. Interest rates, however, did receive a spark after Donald J. Trump's win in the U.S. presidential election on November 8, 2016. The yield on the 10-year T-note surged from 1.86% to 2.45% by year-end. We believe that the U.S. economy may be poised to strengthen following the election. President-Elect Donald Trump's economic agenda looks to be pro-growth, in our opinion.

For the second consecutive year, at its December Federal Open Market Committee meeting, the Federal Reserve (the "Fed") initiated a 25 basis point increase to the federal funds target rate trading range, which now stands at 0.50% to 0.75%. The Fed commented in December that inflation expectations have increased "considerably" and noted that the labor market is tightening, according to Bloomberg. The Fed is forecasting three quarter-point increases in 2017. For the 30-year period ended December 31, 2016, the federal funds target rate (upper bound) averaged 3.54%, compared to 2.70% for the Consumer Price Index, according to Bloomberg. As of the close of 2016, the federal funds target rate (upper bound) stood at 0.75%, while the Consumer Price Index stood at 2.10%. Instead of being 84 bps point above inflation (CPI), it stood 135 bps below on December 31, 2016. We believe this suggests that the Fed is still pro-growth in its bias. The combination of the Fed's easy monetary policy and President-Elect Donald J. Trump's proposed pro-growth policies, including corporate tax cuts and less government regulations on businesses, could prove to be a positive catalyst for growth in 2017, in our opinion. Brian Wesbury, Chief Economist at First Trust Advisors L.P., sees the yield on the 10-year T-note rising to 3.25% by the end of 2017.

Investors continue to funnel capital into taxable bond mutual funds and exchange-traded funds ("ETFs"). The estimated net inflows to Taxable Bond funds and ETFs totaled $194.1 billion in 2016, according to Morningstar. That is more than the total estimated net inflows to "All Long Term" funds and ETFs, which was $164.6 billion in 2016. That indicates that some of the other categories experienced net outflows in 2016, in our view. The Multisector Bond category reported estimated net inflows totaling $2.5 billion.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2016 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                      PERIOD ENDED DECEMBER 31, 2016
                                                                                    1 YEAR
                                                                                    ANNUAL     SINCE INCEPTION AVERAGE
                                                                 INCEPTION DATE  TOTAL RETURN    ANNUAL TOTAL RETURN

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO - CLASS I              5/1/14          9.27%              3.84%
FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO - CLASS II             5/1/14          9.53%              4.08%
Broad Blended Benchmark (a)                                                          6.77%              4.97%
Bloomberg Barclays U.S. Aggregate Index (b)                                          2.65%              2.31%
Russell 3000(R) Index (c)                                                           12.74%              8.67%
Multi Asset Class Blended Benchmark (d)                                             10.31%              3.48%
----------------------------------------------------------------------------------------------------------------------


(a) The Broad Blended Benchmark return is split between the Bloomberg Barclays U.S. Aggregate Index (60%) and the Russell 3000(R) Index (40%).

(b) The Bloomberg Barclays U.S. Aggregate Index represents the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Bonds included in the index are U.S. dollar denominated; have a fixed rate coupon; carry an investment-grade rating; have at least one year to final maturity; and meet certain criteria for minimum amount of outstanding par value. (The index reflects no deduction for fees, expenses or taxes).

(c) The Russell 3000(R) Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

(d) The Multi Asset Class Blended Benchmark is weighted to include nine indexes: Russell 3000(R) Index (15%), BofA Merrill Lynch Fixed Rate Preferred Securities Index (8%), Alerian MLP Index (15%), S&P U.S. REIT Index (15%), BofA Merrill Lynch U.S. High Yield Index (8%), S&P/LSTA Leveraged Loan Index (15%), Bloomberg Barclays U.S. Corporate Investment-Grade Index (8%), BofA Merrill Lynch U.S. MBS Index (8%), and BofA Merrill Lynch U.S. Inflation-Linked Treasury Index (8%).

The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

                              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                    May 1, 2014 - December 31, 2016

                First Trust Multi       Broad        Bloomberg
                Income Allocation      Blended     Barclays U.S.    Russell 3000(R)   Multi Asset Class
               Portfolio -- Class I   Benchmark   Aggregate Index        Index        Blended Benchmark
5/1/2014             $10,000           $10,000        $10,000           $10,000            $10,000
6/30/2014             10,320            10,245         10,096            10,470             10,334
12/31/2014            10,457            10,582         10,295            11,020             10,428
6/30/2015             10,383            10,667         10,284            11,234             10,278
12/31/2015            10,119            10,662         10,354            11,073              9,933
6/30/2016             10,900            11,168         10,904            11,474             10,744
12/31/2016            11,057            11,384         10,628            12,483             10,958

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2016 (UNAUDITED)

------------------------------------------------------
                                           % OF TOTAL
TOP 10 HOLDINGS                            INVESTMENTS
------------------------------------------------------
First Trust Senior Loan Fund                  16.2%
iShares iBoxx $ Investment Grade Corporate
  Bond ETF                                     8.7
First Trust Tactical High Yield ETF            7.0
First Trust Preferred Securities and
  Income ETF                                   6.9
iShares MBS ETF                                1.4
Enterprise Products Partners, L.P.             1.3
Spectra Energy Partners, L.P.                  0.9
Enbridge Energy Partners, L.P.                 0.8
Magellan Midstream Partners, L.P.              0.8
Plains All American Pipeline, L.P.             0.7
------------------------------------------------------
    Total                                     44.7%
                                             ======

------------------------------------------------------
                                           % OF TOTAL
SECTOR ALLOCATION                          INVESTMENTS
------------------------------------------------------
Exchange-Traded Funds                         40.7%
------------------------------------------------------
Common Stocks:
  Financials                                   3.6
  Industrials                                  3.1
  Information Technology                       3.1
  Energy                                       3.1
  Utilities                                    3.0
  Consumer Discretionary                       2.5
  Health Care                                  1.9
  Consumer Staples                             1.0
  Materials                                    0.6
  Telecommunication Services                   0.3
------------------------------------------------------
Total Common Stocks                           22.2
------------------------------------------------------
Real Estate Investment Trusts:
  Financials                                  10.8
------------------------------------------------------
Total Real Estate Investment Trusts           10.8
------------------------------------------------------
U.S. Government Bonds & Notes                  9.6
------------------------------------------------------
Master Limited Partnerships:
  Energy                                       8.4
  Utilities                                    0.8
  Materials                                    0.3
------------------------------------------------------
Total Master Limited Partnerships              9.5
------------------------------------------------------
U.S. Government Agency Mortgage-Backed
  Securities                                   6.4
------------------------------------------------------
Mortgage-Backed Securities                     0.7
------------------------------------------------------
Asset-Backed Securities                        0.1
------------------------------------------------------
    Total                                    100.0%
                                             ======

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2016 (UNAUDITED)


FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO

For the year ended December 31, 2016, the First Trust Dorsey Wright Tactical Core Portfolio (the "Fund") Class I Shares returned 0.95% versus 8.31% for the Broad Blended Benchmark, which includes the S&P 500(R) Index (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%).

The Fund seeks to provide total return. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus any investment borrowings) in exchange-traded funds ("ETFs") and cash and cash equivalents that comprise the Dorsey Wright Tactical Tilt Moderate Core Index (the "Index"). It is expected that a majority of the ETFs in which the Fund invests will be advised by First Trust.

The Index is owned and was developed by Dorsey, Wright & Associates (the "Index Provider"). The Index is constructed pursuant to the Index Provider's proprietary methodology, which takes into account the performance of four distinct assets classes relative to one another. The Index is designed to strategically allocate its investments among (i) domestic equity securities;
(ii) international equity securities; (iii) fixed income securities; and (iv) cash and cash equivalents. The Index will gain exposure to the first three asset classes by investing in ETFs that invest in such assets. The Index Provider has retained Nasdaq, Inc. ("Nasdaq") to calculate and maintain the Index.

The Index will utilize the Dynamic Asset Level Investing ("DALI") asset allocation process developed by the Index Provider in order to allocate assets over the four asset classes. The asset class allocations are determined using a relative strength methodology that is based upon each asset class's market performance and characteristics that offer the greatest potential to outperform the other asset classes at a given time. Relative strength is a momentum technique that relies on unbiased, unemotional and objective data, rather than biased forecasting and subjective research. Relative strength is a way of recording historic performance patterns, and the Index Provider uses relative strength signals as a trend indicator for current momentum trends of each asset class against the others.

PERFORMANCE REVIEW

The Fund started 2016 with the following allocations to the four asset classes: domestic equity securities (74.4%), international equity securities (4.6%), fixed income securities (19.8%), cash and cash equivalents (1.2%). In March 2016, the DALI asset allocation to domestic equity securities decreased to 20%, while the fixed income securities allocation increased to 60%. Later in 2016, the DALI asset allocation to domestic equity securities increased and by the end of 2016, the Fund had the following allocations: domestic equity securities (73.1%), international equity securities (4.6%), fixed income securities (18.4%), cash and cash equivalents (3.9%).

The Fund's largest contributing holdings in 2016 were the First Trust Energy AlphaDEX(R) Fund, the First Trust Utilities AlphaDEX(R) Fund, and the First Trust Large Cap Growth AlphaDEX(R) Fund. The Fund's largest detracting holdings were the First Trust NYSE Arca Biotechnology Index Fund, the First Trust Health Care AlphaDEX(R) Fund, and the First Trust Small Cap Growth AlphaDEX(R) Fund.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2016 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON                                                                      PERIOD ENDED DECEMBER 31, 2016
                                                                                    1 YEAR
                                                                                    ANNUAL     SINCE INCEPTION AVERAGE
                                                                 INCEPTION DATE  TOTAL RETURN    ANNUAL TOTAL RETURN

FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO - CLASS I         10/30/15         0.95%              0.30%
FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO - CLASS II        10/30/15         0.88%              0.33%
Broad Blended Benchmark (a)                                                          8.31%              6.16%
Bloomberg Barclays U.S. Aggregate Index (b)                                          2.65%              1.75%
S&P 500(R) Index (c)                                                                11.96%              8.95%
----------------------------------------------------------------------------------------------------------------------


(a) The Broad Blended Benchmark return is split between Bloomberg Barclays U.S. Aggregate Index (40%) and the S&P 500(R) Index (60%).

(b) The Bloomberg Barclays U.S. Aggregate Index represents the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Bonds included in the index are U.S. dollar denominated; have a fixed rate coupon; carry an investment-grade rating; have at least one year to final maturity; and meet certain criteria for minimum amount of outstanding par value. (The index reflects no deduction for fees, expenses or taxes).

(c) The S&P 500(R) Index is an unmanaged index of 500 stocks used to measure large-cap U.S. stock market performance. (The index reflects no deduction for fees, expenses or taxes).

The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

                        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                            October 30, 2015 - December 31, 2016

               First Trust Dorsey Wright
               Tactical Core Portfolio -   Broad Blended    Bloomberg Barclays    S&P 500(R)
                        Class I              Benchmark     U.S. Aggregate Index     Index
10/30/15                $10,000               $10,000            $10,000           $10,000
12/31/15                  9,940                 9,900              9,941             9,872
6/30/16                   9,807                10,347             10,469            10,251
12/31/16                 10,035                10,722             10,204            11,053

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
                                 ANNUAL REPORT
                         DECEMBER 31, 2016 (UNAUDITED)

------------------------------------------------------
                                           % OF TOTAL
TOP 10 HOLDINGS                            INVESTMENTS
------------------------------------------------------
First Trust Mid Cap Core AlphaDEX(R) Fund     10.4%
First Trust Small Cap Growth AlphaDEX(R)
  Fund                                         9.7
First Trust Energy AlphaDEX(R) Fund            9.7
First Trust Large Cap Growth AlphaDEX(R)
  Fund                                         9.4
First Trust Utilities AlphaDEX(R) Fund         8.9
First Trust Dow Jones Internet Index Fund      8.8
First Trust NASDAQ-100-Technology Sector
  Index Fund                                   8.7
First Trust Industrials/Producer Durables
  AlphaDEX(R) Fund                             8.2
iShares Core U.S. Aggregate Bond ETF           5.7
SPDR Bloomberg Barclays Convertible
  Securities ETF                               3.4
------------------------------------------------------
    Total                                     82.9%
                                             ======

FIRST TRUST VARIABLE INSURANCE TRUST
UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2016 (UNAUDITED)


As a shareholder of First Trust/Dow Jones Dividend & Income Allocation Portfolio, First Trust Multi Income Allocation Portfolio or First Trust Dorsey Wright Tactical Core Portfolio (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees, if any; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2016.

ACTUAL EXPENSES

The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                   HYPOTHETICAL
                                              ACTUAL EXPENSES                              (5% RETURN BEFORE EXPENSES)
                                 ------------------------------------------   ------------------------------------------------------
                                                                EXPENSES                                     EXPENSES
                                   BEGINNING       ENDING     PAID DURING       BEGINNING       ENDING     PAID DURING     ANNUAL-
                                    ACCOUNT       ACCOUNT        PERIOD          ACCOUNT       ACCOUNT        PERIOD        IZED
                                     VALUE         VALUE       7/1/2016-          VALUE         VALUE       7/1/2016-      EXPENSE
                                    7/1/2016     12/31/2016  12/31/2016 (a)      7/1/2016     12/31/2016  12/31/2016 (a)  RATIO (b)
                                 --------------  ----------  --------------   --------------  ----------  --------------  ----------
First Trust/Dow Jones Dividend &
  Income Allocation Portfolio
       Class I                     $ 1,000.00    $ 1,049.10      $ 6.18         $ 1,000.00    $ 1,019.10      $ 6.09        1.20%
       Class II                    $ 1,000.00    $ 1,050.30      $ 4.90         $ 1,000.00    $ 1,020.36      $ 4.82        0.95%

First Trust Multi Income Allocation
  Portfolio
       Class I                     $ 1,000.00    $ 1,014.40      $ 4.20         $ 1,000.00    $ 1,020.96      $ 4.22        0.83%
       Class II                    $ 1,000.00    $ 1,016.60      $ 2.94         $ 1,000.00    $ 1,022.22      $ 2.95        0.58%

First Trust Dorsey Wright Tactical
  Core Portfolio
       Class I                     $ 1,000.00    $ 1,023.20      $ 4.02         $ 1,000.00    $ 1,021.17      $ 4.01        0.79%
       Class II                    $ 1,000.00    $ 1,021.40      $ 2.69         $ 1,000.00    $ 1,022.47      $ 2.69        0.53%

(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (July 1, 2016 through December 31, 2016), multiplied by 184/366 (to reflect the one-half year period).

(b) The expense ratios reflect an expense cap. First Trust Multi Income Allocation Portfolio expense ratios reflect an additional waiver. See Note 3 in the Notes to Financial Statements.

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS - 54.8%

             AEROSPACE & DEFENSE - 1.5%
     11,946  General Dynamics Corp........................................................  $   2,062,597
      7,732  Lockheed Martin Corp.........................................................      1,932,536
      8,664  Northrop Grumman Corp........................................................      2,015,073
     13,614  Raytheon Co..................................................................      1,933,188
                                                                                            -------------
                                                                                                7,943,394
                                                                                            -------------
             AIR FREIGHT & LOGISTICS - 0.7%
     26,303  CH Robinson Worldwide, Inc...................................................      1,926,958
     35,974  Expeditors International of Washington, Inc..................................      1,905,183
                                                                                            -------------
                                                                                                3,832,141
                                                                                            -------------
             AIRLINES - 0.9%
     28,139  Alaska Air Group, Inc........................................................      2,496,774
     47,086  Delta Air Lines, Inc.........................................................      2,316,160
                                                                                            -------------
                                                                                                4,812,934
                                                                                            -------------
             AUTOMOBILES - 0.4%
     21,882  Thor Industries, Inc.........................................................      2,189,294
                                                                                            -------------
             BANKS - 2.6%
     25,521  Bank of Hawaii Corp..........................................................      2,263,458
     56,643  Columbia Banking System, Inc.................................................      2,530,809
     39,504  Commerce Bancshares, Inc.....................................................      2,283,726
     24,698  South State Corp.............................................................      2,158,605
    127,730  TCF Financial Corp...........................................................      2,502,231
     43,212  U.S. Bancorp.................................................................      2,219,800
                                                                                            -------------
                                                                                               13,958,629
                                                                                            -------------
             BEVERAGES - 1.0%
     43,794  Coca-Cola (The) Co...........................................................      1,815,699
     20,297  Dr. Pepper Snapple Group, Inc................................................      1,840,329
     17,039  PepsiCo, Inc.................................................................      1,782,791
                                                                                            -------------
                                                                                                5,438,819
                                                                                            -------------
             BUILDING PRODUCTS - 0.3%
     37,521  A.O. Smith Corp..............................................................      1,776,619
                                                                                            -------------
             CAPITAL MARKETS - 3.2%
     18,577  Ameriprise Financial, Inc....................................................      2,060,932
      5,114  BlackRock, Inc...............................................................      1,946,082
     28,580  CBOE Holdings, Inc...........................................................      2,111,776
     17,733  CME Group, Inc...............................................................      2,045,502
     11,433  FactSet Research Systems, Inc................................................      1,868,495
     11,191  MarketAxess Holdings, Inc....................................................      1,644,182
     23,381  Morningstar, Inc.............................................................      1,719,906
     27,441  Nasdaq, Inc..................................................................      1,841,840
     27,870  T. Rowe Price Group, Inc.....................................................      2,097,496
                                                                                            -------------
                                                                                               17,336,211
                                                                                            -------------
             CHEMICALS - 0.9%
     12,963  International Flavors & Fragrances, Inc......................................      1,527,431
      4,317  NewMarket Corp...............................................................      1,829,717
      6,699  Sherwin-Williams (The) Co....................................................      1,800,289
                                                                                            -------------
                                                                                                5,157,437
                                                                                            -------------


Page 16                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             COMMERCIAL SERVICES & SUPPLIES - 0.7%
     16,460  Cintas Corp..................................................................  $   1,902,117
     63,297  Rollins, Inc.................................................................      2,138,173
                                                                                            -------------
                                                                                                4,040,290
                                                                                            -------------
             COMMUNICATIONS EQUIPMENT - 0.3%
     58,429  Cisco Systems, Inc...........................................................      1,765,724
                                                                                            -------------
             CONTAINERS & PACKAGING - 0.3%
     23,826  Avery Dennison Corp..........................................................      1,673,062
                                                                                            -------------
             DISTRIBUTORS - 0.3%
     18,450  Genuine Parts Co.............................................................      1,762,713
                                                                                            -------------
             ELECTRICAL EQUIPMENT - 1.4%
     38,789  AMETEK, Inc..................................................................      1,885,145
     34,001  Emerson Electric Co..........................................................      1,895,556
     17,201  Hubbell, Inc.................................................................      2,007,357
     15,149  Rockwell Automation, Inc.....................................................      2,036,025
                                                                                            -------------
                                                                                                7,824,083
                                                                                            -------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.1%
     28,547  Amphenol Corp., Class A......................................................      1,918,358
     45,137  Avnet, Inc...................................................................      2,148,973
     28,789  TE Connectivity, Ltd.........................................................      1,994,502
                                                                                            -------------
                                                                                                6,061,833
                                                                                            -------------
             EQUITY REAL ESTATE INVESTMENT TRUSTS - 1.0%
     28,811  Equity Residential...........................................................      1,854,276
     16,318  PS Business Parks, Inc.......................................................      1,901,373
      8,306  Public Storage...............................................................      1,856,391
                                                                                            -------------
                                                                                                5,612,040
                                                                                            -------------
             FOOD & STAPLES RETAILING - 0.6%
     20,827  CVS Health Corp..............................................................      1,643,458
     25,698  Wal-Mart Stores, Inc.........................................................      1,776,246
                                                                                            -------------
                                                                                                3,419,704
                                                                                            -------------
             FOOD PRODUCTS - 2.0%
     48,862  Hormel Foods Corp............................................................      1,700,886
     13,929  Ingredion, Inc...............................................................      1,740,568
     15,559  J&J Snack Foods Corp.........................................................      2,076,037
     18,548  McCormick & Co., Inc.........................................................      1,731,085
     42,218  Mondelez International, Inc., Class A........................................      1,871,524
     19,240  Sanderson Farms, Inc.........................................................      1,813,178
                                                                                            -------------
                                                                                               10,933,278
                                                                                            -------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%
     23,642  Danaher Corp.................................................................      1,840,293
                                                                                            -------------
             HEALTH CARE PROVIDERS & SERVICES - 1.4%
     14,789  Anthem, Inc..................................................................      2,126,215
     23,853  Cardinal Health, Inc.........................................................      1,716,700
     40,343  Patterson Cos., Inc..........................................................      1,655,273
     13,238  UnitedHealth Group, Inc......................................................      2,118,610
                                                                                            -------------
                                                                                                7,616,798
                                                                                            -------------


                        See Notes to Financial Statements                Page 17

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             HOTELS, RESTAURANTS & LEISURE - 1.2%
     37,023  Cheesecake Factory (The), Inc................................................  $   2,216,937
     14,017  Cracker Barrel Old Country Store, Inc........................................      2,340,559
     34,233  Starbucks Corp...............................................................      1,900,616
                                                                                            -------------
                                                                                                6,458,112
                                                                                            -------------
             HOUSEHOLD PRODUCTS - 0.6%
     38,675  Church & Dwight Co., Inc.....................................................      1,709,048
     20,650  Procter & Gamble (The) Co....................................................      1,736,252
                                                                                            -------------
                                                                                                3,445,300
                                                                                            -------------
             INDUSTRIAL CONGLOMERATES - 1.4%
     10,517  3M Co........................................................................      1,878,020
     18,069  Carlisle Cos., Inc...........................................................      1,992,830
     15,987  Honeywell International, Inc.................................................      1,852,094
     10,159  Roper Industries, Inc........................................................      1,859,910
                                                                                            -------------
                                                                                                7,582,854
                                                                                            -------------
             INSURANCE - 11.5%
     25,789  AFLAC, Inc...................................................................      1,794,914
     45,852  Allied World Assurance Co. Holdings AG.......................................      2,462,711
     26,791  Allstate (The) Corp..........................................................      1,985,749
     24,710  American Financial Group, Inc................................................      2,177,445
     31,530  AMERISAFE, Inc...............................................................      1,965,896
     16,477  Aon PLC......................................................................      1,837,680
     32,850  Argo Group International Holdings, Ltd.......................................      2,164,815
     39,781  Aspen Insurance Holdings, Ltd................................................      2,187,955
     20,091  Assurant, Inc................................................................      1,865,650
     34,113  Axis Capital Holdings, Ltd...................................................      2,226,556
     49,148  Brown & Brown, Inc...........................................................      2,204,779
     14,750  Chubb, Ltd...................................................................      1,948,770
     53,861  CNA Financial Corp...........................................................      2,235,231
     28,316  Endurance Specialty Holdings, Ltd............................................      2,616,398
      9,755  Everest Re Group, Ltd........................................................      2,110,982
     47,184  First American Financial Corp................................................      1,728,350
     24,574  Hanover Insurance Group (The), Inc...........................................      2,236,480
     43,282  Hartford Financial Services (The) Group, Inc.................................      2,062,387
     50,567  Horace Mann Educators Corp...................................................      2,164,268
     27,558  Marsh & McLennan Cos., Inc...................................................      1,862,645
    105,184  Old Republic International Corp..............................................      1,998,496
     35,980  Principal Financial Group, Inc...............................................      2,081,803
     35,315  ProAssurance Corp............................................................      1,984,703
     58,837  Progressive (The) Corp.......................................................      2,088,713
     17,170  Reinsurance Group of America, Inc............................................      2,160,501
     15,423  RenaissanceRe Holdings, Ltd..................................................      2,100,921
     29,009  Torchmark Corp...............................................................      2,139,704
     16,181  Travelers (The) Cos., Inc....................................................      1,980,878
     37,202  Validus Holdings, Ltd........................................................      2,046,482
     55,110  XL Group, Ltd................................................................      2,053,399
                                                                                            -------------
                                                                                               62,475,261
                                                                                            -------------


Page 18                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             IT SERVICES - 3.1%
     15,170  Accenture PLC, Class A.......................................................  $   1,776,862
     32,037  Amdocs, Ltd..................................................................      1,866,155
     21,015  Automatic Data Processing, Inc...............................................      2,159,922
     27,339  Broadridge Financial Solutions, Inc..........................................      1,812,576
     11,669  International Business Machines Corp.........................................      1,936,937
     21,664  Jack Henry & Associates, Inc.................................................      1,923,330
     18,210  MasterCard, Inc., Class A....................................................      1,880,183
     32,026  Paychex, Inc.................................................................      1,949,743
     22,411  Visa, Inc., Class A..........................................................      1,748,506
                                                                                            -------------
                                                                                               17,054,214
                                                                                            -------------
             LEISURE PRODUCTS - 0.4%
     37,994  Brunswick Corp...............................................................      2,072,193
                                                                                            -------------
             MACHINERY - 3.8%
     28,513  CLARCOR, Inc.................................................................      2,351,467
     14,462  Cummins, Inc.................................................................      1,976,522
     49,647  Donaldson Co., Inc...........................................................      2,089,146
     25,045  Graco, Inc...................................................................      2,080,989
     19,808  IDEX Corp....................................................................      1,783,908
     15,464  Illinois Tool Works, Inc.....................................................      1,893,721
     27,280  Ingersoll-Rand PLC...........................................................      2,047,091
     12,196  Snap-On, Inc.................................................................      2,088,809
     39,567  Toro (The) Co................................................................      2,213,774
     22,698  Wabtec Corp..................................................................      1,884,388
                                                                                            -------------
                                                                                               20,409,815
                                                                                            -------------
             MEDIA - 1.1%
     82,923  Interpublic Group of (The) Cos., Inc.........................................      1,941,227
     21,805  Omnicom Group, Inc...........................................................      1,855,824
     19,958  Walt Disney (The) Co.........................................................      2,080,023
                                                                                            -------------
                                                                                                5,877,074
                                                                                            -------------
             MULTILINE RETAIL - 0.4%
     26,987  Target Corp..................................................................      1,949,271
                                                                                            -------------
             OIL, GAS & CONSUMABLE FUELS - 0.7%
     21,234  Exxon Mobil Corp.............................................................      1,916,581
     23,009  Phillips 66..................................................................      1,988,208
                                                                                            -------------
                                                                                                3,904,789
                                                                                            -------------
             PAPER & FOREST PRODUCTS - 0.4%
     23,458  Neenah Paper, Inc............................................................      1,998,622
                                                                                            -------------
             PERSONAL PRODUCTS - 0.3%
     20,926  Estee Lauder (The) Cos., Inc., Class A.......................................      1,600,630
                                                                                            -------------
             PHARMACEUTICALS - 0.7%
     15,688  Johnson & Johnson............................................................      1,807,414
     54,720  Pfizer, Inc..................................................................      1,777,306
                                                                                            -------------
                                                                                                3,584,720
                                                                                            -------------


                        See Notes to Financial Statements                Page 19

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             PROFESSIONAL SERVICES - 1.3%
     36,298  Exponent, Inc................................................................  $   2,188,770
     25,648  ManpowerGroup, Inc...........................................................      2,279,338
     48,953  Robert Half International, Inc...............................................      2,387,927
                                                                                            -------------
                                                                                                6,856,035
                                                                                            -------------
             ROAD & RAIL - 1.2%
     22,842  JB Hunt Transport Services, Inc..............................................      2,217,273
     27,223  Landstar System, Inc.........................................................      2,322,122
     19,002  Union Pacific Corp...........................................................      1,970,127
                                                                                            -------------
                                                                                                6,509,522
                                                                                            -------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.4%
     26,409  Texas Instruments, Inc.......................................................      1,927,065
                                                                                            -------------
             SOFTWARE - 0.7%
     56,027  CA, Inc......................................................................      1,779,978
     16,848  Intuit, Inc..................................................................      1,930,949
                                                                                            -------------
                                                                                                3,710,927
                                                                                            -------------
             SPECIALTY RETAIL - 1.8%
     27,368  Foot Locker, Inc.............................................................      1,940,118
     14,403  Home Depot (The), Inc........................................................      1,931,154
     28,824  Ross Stores, Inc.............................................................      1,890,854
     24,784  TJX (The) Cos., Inc..........................................................      1,862,022
     27,517  Tractor Supply Co............................................................      2,086,064
                                                                                            -------------
                                                                                                9,710,212
                                                                                            -------------
             TEXTILES, APPAREL & LUXURY GOODS - 1.0%
     21,374  Carter's, Inc................................................................      1,846,500
     35,201  NIKE, Inc., Class B..........................................................      1,789,267
     33,066  VF Corp......................................................................      1,764,071
                                                                                            -------------
                                                                                                5,399,838
                                                                                            -------------
             TOBACCO - 0.4%
     39,307  Reynolds American, Inc.......................................................      2,202,764
                                                                                            -------------
             TRADING COMPANIES & DISTRIBUTORS - 1.5%
     44,360  Fastenal Co..................................................................      2,084,033
     25,247  MSC Industrial Direct Co., Inc., Class A.....................................      2,332,570
      8,241  W.W. Grainger, Inc...........................................................      1,913,972
     13,155  Watsco, Inc..................................................................      1,948,519
                                                                                            -------------
                                                                                                8,279,094
                                                                                            -------------
             TOTAL COMMON STOCKS..........................................................    298,003,608
             (Cost $265,906,159)                                                            -------------


Page 20                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES - 39.8%

             AEROSPACE & DEFENSE - 1.0%
$   100,000  Boeing (The) Co.....................................    1.65%      10/30/20    $      98,136
    250,000  Boeing (The) Co.....................................    2.35%      10/30/21          251,636
    100,000  Boeing (The) Co.....................................    2.20%      10/30/22           98,273
    175,000  Boeing (The) Co.....................................    1.88%      06/15/23          167,061
    150,000  Boeing (The) Co.....................................    2.50%      03/01/25          145,472
    100,000  Boeing (The) Co.....................................    2.60%      10/30/25           97,304
    175,000  Boeing (The) Co.....................................    2.25%      06/15/26          164,387
     25,000  Boeing (The) Co.....................................    6.63%      02/15/38           33,914
    308,000  Boeing (The) Co.....................................    3.38%      06/15/46          281,253
    300,000  Boeing Capital Corp.................................    4.70%      10/27/19          323,773
    200,000  Lockheed Martin Corp................................    2.50%      11/23/20          201,872
    250,000  Lockheed Martin Corp................................    3.55%      01/15/26          255,908
    220,000  Lockheed Martin Corp................................    4.70%      05/15/46          240,276
    250,000  Northrop Grumman Corp...............................    3.20%      02/01/27          247,879
    200,000  Northrop Grumman Corp...............................    5.05%      11/15/40          223,599
    250,000  United Technologies Corp............................    1.80%      06/01/17          250,668
    285,000  United Technologies Corp. (a).......................    1.24%      11/01/19          285,839
    250,000  United Technologies Corp............................    1.95%      11/01/21          245,234
    650,000  United Technologies Corp............................    3.10%      06/01/22          668,595
    100,000  United Technologies Corp............................    2.65%      11/01/26           96,147
    100,000  United Technologies Corp............................    6.05%      06/01/36          125,484
    150,000  United Technologies Corp............................    4.50%      06/01/42          160,933
    500,000  United Technologies Corp............................    3.75%      11/01/46          477,097
                                                                                            -------------
                                                                                                5,140,740
                                                                                            -------------
             AIR FREIGHT & LOGISTICS - 0.5%
    250,000  FedEx Corp..........................................    2.30%      02/01/20          250,479
    300,000  FedEx Corp..........................................    3.20%      02/01/25          299,945
     50,000  FedEx Corp..........................................    3.25%      04/01/26           49,755
    250,000  FedEx Corp..........................................    4.75%      11/15/45          259,939
    548,000  FedEx Corp..........................................    4.55%      04/01/46          554,440
    545,000  United Parcel Service, Inc..........................    2.45%      10/01/22          543,184
    500,000  United Parcel Service, Inc..........................    2.40%      11/15/26          473,336
    500,000  United Parcel Service, Inc..........................    3.40%      11/15/46          462,164
                                                                                            -------------
                                                                                                2,893,242
                                                                                            -------------
             AIRLINES - 0.2%
    180,000  Southwest Airlines Co...............................    5.13%      03/01/17          181,054
    385,000  Southwest Airlines Co...............................    2.75%      11/06/19          392,315
    420,000  Southwest Airlines Co...............................    2.65%      11/05/20          421,436
    250,000  Southwest Airlines Co...............................    3.00%      11/15/26          236,134
                                                                                            -------------
                                                                                                1,230,939
                                                                                            -------------
             AUTOMOBILES - 0.1%
    250,000  Ford Motor Co.......................................    4.35%      12/08/26          253,121
    250,000  Ford Motor Co.......................................    5.29%      12/08/46          254,195
                                                                                            -------------
                                                                                                  507,316
                                                                                            -------------
             BANKS - 6.7%
    657,000  Bank of America Corp................................    3.88%      03/22/17          660,756
  1,400,000  Bank of America Corp................................    2.60%      01/15/19        1,412,662


                        See Notes to Financial Statements                Page 21

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             BANKS (CONTINUED)
$   400,000  Bank of America Corp. (a)...........................    1.87%      04/01/19    $     402,014
    100,000  Bank of America Corp................................    2.63%      10/19/20          100,147
    600,000  Bank of America Corp................................    2.63%      04/19/21          596,483
    725,000  Bank of America Corp................................    5.70%      01/24/22          815,251
    250,000  Bank of America Corp. (a)...........................    2.06%      10/21/22          254,502
    250,000  Bank of America Corp................................    2.50%      10/21/22          242,105
    450,000  Bank of America Corp................................    4.00%      04/01/24          464,830
    100,000  Bank of America Corp................................    4.00%      01/22/25          100,297
    400,000  Bank of America Corp................................    4.45%      03/03/26          412,989
    950,000  Bank of America Corp................................    3.50%      04/19/26          939,182
    150,000  Bank of America Corp................................    3.25%      10/21/27          143,527
    250,000  Bank of America Corp................................    4.18%      11/25/27          250,663
    225,000  Bank of America Corp................................    5.88%      02/07/42          272,911
    225,000  Bank of America Corp................................    4.88%      04/01/44          245,090
    600,000  Bank of America N.A.................................    5.30%      03/15/17          604,677
  1,000,000  BB&T Corp...........................................    2.05%      05/10/21          982,057
  1,000,000  Citigroup, Inc. (a).................................    1.49%      03/10/17        1,000,647
    800,000  Citigroup, Inc......................................    2.15%      07/30/18          802,955
    300,000  Citigroup, Inc......................................    2.50%      09/26/18          302,997
  1,000,000  Citigroup, Inc. (a).................................    1.88%      06/07/19        1,008,122
    300,000  Citigroup, Inc......................................    2.05%      06/07/19          299,043
    250,000  Citigroup, Inc......................................    2.40%      02/18/20          249,679
    600,000  Citigroup, Inc......................................    2.70%      03/30/21          599,223
    350,000  Citigroup, Inc......................................    2.35%      08/02/21          342,738
  1,000,000  Citigroup, Inc. (a).................................    2.02%      12/08/21        1,004,549
    250,000  Citigroup, Inc......................................    2.90%      12/08/21          249,610
    775,000  Citigroup, Inc......................................    4.50%      01/14/22          827,217
    450,000  Citigroup, Inc......................................    4.60%      03/09/26          465,982
    300,000  Citigroup, Inc......................................    3.40%      05/01/26          292,075
    250,000  Citigroup, Inc......................................    3.20%      10/21/26          239,552
    300,000  Citigroup, Inc......................................    4.30%      11/20/26          303,344
    100,000  Citigroup, Inc......................................    4.45%      09/29/27          101,800
    350,000  Citigroup, Inc......................................    4.13%      07/25/28          346,526
    200,000  Citigroup, Inc......................................    5.88%      01/30/42          237,789
    100,000  Citigroup, Inc......................................    6.68%      09/13/43          127,194
     35,000  Citigroup, Inc......................................    4.65%      07/30/45           37,040
    250,000  Citigroup, Inc......................................    4.75%      05/18/46          251,278
    500,000  Discover Bank.......................................    3.45%      07/27/26          483,777
    600,000  HSBC Bank USA N.A...................................    4.88%      08/24/20          636,392
    100,000  HSBC USA, Inc.......................................    1.50%      11/13/17           99,946
  1,000,000  HSBC USA, Inc.......................................    1.63%      01/16/18          998,404
    400,000  JPMorgan Chase & Co.................................    1.85%      03/22/19          398,867
    400,000  JPMorgan Chase & Co.................................    2.20%      10/22/19          401,769
    150,000  JPMorgan Chase & Co.................................    2.55%      03/01/21          149,616
    550,000  JPMorgan Chase & Co.................................    4.63%      05/10/21          592,553
    450,000  JPMorgan Chase & Co.................................    2.40%      06/07/21          446,145
  1,000,000  JPMorgan Chase & Co. (a)............................    1.94%      01/15/23        1,004,423
    325,000  JPMorgan Chase & Co.................................    3.20%      01/25/23          328,887
    500,000  JPMorgan Chase & Co.................................    2.70%      05/18/23          489,620


Page 22                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             BANKS (CONTINUED)
$   250,000  JPMorgan Chase & Co. (a)............................    2.11%      10/24/23    $     255,228
    400,000  JPMorgan Chase & Co.................................    3.88%      02/01/24          414,936
    850,000  JPMorgan Chase & Co.................................    3.30%      04/01/26          836,160
    300,000  JPMorgan Chase & Co.................................    4.13%      12/15/26          306,819
    250,000  JPMorgan Chase & Co.................................    3.63%      12/01/27          243,087
    400,000  JPMorgan Chase & Co.................................    6.40%      05/15/38          519,312
    100,000  JPMorgan Chase & Co.................................    4.85%      02/01/44          111,538
    150,000  JPMorgan Chase & Co.................................    4.95%      06/01/45          160,321
    437,000  JPMorgan Chase Bank N.A.............................    6.00%      10/01/17          451,026
  1,000,000  Wachovia Corp. (a)..................................    1.23%      06/15/17        1,000,308
    600,000  Wells Fargo & Co....................................    6.00%      11/15/17          622,754
    575,000  Wells Fargo & Co....................................    2.13%      04/22/19          577,054
    200,000  Wells Fargo & Co....................................    2.15%      01/30/20          199,143
    100,000  Wells Fargo & Co....................................    2.55%      12/07/20          100,170
    900,000  Wells Fargo & Co....................................    3.00%      01/22/21          916,343
    550,000  Wells Fargo & Co....................................    2.50%      03/04/21          546,246
    300,000  Wells Fargo & Co....................................    2.10%      07/26/21          292,105
    250,000  Wells Fargo & Co. (a)...............................    2.12%      10/31/23          253,293
    425,000  Wells Fargo & Co....................................    3.30%      09/09/24          421,067
    550,000  Wells Fargo & Co....................................    3.00%      04/22/26          525,458
    100,000  Wells Fargo & Co....................................    4.10%      06/03/26          101,437
    250,000  Wells Fargo & Co....................................    3.00%      10/23/26          238,399
    200,000  Wells Fargo & Co....................................    4.30%      07/22/27          205,976
    200,000  Wells Fargo & Co....................................    3.90%      05/01/45          190,178
    100,000  Wells Fargo & Co....................................    4.90%      11/17/45          102,952
    275,000  Wells Fargo & Co....................................    4.40%      06/14/46          263,827
    750,000  Wells Fargo & Co....................................    4.75%      12/07/46          762,971
  1,000,000  Wells Fargo Bank N.A. (a)...........................    1.45%      11/28/18        1,000,473
    250,000  Wells Fargo Bank N.A................................    1.75%      05/24/19          248,878
    500,000  Wells Fargo Bank N.A. (a)...........................    1.60%      12/06/19          501,427
    200,000  Wells Fargo Bank N.A................................    5.95%      08/26/36          235,882
                                                                                            -------------
                                                                                               36,624,670
                                                                                            -------------
             BEVERAGES - 1.5%
     63,000  Anheuser-Busch InBev Finance, Inc...................    1.90%      02/01/19           63,122
    690,000  Anheuser-Busch Inbev Worldwide, Inc.................    2.65%      02/01/21          694,617
    200,000  Anheuser-Busch Inbev Worldwide, Inc.................    2.50%      07/15/22          197,093
    375,000  Anheuser-Busch Inbev Worldwide, Inc.................    3.30%      02/01/23          382,159
    600,000  Anheuser-Busch Inbev Worldwide, Inc.................    3.65%      02/01/26          610,258
    875,000  Anheuser-Busch Inbev Worldwide, Inc.................    4.70%      02/01/36          923,264
  1,100,000  Anheuser-Busch Inbev Worldwide, Inc.................    4.90%      02/01/46        1,193,672
    250,000  Coca-Cola (The) Co..................................    1.38%      05/30/19          248,426
    150,000  Coca-Cola (The) Co..................................    1.88%      10/27/20          148,807
    250,000  Coca-Cola (The) Co..................................    1.55%      09/01/21          243,090
    975,000  Coca-Cola (The) Co..................................    3.20%      11/01/23        1,007,819
    100,000  Coca-Cola (The) Co..................................    2.88%      10/27/25           98,797
    100,000  Coca-Cola (The) Co..................................    2.55%      06/01/26           94,901
    250,000  Coca-Cola (The) Co..................................    2.25%      09/01/26          235,744
    250,000  Dr. Pepper Snapple Group, Inc.......................    3.13%      12/15/23          250,446
    250,000  Dr. Pepper Snapple Group, Inc.......................    3.43%      06/15/27          249,762


                        See Notes to Financial Statements                Page 23

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             BEVERAGES (CONTINUED)
$   250,000  Dr. Pepper Snapple Group, Inc.......................    4.42%      12/15/46    $     255,803
    100,000  Molson Coors Brewing Co.............................    2.10%      07/15/21           97,496
    400,000  Molson Coors Brewing Co.............................    3.00%      07/15/26          378,898
    550,000  Molson Coors Brewing Co.............................    4.20%      07/15/46          514,881
    250,000  PepsiCo, Inc........................................    3.45%      10/06/46          228,360
                                                                                            -------------
                                                                                                8,117,415
                                                                                            -------------
             BIOTECHNOLOGY - 0.5%
    350,000  AbbVie, Inc.........................................    2.50%      05/14/20          350,372
    375,000  AbbVie, Inc.........................................    2.90%      11/06/22          370,899
    250,000  AbbVie, Inc.........................................    3.60%      05/14/25          248,066
    175,000  AbbVie, Inc.........................................    4.40%      11/06/42          165,249
    300,000  AbbVie, Inc.........................................    4.70%      05/14/45          295,479
    450,000  Amgen, Inc..........................................    2.70%      05/01/22          446,130
    200,000  Amgen, Inc..........................................    3.63%      05/22/24          203,766
    100,000  Amgen, Inc..........................................    2.60%      08/19/26           92,166
    200,000  Amgen, Inc..........................................    5.38%      05/15/43          219,271
    100,000  Amgen, Inc..........................................    4.40%      05/01/45           96,235
    100,000  Gilead Sciences, Inc................................    2.95%      03/01/27           95,830
    125,000  Gilead Sciences, Inc................................    4.50%      02/01/45          125,192
    100,000  Gilead Sciences, Inc................................    4.15%      03/01/47           95,220
                                                                                            -------------
                                                                                                2,803,875
                                                                                            -------------
             BUILDING PRODUCTS - 0.0%
    100,000  Masco Corp..........................................    3.50%      04/01/21          100,750
                                                                                            -------------
             CAPITAL MARKETS - 3.2%
    398,000  Goldman Sachs Group (The), Inc......................    5.63%      01/15/17          398,489
    800,000  Goldman Sachs Group (The), Inc. (a).................    1.57%      06/04/17          801,326
    825,000  Goldman Sachs Group (The), Inc......................    6.15%      04/01/18          868,091
  1,000,000  Goldman Sachs Group (The), Inc. (a).................    2.09%      04/30/18        1,008,907
    300,000  Goldman Sachs Group (The), Inc......................    2.00%      04/25/19          298,976
    600,000  Goldman Sachs Group (The), Inc......................    2.55%      10/23/19          604,811
    700,000  Goldman Sachs Group (The), Inc. (a).................    1.76%      12/13/19          700,315
    500,000  Goldman Sachs Group (The), Inc......................    2.30%      12/13/19          499,785
    500,000  Goldman Sachs Group (The), Inc......................    2.60%      04/23/20          500,908
    700,000  Goldman Sachs Group (The), Inc......................    2.63%      04/25/21          695,620
    500,000  Goldman Sachs Group (The), Inc......................    2.35%      11/15/21          486,333
    700,000  Goldman Sachs Group (The), Inc......................    3.63%      01/22/23          715,955
    600,000  Goldman Sachs Group (The), Inc......................    4.00%      03/03/24          623,419
    150,000  Goldman Sachs Group (The), Inc......................    3.50%      01/23/25          148,262
    600,000  Goldman Sachs Group (The), Inc......................    4.25%      10/21/25          610,618
    550,000  Goldman Sachs Group (The), Inc......................    3.75%      02/25/26          552,652
    500,000  Goldman Sachs Group (The), Inc......................    3.50%      11/16/26          489,501
    400,000  Goldman Sachs Group (The), Inc......................    6.25%      02/01/41          497,516
     50,000  Goldman Sachs Group (The), Inc......................    4.75%      10/21/45           52,992
    800,000  Morgan Stanley (a)..................................    1.73%      01/24/19          805,235
    695,000  Morgan Stanley......................................    2.50%      01/24/19          702,656
    400,000  Morgan Stanley......................................    2.65%      01/27/20          402,178
    750,000  Morgan Stanley......................................    2.50%      04/21/21          742,597
    550,000  Morgan Stanley......................................    5.50%      07/28/21          610,095


Page 24                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             CAPITAL MARKETS (CONTINUED)
$   500,000  Morgan Stanley......................................    2.63%      11/17/21    $     494,541
    300,000  Morgan Stanley......................................    3.75%      02/25/23          308,564
    500,000  Morgan Stanley (a)..................................    2.28%      10/24/23          505,965
    450,000  Morgan Stanley......................................    3.88%      04/29/24          462,240
    800,000  Morgan Stanley......................................    3.88%      01/27/26          809,620
    250,000  Morgan Stanley......................................    4.35%      09/08/26          256,692
    350,000  Morgan Stanley......................................    6.38%      07/24/42          451,395
    100,000  Morgan Stanley......................................    4.30%      01/27/45          100,061
    300,000  Nasdaq, Inc.........................................    3.85%      06/30/26          298,608
                                                                                            -------------
                                                                                               17,504,923
                                                                                            -------------
             CHEMICALS - 0.3%
    250,000  Chevron Phillips Chemical Co., LLC/Chevron Phillips
                Chemical Co., L.P. (b)...........................    3.40%      12/01/26          249,889
    525,000  Dow Chemical (The) Co...............................    8.55%      05/15/19          602,021
    200,000  Dow Chemical (The) Co...............................    3.00%      11/15/22          200,358
     25,000  Dow Chemical (The) Co...............................    4.25%      10/01/34           24,715
     75,000  Dow Chemical (The) Co...............................    4.63%      10/01/44           75,548
    228,000  Eastman Chemical Co.................................    4.65%      10/15/44          226,994
    100,000  Westlake Chemical Corp. (b).........................    3.60%      08/15/26           96,376
    250,000  Westlake Chemical Corp. (b).........................    5.00%      08/15/46          247,884
                                                                                            -------------
                                                                                                1,723,785
                                                                                            -------------
             COMMUNICATIONS EQUIPMENT - 0.4%
    100,000  Cisco Systems, Inc..................................    1.40%      09/20/19           98,949
    100,000  Cisco Systems, Inc..................................    2.45%      06/15/20          101,059
    800,000  Cisco Systems, Inc..................................    2.20%      09/20/23          770,277
    500,000  Cisco Systems, Inc..................................    3.63%      03/04/24          522,401
    100,000  Cisco Systems, Inc..................................    2.95%      02/28/26           99,146
    200,000  Cisco Systems, Inc..................................    2.50%      09/20/26          190,465
    225,000  Cisco Systems, Inc..................................    5.90%      02/15/39          286,322
                                                                                            -------------
                                                                                                2,068,619
                                                                                            -------------
             CONSUMER FINANCE - 2.3%
    400,000  American Express Centurion Bank.....................    6.00%      09/13/17          412,408
     50,000  American Express Co.................................    8.13%      05/20/19           56,901
    450,000  American Express Co.................................    3.63%      12/05/24          452,631
    800,000  American Express Credit Corp........................    2.13%      07/27/18          805,340
    200,000  American Express Credit Corp........................    1.88%      11/05/18          200,342
    297,000  American Express Credit Corp. (a) ..................    1.54%      03/18/19          297,663
    500,000  American Express Credit Corp........................    1.70%      10/30/19          495,322
    150,000  American Express Credit Corp........................    2.60%      09/14/20          151,332
    575,000  American Express Credit Corp........................    2.25%      05/05/21          568,498
    550,000  Capital One Financial Corp..........................    3.75%      04/24/24          558,038
    350,000  Capital One Financial Corp..........................    3.75%      07/28/26          339,962
    250,000  Capital One N.A.....................................    2.25%      09/13/21          244,197
  1,039,000  Caterpillar Financial Services Corp.................    1.70%      08/09/21          998,626
    150,000  Caterpillar Financial Services Corp.................    3.25%      12/01/24          151,641
  1,700,000  Ford Motor Credit Co., LLC (a)......................    1.66%      01/17/17        1,700,377
  1,000,000  Ford Motor Credit Co., LLC (a)......................    1.63%      03/27/17        1,000,806
    400,000  Ford Motor Credit Co., LLC..........................    2.88%      10/01/18          404,949


                        See Notes to Financial Statements                Page 25

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             CONSUMER FINANCE (CONTINUED)
$   500,000  Ford Motor Credit Co., LLC..........................    1.90%      08/12/19    $     492,259
    200,000  Ford Motor Credit Co., LLC..........................    2.46%      03/27/20          197,584
    100,000  Ford Motor Credit Co., LLC..........................    3.22%      01/09/22           98,993
    450,000  Ford Motor Credit Co., LLC..........................    3.10%      05/04/23          435,191
    725,000  Ford Motor Credit Co., LLC..........................    4.38%      08/06/23          749,266
    350,000  Ford Motor Credit Co., LLC..........................    4.13%      08/04/25          351,049
    100,000  General Motors Financial Co., Inc...................    2.40%      05/09/19           99,792
    400,000  General Motors Financial Co., Inc...................    4.20%      03/01/21          413,084
    250,000  General Motors Financial Co., Inc...................    3.20%      07/06/21          248,172
    200,000  General Motors Financial Co., Inc...................    5.25%      03/01/26          210,472
    100,000  General Motors Financial Co., Inc...................    4.00%      10/06/26           96,343
                                                                                            -------------
                                                                                               12,231,238
                                                                                            -------------
             CONTAINERS & PACKAGING - 0.0%
    100,000  International Paper Co..............................    3.00%      02/15/27           94,547
    150,000  International Paper Co..............................    4.40%      08/15/47          142,332
                                                                                            -------------
                                                                                                  236,879
                                                                                            -------------
             DIVERSIFIED FINANCIAL SERVICES - 0.3%
    175,000  Berkshire Hathaway, Inc.............................    2.20%      03/15/21          174,740
    125,000  Berkshire Hathaway, Inc.............................    2.75%      03/15/23          124,637
    425,000  Berkshire Hathaway, Inc.............................    3.13%      03/15/26          422,742
    350,000  Diamond 1 Finance Corp./Diamond 2 Finance
                Corp. (b)........................................    3.48%      06/01/19          357,488
    250,000  Diamond 1 Finance Corp./Diamond 2 Finance
                Corp. (b)........................................    4.42%      06/15/21          258,942
                                                                                            -------------
                                                                                                1,338,549
                                                                                            -------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 2.5%
  1,000,000  AT&T, Inc. (a)......................................    1.42%      03/30/17        1,000,634
    850,000  AT&T, Inc...........................................    1.70%      06/01/17          851,250
    500,000  AT&T, Inc...........................................    2.30%      03/11/19          502,183
    300,000  AT&T, Inc...........................................    2.45%      06/30/20          298,157
    250,000  AT&T, Inc...........................................    2.80%      02/17/21          248,254
    275,000  AT&T, Inc...........................................    3.88%      08/15/21          284,222
    300,000  AT&T, Inc...........................................    3.00%      06/30/22          294,852
    150,000  AT&T, Inc...........................................    3.60%      02/17/23          151,479
    150,000  AT&T, Inc...........................................    3.90%      03/11/24          151,901
    350,000  AT&T, Inc...........................................    3.40%      05/15/25          337,945
    650,000  AT&T, Inc...........................................    4.13%      02/17/26          659,383
    100,000  AT&T, Inc...........................................    4.50%      05/15/35           96,914
    425,000  AT&T, Inc...........................................    4.80%      06/15/44          403,078
    250,000  AT&T, Inc...........................................    4.35%      06/15/45          223,621
    250,000  AT&T, Inc...........................................    4.75%      05/15/46          237,767
    550,000  AT&T, Inc...........................................    5.65%      02/15/47          592,063
  1,544,000  Verizon Communications, Inc. (a)....................    1.35%      06/09/17        1,545,890
    523,000  Verizon Communications, Inc. (a)....................    2.71%      09/14/18          534,807
    450,000  Verizon Communications, Inc. (a)....................    1.76%      06/17/19          454,254
    250,000  Verizon Communications, Inc.........................    1.38%      08/15/19          246,266
  1,006,000  Verizon Communications, Inc.........................    2.63%      02/21/20        1,016,411
    250,000  Verizon Communications, Inc.........................    1.75%      08/15/21          240,088
    525,000  Verizon Communications, Inc.........................    5.15%      09/15/23          581,344
    650,000  Verizon Communications, Inc.........................    3.50%      11/01/24          649,016


Page 26                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
$   100,000  Verizon Communications, Inc.........................    2.63%      08/15/26    $      92,248
    231,000  Verizon Communications, Inc.........................    4.27%      01/15/36          221,803
    298,000  Verizon Communications, Inc.........................    4.13%      08/15/46          270,800
    500,000  Verizon Communications, Inc.........................    4.86%      08/21/46          508,643
    250,000  Verizon Communications, Inc.........................    4.52%      09/15/48          240,716
    249,000  Verizon Communications, Inc.........................    5.01%      08/21/54          249,580
    522,000  Verizon Communications, Inc.........................    4.67%      03/15/55          492,322
                                                                                            -------------
                                                                                               13,677,891
                                                                                            -------------
             ELECTRIC UTILITIES - 3.4%
    250,000  AEP Transmission Co., LLC (b).......................    3.10%      12/01/26          246,742
    250,000  AEP Transmission Co., LLC (b).......................    4.00%      12/01/46          249,068
    100,000  Alabama Power Co....................................    3.75%      03/01/45           94,727
    675,000  American Electric Power Co., Inc....................    1.65%      12/15/17          675,369
    250,000  American Electric Power Co., Inc....................    2.95%      12/15/22          251,914
    300,000  Appalachian Power Co................................    4.40%      05/15/44          305,616
    250,000  Baltimore Gas & Electric Co.........................    2.40%      08/15/26          233,717
    250,000  Baltimore Gas & Electric Co.........................    3.50%      08/15/46          225,544
    240,000  CenterPoint Energy Houston Electric LLC.............    2.25%      08/01/22          234,873
    250,000  CenterPoint Energy Houston Electric LLC.............    2.40%      09/01/26          234,933
    295,000  CenterPoint Energy Houston Electric LLC.............    4.50%      04/01/44          321,250
    200,000  Commonwealth Edison Co..............................    2.55%      06/15/26          190,780
    300,000  Commonwealth Edison Co..............................    3.40%      09/01/21          311,500
    300,000  Commonwealth Edison Co..............................    3.70%      03/01/45          282,865
    400,000  Commonwealth Edison Co..............................    3.65%      06/15/46          376,896
    575,000  Constellation Energy Group, Inc.....................    5.15%      12/01/20          622,133
    100,000  Duke Energy Carolinas LLC...........................    2.50%      03/15/23           99,196
    250,000  Duke Energy Carolinas LLC...........................    2.95%      12/01/26          246,249
    350,000  Duke Energy Carolinas LLC...........................    6.00%      01/15/38          434,355
     50,000  Duke Energy Carolinas LLC...........................    3.75%      06/01/45           47,719
    100,000  Duke Energy Carolinas LLC...........................    3.88%      03/15/46           98,074
    200,000  Duke Energy Corp....................................    2.10%      06/15/18          200,918
    250,000  Duke Energy Corp....................................    1.80%      09/01/21          241,092
    300,000  Duke Energy Corp....................................    3.55%      09/15/21          310,860
     51,000  Duke Energy Corp....................................    2.65%      09/01/26           47,700
    450,000  Duke Energy Corp....................................    3.75%      09/01/46          406,831
    250,000  Duke Energy Florida LLC.............................    3.40%      10/01/46          223,440
    100,000  Duke Energy Indiana LLC.............................    3.75%      05/15/46           94,302
    250,000  Duke Energy Progress LLC............................    3.70%      10/15/46          237,355
    350,000  Entergy Corp........................................    2.95%      09/01/26          328,082
    200,000  Exelon Corp.........................................    2.45%      04/15/21          197,796
     50,000  Exelon Corp.........................................    3.95%      06/15/25           51,492
     50,000  Exelon Corp.........................................    5.10%      06/15/45           53,353
    250,000  Exelon Corp.........................................    4.45%      04/15/46          245,721
    350,000  Florida Power & Light Co............................    3.25%      06/01/24          357,495
    210,000  Florida Power & Light Co............................    4.05%      06/01/42          214,588
    100,000  Indiana Michigan Power Co...........................    4.55%      03/15/46          104,138
    410,000  Metropolitan Edison Co. (b).........................    3.50%      03/15/23          409,933
    125,000  Monongahela Power Co. (b)...........................    5.40%      12/15/43          146,651
    150,000  Ohio Edison Co......................................    6.88%      07/15/36          190,993


                        See Notes to Financial Statements                Page 27

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             ELECTRIC UTILITIES (CONTINUED)
$   295,000  Pacific Gas & Electric Co...........................    5.63%      11/30/17    $     306,012
    250,000  Pacific Gas & Electric Co...........................    3.50%      06/15/25          257,343
    100,000  Pacific Gas & Electric Co...........................    2.95%      03/01/26           98,166
    600,000  Pacific Gas & Electric Co...........................    4.30%      03/15/45          616,150
    250,000  Pacific Gas & Electric Co...........................    4.25%      03/15/46          255,115
    250,000  Pacific Gas & Electric Co...........................    4.00%      12/01/46          247,620
    100,000  Public Service Electric & Gas Co....................    1.90%      03/15/21           98,276
    195,000  Public Service Electric & Gas Co....................    2.38%      05/15/23          190,767
    550,000  Public Service Electric & Gas Co....................    2.25%      09/15/26          511,035
    275,000  Public Service Electric & Gas Co....................    3.95%      05/01/42          275,200
    100,000  Public Service Electric & Gas Co....................    3.80%      03/01/46           97,301
    550,000  Southern (The) Co...................................    1.85%      07/01/19          548,629
    815,000  Southern (The) Co...................................    2.35%      07/01/21          802,003
    250,000  Southern (The) Co...................................    3.25%      07/01/26          243,799
    400,000  Southern (The) Co...................................    4.25%      07/01/36          399,101
    425,000  Southern (The) Co...................................    4.40%      07/01/46          422,098
    200,000  Southern California Edison Co.......................    3.50%      10/01/23          208,027
    200,000  Southern California Edison Co.......................    3.60%      02/01/45          189,670
    250,000  Southern Power Co...................................    1.85%      12/01/17          250,717
    250,000  Southern Power Co...................................    2.50%      12/15/21          245,110
    250,000  Southern Power Co...................................    4.95%      12/15/46          244,547
    500,000  Southwestern Electric Power Co......................    2.75%      10/01/26          472,788
    100,000  Southwestern Electric Power Co......................    6.20%      03/15/40          120,448
    200,000  Virginia Electric & Power Co........................    3.45%      02/15/24          205,844
    100,000  Virginia Electric & Power Co........................    3.15%      01/15/26           99,475
    250,000  Virginia Electric & Power Co........................    2.95%      11/15/26          243,536
    475,000  Virginia Electric & Power Co........................    4.45%      02/15/44          500,661
    250,000  Virginia Electric & Power Co........................    4.00%      11/15/46          250,326
    250,000  Xcel Energy, Inc.                                       2.60%      03/15/22          249,281
                                                                                            -------------
                                                                                               18,495,305
                                                                                            -------------
             EQUITY REAL ESTATE INVESTMENT TRUSTS - 0.2%
    250,000  American Tower Corp.................................    2.25%      01/15/22          239,749
    100,000  American Tower Corp.................................    3.13%      01/15/27           92,461
    500,000  Crown Castle International Corp.....................    2.25%      09/01/21          484,253
    100,000  Liberty Property L.P................................    3.25%      10/01/26           95,957
    100,000  Realty Income Corp..................................    3.00%      01/15/27           94,350
    100,000  Simon Property Group L.P............................    2.35%      01/30/22           98,727
    100,000  Simon Property Group L.P............................    3.25%      11/30/26           98,259
    100,000  Simon Property Group L.P............................    4.25%      11/30/46           98,540
                                                                                            -------------
                                                                                                1,302,296
                                                                                            -------------
             FOOD & STAPLES RETAILING - 1.2%
    600,000  CVS Health Corp.....................................    1.90%      07/20/18          602,534
    150,000  CVS Health Corp.....................................    2.80%      07/20/20          152,316
    600,000  CVS Health Corp.....................................    2.13%      06/01/21          588,940
    700,000  CVS Health Corp.....................................    4.00%      12/05/23          738,631
    178,000  CVS Health Corp.....................................    3.88%      07/20/25          183,950
    150,000  CVS Health Corp.....................................    2.88%      06/01/26          143,266
    675,000  CVS Health Corp.....................................    5.13%      07/20/45          755,177
    200,000  Kroger (The) Co.....................................    3.50%      02/01/26          201,301


Page 28                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             FOOD & STAPLES RETAILING (CONTINUED)
$   250,000  Kroger (The) Co.....................................    2.65%      10/15/26    $     232,757
    300,000  Kroger (The) Co.....................................    5.15%      08/01/43          324,621
    250,000  Kroger (The) Co.....................................    3.88%      10/15/46          228,559
    100,000  Sysco Corp..........................................    2.50%      07/15/21           99,038
    150,000  Sysco Corp..........................................    4.50%      04/01/46          151,839
    325,000  Wal-Mart Stores, Inc................................    3.30%      04/22/24          334,496
    300,000  Wal-Mart Stores, Inc................................    4.30%      04/22/44          317,350
    300,000  Walgreens Boots Alliance, Inc.......................    3.10%      06/01/23          298,447
    600,000  Walgreens Boots Alliance, Inc.......................    3.45%      06/01/26          590,133
    600,000  Walgreens Boots Alliance, Inc.......................    4.65%      06/01/46          611,292
                                                                                            -------------
                                                                                                6,554,647
                                                                                            -------------
             FOOD PRODUCTS - 0.3%
    100,000  Kraft Heinz Foods Co................................    2.80%      07/02/20          101,032
    450,000  Kraft Heinz Foods Co................................    3.50%      07/15/22          457,353
    200,000  Kraft Heinz Foods Co................................    3.95%      07/15/25          202,963
    150,000  Kraft Heinz Foods Co................................    3.00%      06/01/26          141,110
    200,000  Kraft Heinz Foods Co................................    5.00%      06/04/42          205,528
    150,000  Kraft Heinz Foods Co................................    5.20%      07/15/45          157,611
    300,000  Kraft Heinz Foods Co................................    4.38%      06/01/46          283,429
                                                                                            -------------
                                                                                                1,549,026
                                                                                            -------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 0.7%
    250,000  Abbott Laboratories.................................    2.90%      11/30/21          249,571
    250,000  Abbott Laboratories.................................    3.40%      11/30/23          249,441
    250,000  Abbott Laboratories.................................    4.90%      11/30/46          257,593
    139,000  Becton Dickinson and Co.............................    3.73%      12/15/24          142,381
    200,000  Becton Dickinson and Co.............................    4.69%      12/15/44          207,998
     50,000  Medtronic, Inc......................................    1.50%      03/15/18           50,010
    300,000  Medtronic, Inc......................................    2.50%      03/15/20          303,496
    750,000  Medtronic, Inc......................................    3.15%      03/15/22          768,717
    600,000  Medtronic, Inc......................................    3.50%      03/15/25          618,487
    900,000  Medtronic, Inc......................................    4.63%      03/15/45          975,644
                                                                                            -------------
                                                                                                3,823,338
                                                                                            -------------
             HEALTH CARE PROVIDERS & SERVICES - 1.1%
    715,000  Aetna, Inc..........................................    2.80%      06/15/23          705,312
    250,000  Aetna, Inc..........................................    3.50%      11/15/24          254,060
    300,000  Aetna, Inc..........................................    3.20%      06/15/26          297,381
    339,000  Aetna, Inc..........................................    4.75%      03/15/44          357,996
    500,000  UnitedHealth Group, Inc. (a)........................    1.33%      01/17/17          500,089
    750,000  UnitedHealth Group, Inc.............................    1.63%      03/15/19          747,361
    275,000  UnitedHealth Group, Inc.............................    4.70%      02/15/21          297,913
    100,000  UnitedHealth Group, Inc.............................    2.13%      03/15/21           98,889
    550,000  UnitedHealth Group, Inc.............................    2.88%      12/15/21          557,889
    100,000  UnitedHealth Group, Inc.............................    3.75%      07/15/25          103,637
    250,000  UnitedHealth Group, Inc.............................    3.10%      03/15/26          246,869
    500,000  UnitedHealth Group, Inc.............................    3.45%      01/15/27          508,558
    150,000  UnitedHealth Group, Inc.............................    6.88%      02/15/38          204,505
    573,000  UnitedHealth Group, Inc.............................    4.75%      07/15/45          632,762
    500,000  UnitedHealth Group, Inc.............................    4.20%      01/15/47          507,033
                                                                                            -------------
                                                                                                6,020,254
                                                                                            -------------


                        See Notes to Financial Statements                Page 29

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             HOTELS, RESTAURANTS & LEISURE - 0.1%
$   330,000  McDonald's Corp.....................................    2.10%      12/07/18    $     332,116
    150,000  McDonald's Corp.....................................    3.70%      01/30/26          153,001
    100,000  McDonald's Corp.....................................    4.88%      12/09/45          107,530
                                                                                            -------------
                                                                                                  592,647
                                                                                            -------------
             HOUSEHOLD DURABLES - 0.3%
    250,000  Newell Brands, Inc..................................    3.15%      04/01/21          254,671
    100,000  Newell Brands, Inc..................................    4.00%      12/01/24          102,442
    350,000  Newell Brands, Inc..................................    4.20%      04/01/26          365,733
    625,000  Newell Brands, Inc..................................    5.50%      04/01/46          719,168
                                                                                            -------------
                                                                                                1,442,014
                                                                                            -------------
             HOUSEHOLD PRODUCTS - 0.1%
    250,000  Procter & Gamble (The) Co...........................    1.70%      11/03/21          245,892
    250,000  Procter & Gamble (The) Co...........................    2.45%      11/03/26          239,878
    100,000  Proctor & Gamble (The) Co...........................    1.85%      02/02/21           99,010
    100,000  Proctor & Gamble (The) Co...........................    2.70%      02/02/26           98,455
                                                                                            -------------
                                                                                                  683,235
                                                                                            -------------
             INDEPENDENT POWER AND RENEWABLE ELECTRICITY
                PRODUCERS - 0.2%
    250,000  NextEra Energy Capital Holdings, Inc................    2.06%      09/01/17          251,142
    250,000  NextEra Energy Capital Holdings, Inc................    2.30%      04/01/19          252,040
    525,000  NextEra Energy Capital Holdings, Inc................    2.40%      09/15/19          528,305
                                                                                            -------------
                                                                                                1,031,487
                                                                                            -------------
             INDUSTRIAL CONGLOMERATES - 0.3%
    250,000  3M Co...............................................    1.63%      09/19/21          243,792
    250,000  3M Co...............................................    2.25%      09/19/26          234,970
    250,000  3M Co...............................................    3.13%      09/19/46          223,427
    129,000  General Electric Co.................................    6.75%      03/15/32          171,982
    425,000  General Electric Co.................................    4.50%      03/11/44          457,326
    250,000  Roper Technologies, Inc.............................    2.80%      12/15/21          250,167
    250,000  Roper Technologies, Inc.............................    3.80%      12/15/26          252,435
                                                                                            -------------
                                                                                                1,834,099
                                                                                            -------------
             INSURANCE - 1.3%
    250,000  Allstate (The) Corp.................................    3.28%      12/15/26          251,348
    250,000  Allstate (The) Corp.................................    4.20%      12/15/46          256,390
    400,000  American International Group, Inc...................    3.38%      08/15/20          411,869
    200,000  American International Group, Inc...................    4.13%      02/15/24          207,963
    100,000  American International Group, Inc...................    3.90%      04/01/26          101,950
     50,000  American International Group, Inc...................    3.88%      01/15/35           47,116
    300,000  American International Group, Inc...................    6.25%      05/01/36          359,815
    250,000  Arch Capital Finance LLC............................    5.03%      12/15/46          262,711
    490,000  Chubb INA Holdings, Inc.............................    2.30%      11/03/20          490,156
    200,000  Chubb INA Holdings, Inc.............................    2.88%      11/03/22          201,794
    350,000  Chubb INA Holdings, Inc.............................    3.35%      05/03/26          354,933
    600,000  Chubb INA Holdings, Inc.............................    4.35%      11/03/45          635,358
    150,000  Hartford Financial Services Group (The), Inc........    5.95%      10/15/36          171,915
    250,000  Lincoln National Corp...............................    3.63%      12/12/26          249,935
    100,000  MetLife, Inc........................................    3.00%      03/01/25           98,214
    150,000  MetLife, Inc........................................    3.60%      11/13/25          152,681


Page 30                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             INSURANCE (CONTINUED)
$   300,000  MetLife, Inc........................................    4.88%      11/13/43    $     325,549
    170,000  MetLife, Inc........................................    4.60%      05/13/46          179,401
    325,000  Metropolitan Life Global Funding I (a) (b)..........    1.42%      12/19/18          325,539
    500,000  Metropolitan Life Global Funding I (b)..............    3.45%      12/18/26          505,240
    200,000  Principal Financial Group, Inc......................    3.10%      11/15/26          193,716
    200,000  Principal Financial Group, Inc......................    4.30%      11/15/46          196,769
    275,000  Prudential Financial, Inc...........................    4.60%      05/15/44          287,327
    325,000  Travelers (The) Cos., Inc...........................    6.75%      06/20/36          436,925
     80,000  Travelers (The) Cos., Inc...........................    3.75%      05/15/46           75,685
                                                                                            -------------
                                                                                                6,780,299
                                                                                            -------------
             IT SERVICES - 0.8%
    250,000  Fidelity National Information Services, Inc.........    2.25%      08/15/21          244,021
    250,000  Fidelity National Information Services, Inc.........    3.00%      08/15/26          235,216
    100,000  Fidelity National Information Services, Inc.........    4.50%      08/15/46           95,585
    500,000  International Business Machines Corp................    1.63%      05/15/20          494,158
    100,000  International Business Machines Corp................    3.63%      02/12/24          104,233
    600,000  Visa, Inc...........................................    2.20%      12/14/20          602,198
    950,000  Visa, Inc...........................................    2.80%      12/14/22          956,083
    550,000  Visa, Inc...........................................    3.15%      12/14/25          553,039
    303,000  Visa, Inc...........................................    4.15%      12/14/35          317,853
    450,000  Visa, Inc...........................................    4.30%      12/14/45          476,171
                                                                                            -------------
                                                                                                4,078,557
                                                                                            -------------
             MACHINERY - 0.1%
    650,000  Caterpillar, Inc....................................    3.90%      05/27/21          685,867
                                                                                            -------------
             MEDIA - 1.4%
    150,000  21st Century Fox America, Inc.......................    3.00%      09/15/22          149,489
    175,000  21st Century Fox America, Inc.......................    5.40%      10/01/43          189,127
     50,000  21st Century Fox America, Inc.......................    4.95%      10/15/45           51,582
    610,000  Charter Communications Operating LLC/Charter
                Communications Operating Capital.................    4.91%      07/23/25          643,995
    600,000  Charter Communications Operating LLC/Charter
                Communications Operating Capital.................    6.48%      10/23/45          696,067
    300,000  Comcast Corp........................................    1.63%      01/15/22          287,761
    200,000  Comcast Corp........................................    3.38%      08/15/25          201,426
    200,000  Comcast Corp........................................    3.15%      03/01/26          197,568
    300,000  Comcast Corp........................................    2.35%      01/15/27          276,914
     50,000  Comcast Corp........................................    3.20%      07/15/36           45,069
    100,000  Comcast Corp........................................    4.60%      08/15/45          105,079
    400,000  Comcast Corp........................................    3.40%      07/15/46          350,252
    200,000  Discovery Communications LLC........................    4.90%      03/11/26          210,985
    100,000  Time Warner Cable LLC...............................    8.75%      02/14/19          112,750
    329,000  Time Warner Cable, Inc..............................    6.75%      07/01/18          351,372
    200,000  Time Warner Cable, Inc..............................    4.50%      09/15/42          181,792
    350,000  Time Warner, Inc....................................    4.88%      03/15/20          373,891
    150,000  Time Warner, Inc....................................    3.60%      07/15/25          149,432
    100,000  Time Warner, Inc....................................    2.95%      07/15/26           93,343
    200,000  Time Warner, Inc....................................    6.50%      11/15/36          242,619
     50,000  Time Warner, Inc....................................    4.85%      07/15/45           50,246


                        See Notes to Financial Statements                Page 31

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             MEDIA (CONTINUED)
$    50,000  Viacom, Inc.........................................    2.75%      12/15/19    $      49,970
    250,000  Viacom, Inc.........................................    2.25%      02/04/22          235,214
    125,000  Viacom, Inc.........................................    3.88%      04/01/24          121,504
    250,000  Viacom, Inc.........................................    3.45%      10/04/26          231,519
    500,000  Walt Disney (The) Co................................    0.88%      07/12/19          490,131
    100,000  Walt Disney (The) Co................................    2.15%      09/17/20          100,500
    150,000  Walt Disney (The) Co................................    3.00%      02/13/26          149,425
    350,000  Walt Disney (The) Co................................    1.85%      07/30/26          315,511
    475,000  Walt Disney (The) Co................................    4.13%      06/01/44          492,297
    250,000  Walt Disney (The) Co................................    3.00%      07/30/46          213,207
                                                                                            -------------
                                                                                                7,360,037
                                                                                            -------------
             MULTI-UTILITIES - 0.8%
    250,000  Ameren Illinois Co..................................    4.15%      03/15/46          256,901
    493,000  CMS Energy Corp.....................................    3.00%      05/15/26          475,442
    100,000  CMS Energy Corp.....................................    4.88%      03/01/44          107,614
     95,000  Consolidated Edison Co. of New York, Inc............    4.50%      12/01/45          100,981
    230,000  Consolidated Edison Co. of New York, Inc............    3.30%      12/01/24          234,015
    335,000  Consolidated Edison Co. of New York, Inc............    4.45%      03/15/44          349,595
    100,000  Consolidated Edison Co. of New York, Inc............    3.85%      06/15/46           95,660
    250,000  Consolidated Edison Co. of New York, Inc............    4.30%      12/01/56          250,369
    100,000  Consolidated Edison, Inc............................    2.00%      05/15/21           97,834
    100,000  Consumers Energy Co.................................    3.25%      08/15/46           88,523
     50,000  Dominion Gas Holdings LLC...........................    2.50%      12/15/19           50,585
    250,000  Dominion Resources, Inc.............................    1.60%      08/15/19          246,345
    200,000  Dominion Resources, Inc.............................    5.20%      08/15/19          215,133
    495,000  Dominion Resources, Inc.............................    4.70%      12/01/44          510,861
    250,000  Public Service Enterprise Group, Inc................    1.60%      11/15/19          246,578
    250,000  Public Service Enterprise Group, Inc................    2.00%      11/15/21          242,348
    500,000  Southern Co. Gas Capital Corp.......................    2.45%      10/01/23          480,285
    500,000  Southern Co. Gas Capital Corp.......................    3.95%      10/01/46          464,617
                                                                                            -------------
                                                                                                4,513,686
                                                                                            -------------
             OIL, GAS & CONSUMABLE FUELS - 4.1%
    150,000  Anadarko Petroleum Corp.............................    5.55%      03/15/26          168,189
    761,000  Anadarko Petroleum Corp.............................    6.45%      09/15/36          908,405
    344,000  Anadarko Petroleum Corp.............................    6.60%      03/15/46          425,797
    250,000  Boardwalk Pipelines L.P.............................    5.95%      06/01/26          272,042
    550,000  Chevron Corp........................................    1.56%      05/16/19          547,931
    175,000  Chevron Corp........................................    2.19%      11/15/19          176,816
    200,000  Chevron Corp........................................    1.96%      03/03/20          199,426
    750,000  Chevron Corp........................................    2.10%      05/16/21          744,032
    182,000  Chevron Corp. (a)...................................    1.47%      03/03/22          181,988
    550,000  Chevron Corp........................................    2.57%      05/16/23          542,712
    150,000  Chevron Corp........................................    3.33%      11/17/25          153,045
  1,110,000  Chevron Corp........................................    2.95%      05/16/26        1,093,206
    368,000  ConocoPhillips......................................    5.75%      02/01/19          395,561
    225,000  ConocoPhillips......................................    6.50%      02/01/39          285,748
    300,000  ConocoPhillips Co...................................    4.20%      03/15/21          318,968
    350,000  ConocoPhillips Co...................................    2.40%      12/15/22          338,886
    250,000  ConocoPhillips Co...................................    4.95%      03/15/26          276,505


Page 32                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             OIL, GAS & CONSUMABLE FUELS (CONTINUED)
$    50,000  ConocoPhillips Co...................................    4.15%      11/15/34    $      49,025
    250,000  ConocoPhillips Co...................................    5.95%      03/15/46          310,542
    325,000  Devon Energy Corp...................................    3.25%      05/15/22          323,332
     50,000  Enbridge Energy Partners L.P........................    4.38%      10/15/20           52,243
    185,000  Enbridge Energy Partners L.P........................    5.50%      09/15/40          184,320
    310,000  Enbridge Energy Partners L.P........................    7.38%      10/15/45          385,793
     50,000  Energy Transfer Partners L.P........................    4.15%      10/01/20           51,820
    400,000  Energy Transfer Partners L.P........................    3.60%      02/01/23          393,934
     50,000  Energy Transfer Partners L.P........................    4.05%      03/15/25           49,581
     50,000  Energy Transfer Partners L.P........................    4.75%      01/15/26           51,785
    175,000  Energy Transfer Partners L.P........................    6.50%      02/01/42          189,664
     50,000  Energy Transfer Partners L.P........................    6.13%      12/15/45           53,381
    450,000  Enterprise Products Operating LLC...................    3.70%      02/15/26          452,480
    100,000  Exxon Mobil Corp....................................    1.71%      03/01/19          100,248
    500,000  Exxon Mobil Corp....................................    2.22%      03/01/21          501,437
    150,000  Exxon Mobil Corp....................................    2.71%      03/06/25          146,179
    200,000  Exxon Mobil Corp....................................    3.04%      03/01/26          199,967
    200,000  Exxon Mobil Corp....................................    3.57%      03/06/45          186,806
    825,000  Exxon Mobil Corp....................................    4.11%      03/01/46          847,172
    250,000  HollyFrontier Corp..................................    5.88%      04/01/26          255,922
    450,000  Kinder Morgan Energy Partners L.P...................    6.00%      02/01/17          451,372
    220,000  Kinder Morgan Energy Partners L.P...................    3.50%      03/01/21          223,560
    100,000  Kinder Morgan Energy Partners L.P...................    4.15%      02/01/24          101,514
    175,000  Kinder Morgan Energy Partners L.P...................    6.95%      01/15/38          203,590
    300,000  Kinder Morgan, Inc..................................    3.05%      12/01/19          304,512
    715,000  Kinder Morgan, Inc..................................    4.30%      06/01/25          737,403
    650,000  Kinder Morgan, Inc..................................    5.05%      02/15/46          645,873
    250,000  Marathon Oil Corp...................................    3.85%      06/01/25          242,863
    259,000  Marathon Oil Corp...................................    5.20%      06/01/45          244,999
    200,000  Occidental Petroleum Corp...........................    4.40%      04/15/46          204,027
    250,000  Occidental Petroleum Corp...........................    4.10%      02/15/47          244,134
    750,000  ONEOK Partners L.P..................................    2.00%      10/01/17          752,194
    400,000  ONEOK Partners L.P..................................    3.38%      10/01/22          402,170
    200,000  ONEOK Partners L.P..................................    4.90%      03/15/25          214,878
    250,000  Phillips 66 Partners L.P............................    3.55%      10/01/26          242,435
    250,000  Phillips 66 Partners L.P............................    4.90%      10/01/46          240,992
     50,000  Pioneer Natural Resources Co........................    3.45%      01/15/21           51,141
    425,000  Pioneer Natural Resources Co........................    3.95%      07/15/22          441,474
     50,000  Pioneer Natural Resources Co........................    4.45%      01/15/26           53,171
    300,000  Plains All American Pipeline L.P./PAA Finance Corp..    4.65%      10/15/25          310,484
    250,000  Plains All American Pipeline L.P./PAA Finance Corp..    4.50%      12/15/26          254,107
    350,000  Spectra Energy Capital LLC..........................    3.30%      03/15/23          338,820
    250,000  Spectra Energy Partners L.P.........................    3.38%      10/15/26          239,610
    250,000  Spectra Energy Partners L.P.........................    4.50%      03/15/45          238,640
    100,000  Sunoco Logistics Partners Operations L.P............    4.40%      04/01/21          105,410
    350,000  Sunoco Logistics Partners Operations L.P............    3.90%      07/15/26          339,444
    250,000  Valero Energy Corp..................................    3.40%      09/15/26          239,992
    125,000  Valero Energy Corp..................................    6.63%      06/15/37          146,730
    500,000  Valero Energy Partners L.P..........................    4.38%      12/15/26          505,472
    300,000  Williams Partners L.P...............................    3.60%      03/15/22          301,932


                        See Notes to Financial Statements                Page 33

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             OIL, GAS & CONSUMABLE FUELS (CONTINUED)
$   250,000  Williams Partners L.P...............................    3.90%      01/15/25    $     245,607
     95,000  Williams Partners L.P...............................    4.00%      09/15/25           94,105
    625,000  Williams Partners L.P...............................    4.90%      01/15/45          579,746
    270,000  Williams Partners L.P...............................    5.10%      09/15/45          257,563
                                                                                            -------------
                                                                                               22,014,852
                                                                                            -------------
             PHARMACEUTICALS - 0.5%
    125,000  Merck & Co, Inc.....................................    1.85%      02/10/20          125,134
    450,000  Merck & Co, Inc.....................................    3.70%      02/10/45          430,195
    300,000  Merck & Co., Inc....................................    2.75%      02/10/25          294,877
    300,000  Pfizer, Inc.........................................    1.20%      06/01/18          299,276
    100,000  Pfizer, Inc.........................................    1.45%      06/03/19           99,426
    100,000  Pfizer, Inc.........................................    1.70%      12/15/19           99,949
    100,000  Pfizer, Inc.........................................    1.95%      06/03/21           98,965
    100,000  Pfizer, Inc.........................................    2.20%      12/15/21           99,853
    250,000  Pfizer, Inc.........................................    3.40%      05/15/24          258,660
    100,000  Pfizer, Inc.........................................    2.75%      06/03/26           97,204
    100,000  Pfizer, Inc.........................................    3.00%      12/15/26           98,847
    100,000  Pfizer, Inc.........................................    4.00%      12/15/36          102,666
    250,000  Pfizer, Inc.........................................    4.40%      05/15/44          264,705
    250,000  Pfizer, Inc.........................................    4.13%      12/15/46          254,974
                                                                                            -------------
                                                                                                2,624,731
                                                                                            -------------
             ROAD & RAIL - 0.7%
    425,000  CSX Corp............................................    3.40%      08/01/24          433,613
    350,000  CSX Corp............................................    2.60%      11/01/26          328,340
    250,000  CSX Corp............................................    3.80%      11/01/46          232,772
    200,000  CSX Corp............................................    4.50%      08/01/54          196,879
    250,000  CSX Corp............................................    4.25%      11/01/66          229,261
    100,000  Kansas City Southern................................    4.95%      08/15/45          101,856
    250,000  Norfolk Southern Corp...............................    2.90%      06/15/26          241,066
    300,000  Ryder System, Inc...................................    3.50%      06/01/17          302,569
    425,000  Ryder System, Inc...................................    2.45%      09/03/19          427,620
    300,000  Ryder System, Inc...................................    2.65%      03/02/20          301,985
    250,000  Ryder System, Inc...................................    2.25%      09/01/21          244,413
    300,000  Union Pacific Corp..................................    3.75%      03/15/24          315,378
    100,000  Union Pacific Corp..................................    2.75%      03/01/26           97,630
    183,000  Union Pacific Corp..................................    4.15%      01/15/45          184,738
    225,000  Union Pacific Corp..................................    4.05%      03/01/46          226,216
    100,000  Union Pacific Corp..................................    3.35%      08/15/46           89,823
     70,000  Union Pacific Corp..................................    3.80%      10/01/51           65,526
                                                                                            -------------
                                                                                                4,019,685
                                                                                            -------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.3%
    100,000  Intel Corp..........................................    1.70%      05/19/21           97,721
    100,000  Intel Corp..........................................    3.10%      07/29/22          102,911
    375,000  Intel Corp..........................................    2.70%      12/15/22          377,000
    100,000  Intel Corp..........................................    2.60%      05/19/26           96,838
    160,000  Intel Corp..........................................    4.80%      10/01/41          176,527
    150,000  Intel Corp..........................................    4.90%      07/29/45          168,204
    300,000  Intel Corp..........................................    4.10%      05/19/46          298,110
     75,000  QUALCOMM, Inc.......................................    3.45%      05/20/25           76,395
                                                                                            -------------
                                                                                                1,393,706
                                                                                            -------------


Page 34                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             SOFTWARE - 0.9%
$   150,000  Microsoft Corp......................................    1.30%      11/03/18    $     149,921
    250,000  Microsoft Corp......................................    1.10%      08/08/19          246,732
     75,000  Microsoft Corp......................................    1.85%      02/12/20           74,986
    150,000  Microsoft Corp......................................    2.00%      11/03/20          150,236
    250,000  Microsoft Corp......................................    1.55%      08/08/21          242,638
    450,000  Microsoft Corp......................................    2.65%      11/03/22          452,983
    100,000  Microsoft Corp......................................    2.00%      08/08/23           95,668
    150,000  Microsoft Corp......................................    3.63%      12/15/23          158,128
    200,000  Microsoft Corp......................................    3.13%      11/03/25          202,461
    100,000  Microsoft Corp......................................    2.40%      08/08/26           94,590
    100,000  Microsoft Corp......................................    3.45%      08/08/36           95,236
    275,000  Microsoft Corp......................................    4.45%      11/03/45          293,713
    350,000  Microsoft Corp......................................    3.70%      08/08/46          330,379
    100,000  Oracle Corp.........................................    2.25%      10/08/19          101,253
    200,000  Oracle Corp.........................................    1.90%      09/15/21          195,569
    100,000  Oracle Corp.........................................    2.50%      05/15/22           99,380
    500,000  Oracle Corp.........................................    2.40%      09/15/23          484,846
    250,000  Oracle Corp.........................................    3.40%      07/08/24          254,971
    350,000  Oracle Corp.........................................    2.65%      07/15/26          332,638
     50,000  Oracle Corp.........................................    3.85%      07/15/36           48,895
    400,000  Oracle Corp.........................................    5.38%      07/15/40          465,827
    350,000  Oracle Corp.........................................    4.00%      07/15/46          335,626
                                                                                            -------------
                                                                                                4,906,676
                                                                                            -------------
             SPECIALTY RETAIL - 0.6%
    500,000  Home Depot (The), Inc...............................    2.00%      04/01/21          496,326
    770,000  Home Depot (The), Inc...............................    4.40%      04/01/21          835,397
    100,000  Home Depot (The), Inc...............................    3.35%      09/15/25          102,669
    550,000  Home Depot (The), Inc...............................    3.00%      04/01/26          549,605
    250,000  Home Depot (The), Inc...............................    2.13%      09/15/26          230,901
    200,000  Home Depot (The), Inc...............................    5.40%      09/15/40          238,837
    100,000  Home Depot (The), Inc...............................    4.40%      03/15/45          106,831
    500,000  Home Depot (The), Inc...............................    4.25%      04/01/46          526,257
    250,000  Home Depot (The), Inc...............................    3.50%      09/15/56          219,498
                                                                                            -------------
                                                                                                3,306,321
                                                                                            -------------
             TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.4%
    250,000  Apple, Inc..........................................    1.10%      08/02/19          246,358
    450,000  Apple, Inc..........................................    2.85%      05/06/21          459,616
    250,000  Apple, Inc..........................................    1.55%      08/04/21          241,865
    375,000  Apple, Inc..........................................    2.40%      05/03/23          365,463
    100,000  Apple, Inc..........................................    2.45%      08/04/26           93,973
    100,000  Apple, Inc..........................................    4.45%      05/06/44          103,796
    100,000  Apple, Inc..........................................    3.45%      02/09/45           88,492
    100,000  Apple, Inc..........................................    4.65%      02/23/46          108,249
    150,000  Hewlett Packard Enterprise Co.......................    2.45%      10/05/17          150,862
     50,000  Hewlett Packard Enterprise Co.......................    2.85%      10/05/18           50,505
    100,000  Hewlett Packard Enterprise Co.......................    3.60%      10/15/20          101,819
    150,000  Hewlett Packard Enterprise Co.......................    4.40%      10/15/22          156,399
    125,000  Hewlett Packard Enterprise Co.......................    4.90%      10/15/25          128,825
     50,000  Hewlett Packard Enterprise Co.......................    6.35%      10/15/45           50,671
                                                                                            -------------
                                                                                                2,346,893
                                                                                            -------------


                        See Notes to Financial Statements                Page 35

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             TEXTILES, APPAREL & LUXURY GOODS - 0.1%
$   250,000  NIKE, Inc...........................................    2.38%      11/01/26    $     236,180
    100,000  NIKE, Inc...........................................    3.88%      11/01/45           98,821
    250,000  NIKE, Inc...........................................    3.38%      11/01/46          226,368
                                                                                            -------------
                                                                                                  561,369
                                                                                            -------------
             TOBACCO - 0.3%
    450,000  Reynolds American, Inc..............................    4.00%      06/12/22          471,240
    300,000  Reynolds American, Inc..............................    4.45%      06/12/25          317,287
    525,000  Reynolds American, Inc..............................    5.85%      08/15/45          623,984
                                                                                            -------------
                                                                                                1,412,511
                                                                                            -------------
             WATER UTILITIES - 0.1%
    350,000  American Water Capital Corp.........................    3.40%      03/01/25          358,544
    350,000  American Water Capital Corp.........................    4.00%      12/01/46          352,366
                                                                                            -------------
                                                                                                  710,910
                                                                                            -------------
             TOTAL CORPORATE BONDS AND NOTES..............................................    216,245,279
             (Cost $218,728,016)                                                            -------------

FOREIGN CORPORATE BONDS AND NOTES - 1.3%

             AUTO COMPONENTS - 0.0%
    100,000  Delphi Automotive PLC...............................    4.40%      10/01/46           92,245
                                                                                            -------------
             BANKS - 0.5%
    500,000  HSBC Holdings PLC (a)...............................    3.19%      03/08/21          523,315
    700,000  HSBC Holdings PLC (a)...............................    2.59%      05/25/21          715,436
    475,000  HSBC Holdings PLC...................................    2.65%      01/05/22          464,047
    625,000  HSBC Holdings PLC...................................    3.90%      05/25/26          630,006
    350,000  HSBC Holdings PLC...................................    4.38%      11/23/26          353,302
    250,000  Standard Chartered PLC (b)..........................    2.10%      08/19/19          247,300
                                                                                            -------------
                                                                                                2,933,406
                                                                                            -------------
             BIOTECHNOLOGY - 0.1%
    100,000  Shire Acquisitions Investments Ireland DAC..........    1.90%      09/23/19           98,797
    100,000  Shire Acquisitions Investments Ireland DAC..........    2.40%      09/23/21           96,706
    100,000  Shire Acquisitions Investments Ireland DAC..........    2.88%      09/23/23           95,188
                                                                                            -------------
                                                                                                  290,691
                                                                                            -------------
             CAPITAL MARKETS - 0.0%
    200,000  Credit Suisse.......................................    5.40%      01/14/20          214,578
                                                                                            -------------
             CHEMICALS - 0.0%
     75,000  LYB International Finance, B.V......................    4.88%      03/15/44           77,962
                                                                                            -------------
             DIVERSIFIED FINANCIAL SERVICES - 0.3%
    444,000  GE Capital International Funding Co.................    4.42%      11/15/35          466,171
    250,000  Shell International Finance, B.V....................    2.88%      05/10/26          241,992
    250,000  Shell International Finance, B.V....................    2.50%      09/12/26          234,865
    250,000  Shell International Finance, B.V....................    4.00%      05/10/46          239,671
    250,000  Shell International Finance, B.V....................    3.75%      09/12/46          230,633
                                                                                            -------------
                                                                                                1,413,332
                                                                                            -------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
    150,000  Deutsche Telekom International Finance, B.V. (b)....    1.95%      09/19/21          144,698
    150,000  Deutsche Telekom International Finance, B.V. (b)....    2.49%      09/19/23          143,498
                                                                                            -------------
                                                                                                  288,196
                                                                                            -------------


Page 36                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

             METALS & MINING - 0.0%
$   186,000  Rio Tinto Finance USA, Ltd..........................    3.75%      06/15/25    $     191,881
                                                                                            -------------
             OIL, GAS & CONSUMABLE FUELS - 0.2%
    100,000  BP Capital Markets PLC..............................    2.11%      09/16/21           98,181
    100,000  BP Capital Markets PLC..............................    3.12%      05/04/26           97,784
    100,000  BP Capital Markets PLC..............................    3.02%      01/16/27           96,630
    100,000  Canadian Natural Resources, Ltd.....................    3.80%      04/15/24           99,814
    250,000  Enbridge, Inc.......................................    4.25%      12/01/26          256,478
    250,000  Enbridge, Inc.......................................    5.50%      12/01/46          268,510
    200,000  Petroleos Mexicanos (b).............................    5.38%      03/13/22          205,046
                                                                                            -------------
                                                                                                1,122,443
                                                                                            -------------
             PHARMACEUTICALS - 0.1%
    300,000  Actavis Funding SCS.................................    3.45%      03/15/22          304,852
    300,000  Actavis Funding SCS.................................    3.80%      03/15/25          300,879
    100,000  Actavis Funding SCS.................................    4.75%      03/15/45           98,551
                                                                                            -------------
                                                                                                  704,282
                                                                                            -------------
             TOTAL FOREIGN CORPORATE BONDS AND NOTES......................................      7,329,016
             (Cost $7,369,073)                                                              -------------


                                                                  ANNUALIZED
 PRINCIPAL                                                       YIELD ON DATE   STATED
   VALUE                         DESCRIPTION                      OF PURCHASE   MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
COMMERCIAL PAPER - 1.1%

             BUILDING PRODUCTS - 0.2%
    900,000  Tyco International Holding S.a.r.l..................    0.90%      01/03/17          899,924
                                                                                            -------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS &
                COMPONENTS - 0.2%
    900,000  Amphenol Corp.......................................    0.80%      01/03/17          899,924
                                                                                            -------------
             FOOD & STAPLES RETAILING - 0.2%
    900,000  Kroger (The) Co.....................................    0.85%      01/03/17          899,924
                                                                                            -------------
             HEALTH CARE PROVIDERS & SERVICES - 0.1%
    693,000  UnitedHealth Group, Inc.............................    0.80%      01/03/17          692,943
                                                                                            -------------
             HOTELS, RESTAURANTS & LEISURE - 0.2%
    950,000  Wyndham Worldwide Corp..............................    0.85%      01/03/17          949,891
                                                                                            -------------
             OIL, GAS & CONSUMABLE FUELS - 0.1%
    900,000  Energy Transfer Partners L.P........................    1.50%      01/04/17          899,870
                                                                                            -------------
             SPECIALTY RETAIL - 0.1%
    875,000  AutoNation, Inc.....................................    1.25%      01/03/17          874,900
                                                                                            -------------
             TOTAL COMMERCIAL PAPER.......................................................      6,117,376
             (Cost $6,117,624)                                                              -------------


                        See Notes to Financial Statements                Page 37

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. GOVERNMENT BONDS AND NOTES - 1.0%

$   350,000  U.S. Treasury Bond..................................    2.25%      08/15/46    $     294,301
  1,125,000  U.S. Treasury Note (c)..............................    0.88%      10/15/17        1,125,307
    240,000  U.S. Treasury Note..................................    1.75%      11/30/21          238,242
  3,800,000  U.S. Treasury Note..................................    2.13%      11/30/23        3,775,285
                                                                                            -------------
             TOTAL U.S. GOVERNMENT BONDS AND NOTES........................................      5,433,135
             (Cost $5,403,305)                                                              -------------

             TOTAL INVESTMENTS - 98.0%....................................................    533,128,414
             (Cost $503,524,177) (d)

             NET OTHER ASSETS AND LIABILITIES - 2.0%......................................     10,840,144
                                                                                            -------------
             NET ASSETS - 100.0%..........................................................  $ 543,968,558
                                                                                            =============

-----------------------------

(a) Floating rate security. The interest rate shown reflects the rate in effect at December 31, 2016.

(b) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgement. At December 31, 2016, securities noted as such amounted to $3,834,294 or 0.70% of net assets.

(c) All or a portion of this security is segregated as collateral for open futures contracts.

(d) Aggregate cost for federal income tax purposes is $503,810,641. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $35,897,512 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $6,579,739.


Page 38                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                    ASSETS TABLE
                                                                                         LEVEL 2          LEVEL 3
                                                        TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                       VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                      12/31/2016         PRICES           INPUTS           INPUTS
                                                     ------------     ------------     ------------     ------------
Common Stocks*....................................   $298,003,608     $298,003,608     $         --     $         --
Corporate Bonds and Notes*........................    216,245,279               --      216,245,279               --
Foreign Corporate Bonds and Notes*................      7,329,016               --        7,329,016               --
Commercial Paper*.................................      6,117,376               --        6,117,376               --
U.S. Government Bonds and Notes...................      5,433,135               --        5,433,135               --
                                                     ------------     ------------     ------------     ------------
Total Investments.................................   $533,128,414     $298,003,608     $235,124,806     $         --
                                                     ------------     ------------     ------------     ------------
Other Financial Instruments:
Futures Contracts**...............................         15,531           15,531               --               --
                                                     ------------     ------------     ------------     ------------
Total.............................................   $533,143,945     $298,019,139     $235,124,806     $         --
                                                     ============     ============     ============     ============


                                                 LIABILITIES TABLE
                                                                                         LEVEL 2          LEVEL 3
                                                        TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                       VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                      12/31/2016         PRICES           INPUTS           INPUTS
                                                     ------------     ------------     ------------     ------------
Futures Contracts**...............................   $     (9,656)    $     (9,656)    $         --     $         --
                                                     ============     ============     ============     ============

*     See Portfolio of Investments for industry breakout.

** Includes accumulated appreciation/depreciation on futures contracts as presented on the Statements of Operations. Only the current day's variation margin is presented on the Statements of Assets and Liabilities.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2016.

OPEN FUTURES CONTRACTS AT DECEMBER 31, 2016 (see Note 2D - Futures Contracts in the Notes to Financial Statements):

                                                                                                         UNREALIZED
                                                      NUMBER OF        EXPIRATION        NOTIONAL       APPRECIATION/
SHORT FUTURES CONTRACTS                               CONTRACTS          MONTH            VALUE        (DEPRECIATION)
--------------------------------------------------   ------------     ------------     ------------     ------------
U.S. Treasury 5-Year Notes                                45            Mar-2017       $  5,294,883     $      7,031
U.S. Treasury 10-Year Notes                               24            Mar-2017          2,982,750            6,375
U.S. Treasury CME Ultra Long Term Bonds                    3            Mar-2017            480,750           (9,656)
U.S. Treasury Ultra 10-Year Notes                         50            Mar-2017          6,703,125            2,125
                                                                                       ------------     ------------
Total Futures Contracts                                                                $ 15,461,508     $      5,875
                                                                                       ============     ============


                        See Notes to Financial Statements                Page 39

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
EXCHANGE-TRADED FUNDS -- 40.0%

             CAPITAL MARKETS -- 40.0%
        600  First Trust Low Duration Opportunities ETF (a)...............................  $      31,308
     64,727  First Trust Preferred Securities and Income ETF (a)..........................      1,229,166
     59,444  First Trust Senior Loan Fund (a).............................................      2,886,006
     25,954  First Trust Tactical High Yield ETF (a)......................................      1,251,761
        250  iShares 20+ Year Treasury Bond ETF...........................................         29,783
        255  iShares 7-10 Year Treasury Bond ETF..........................................         26,729
     13,168  iShares iBoxx $ Investment Grade Corporate Bond ETF..........................      1,543,026
      2,302  iShares MBS ETF..............................................................        244,795
          1  Vanguard Mortgage-Backed Securities ETF......................................             52
                                                                                            -------------
             TOTAL EXCHANGE-TRADED FUNDS..................................................      7,242,626
             (Cost $7,308,806)                                                              -------------

COMMON STOCKS -- 21.8%

             AEROSPACE & DEFENSE -- 0.8%
        434  General Dynamics Corp........................................................         74,935
        492  Raytheon Co..................................................................         69,864
                                                                                            -------------
                                                                                                  144,799
                                                                                            -------------
             BANKS -- 1.9%
      1,144  JPMorgan Chase & Co..........................................................         98,716
      1,501  U.S. Bancorp.................................................................         77,106
      1,661  Webster Financial Corp.......................................................         90,159
      1,338  Wells Fargo & Co.............................................................         73,737
                                                                                            -------------
                                                                                                  339,718
                                                                                            -------------
             CAPITAL MARKETS -- 0.3%
        168  BlackRock, Inc...............................................................         63,931
                                                                                            -------------
             CHEMICALS -- 0.6%
        486  International Flavors & Fragrances, Inc......................................         57,265
        567  LyondellBasell Industries N.V., Class A......................................         48,637
                                                                                            -------------
                                                                                                  105,902
                                                                                            -------------
             COMMUNICATIONS EQUIPMENT -- 0.4%
      2,326  Cisco Systems, Inc...........................................................         70,292
                                                                                            -------------
             CONSUMER FINANCE -- 0.5%
        984  Capital One Financial Corp...................................................         85,844
                                                                                            -------------
             DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.3%
      1,180  Verizon Communications, Inc..................................................         62,988
                                                                                            -------------
             ELECTRIC UTILITIES -- 1.8%
        496  Alliant Energy Corp..........................................................         18,793
        566  American Electric Power Co., Inc.............................................         35,635
        382  Duke Energy Corp.............................................................         29,651
        911  Edison International.........................................................         65,583
        354  Emera, Inc. (CAD)............................................................         11,967
        643  Eversource Energy............................................................         35,513
        446  NextEra Energy, Inc..........................................................         53,279
        867  Pinnacle West Capital Corp...................................................         67,652
                                                                                            -------------
                                                                                                  318,073
                                                                                            -------------


Page 40                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             ELECTRICAL EQUIPMENT -- 0.3%
        915  Eaton Corp. PLC..............................................................  $      61,387
                                                                                            -------------
             ENERGY EQUIPMENT & SERVICES -- 0.3%
        584  Schlumberger Ltd.............................................................         49,027
                                                                                            -------------
             FOOD & STAPLES RETAILING -- 0.3%
        712  CVS Health Corp..............................................................         56,184
                                                                                            -------------
             GAS UTILITIES -- 0.3%
        176  Atmos Energy Corp............................................................         13,050
        177  Chesapeake Utilities Corp....................................................         11,850
        337  New Jersey Resources Corp....................................................         11,964
        502  UGI Corp.....................................................................         23,132
                                                                                            -------------
                                                                                                   59,996
                                                                                            -------------
             HEALTH CARE EQUIPMENT & SUPPLIES -- 0.7%
      1,621  Abbott Laboratories..........................................................         62,263
        862  Medtronic PLC................................................................         61,400
                                                                                            -------------
                                                                                                  123,663
                                                                                            -------------
             HEALTH CARE PROVIDERS & SERVICES -- 0.8%
        582  Aetna, Inc...................................................................         72,174
      1,010  Cardinal Health, Inc.........................................................         72,690
                                                                                            -------------
                                                                                                  144,864
                                                                                            -------------
             HOTELS, RESTAURANTS & LEISURE -- 0.7%
      1,401  Carnival Corp................................................................         72,936
      1,039  Starbucks Corp...............................................................         57,685
                                                                                            -------------
                                                                                                  130,621
                                                                                            -------------
             INDUSTRIAL CONGLOMERATES -- 1.2%
      2,210  General Electric Co..........................................................         69,836
        635  Honeywell International, Inc.................................................         73,565
        624  Siemens AG, ADR..............................................................         76,390
                                                                                            -------------
                                                                                                  219,791
                                                                                            -------------
             INSURANCE -- 0.8%
      1,999  FNF Group....................................................................         67,886
      1,478  MetLife, Inc.................................................................         79,649
                                                                                            -------------
                                                                                                  147,535
                                                                                            -------------
             IT SERVICES -- 0.8%
        716  Accenture PLC, Class A.......................................................         83,865
        880  Fidelity National Information Services, Inc..................................         66,563
                                                                                            -------------
                                                                                                  150,428
                                                                                            -------------
             MACHINERY -- 0.4%
        379  Snap-on, Inc.................................................................         64,911
                                                                                            -------------
             MEDIA -- 0.3%
        771  Scripps Networks Interactive, Inc., Class A..................................         55,026
                                                                                            -------------
             MULTI-UTILITIES -- 0.8%
        407  National Grid PLC, ADR.......................................................         23,740
        808  Public Service Enterprise Group, Inc.........................................         35,455
        473  SCANA Corp...................................................................         34,661
        340  Sempra Energy................................................................         34,218
        398  WEC Energy Group, Inc........................................................         23,343
                                                                                            -------------
                                                                                                  151,417
                                                                                            -------------


                        See Notes to Financial Statements                Page 41

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             OIL, GAS & CONSUMABLE FUELS -- 2.8%
        585  Chevron Corp.................................................................  $      68,855
      1,377  Enbridge Income Fund Holdings, Inc. (CAD)....................................         35,660
        263  Enbridge, Inc................................................................         11,078
        884  Exxon Mobil Corp.............................................................         79,790
      1,073  Inter Pipeline Ltd. (CAD)....................................................         23,687
      3,406  Kinder Morgan, Inc...........................................................         70,538
        618  Targa Resources Corp.........................................................         34,651
      1,585  TOTAL S.A., ADR..............................................................         80,788
      2,092  TransCanada Corp.............................................................         94,454
                                                                                            -------------
                                                                                                  499,501
                                                                                            -------------
             PHARMACEUTICALS -- 0.4%
        677  Johnson & Johnson............................................................         77,997
                                                                                            -------------
             ROAD & RAIL -- 0.3%
        619  Union Pacific Corp...........................................................         64,178
                                                                                            -------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.7%
        327  Broadcom Ltd.................................................................         57,804
      1,695  Intel Corp...................................................................         61,478
                                                                                            -------------
                                                                                                  119,282
                                                                                            -------------
             SOFTWARE -- 0.8%
      1,448  Microsoft Corp...............................................................         89,979
      1,468  Oracle Corp..................................................................         56,445
                                                                                            -------------
                                                                                                  146,424
                                                                                            -------------
             SPECIALTY RETAIL -- 0.8%
        619  Home Depot (The), Inc........................................................         82,996
        860  TJX (The) Cos., Inc..........................................................         64,612
                                                                                            -------------
                                                                                                  147,608
                                                                                            -------------
             TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 0.4%
        574  Apple, Inc...................................................................         66,481
                                                                                            -------------
             TEXTILES, APPAREL & LUXURY GOODS -- 0.6%
      1,145  NIKE, Inc., Class B..........................................................         58,200
        876  VF Corp......................................................................         46,735
                                                                                            -------------
                                                                                                  104,935
                                                                                            -------------
             TOBACCO -- 0.7%
        955  Altria Group, Inc............................................................         64,577
        505  British American Tobacco PLC, ADR............................................         56,898
                                                                                            -------------
                                                                                                  121,475
                                                                                            -------------
             TOTAL COMMON STOCKS..........................................................      3,954,278
             (Cost $3,672,069)                                                              -------------

REAL ESTATE INVESTMENT TRUSTS -- 10.6%

             DIVERSIFIED REITS -- 1.7%
      7,511  Lexington Realty Trust.......................................................         81,119
        685  PS Business Parks, Inc.......................................................         79,816
      2,752  STORE Capital Corp...........................................................         68,002
      2,551  Washington Real Estate Investment Trust......................................         83,392
                                                                                            -------------
                                                                                                  312,329
                                                                                            -------------


Page 42                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)

             HEALTH CARE REITS -- 1.2%
      1,006  National Health Investors, Inc...............................................  $      74,615
      2,409  Omega Healthcare Investors, Inc..............................................         75,305
      3,829  Physicians Realty Trust......................................................         72,598
                                                                                            -------------
                                                                                                  222,518
                                                                                            -------------
             HOTEL & RESORT REITS -- 1.0%
      2,683  Hospitality Properties Trust.................................................         85,158
      4,671  Host Hotels & Resorts, Inc...................................................         88,002
                                                                                            -------------
                                                                                                  173,160
                                                                                            -------------
             INDUSTRIAL REITS -- 0.9%
      2,925  Duke Realty Corp.............................................................         77,688
      1,445  Prologis, Inc................................................................         76,282
                                                                                            -------------
                                                                                                  153,970
                                                                                            -------------
             RESIDENTIAL REITS -- 1.7%
      1,661  Apartment Investment & Management Co., Class A...............................         75,492
        430  AvalonBay Communities, Inc...................................................         76,174
      1,023  Equity LifeStyle Properties, Inc.............................................         73,758
        781  Mid-America Apartment Communities, Inc.......................................         76,476
                                                                                            -------------
                                                                                                  301,900
                                                                                            -------------
             RETAIL REITS -- 1.6%
      2,879  Kimco Realty Corp............................................................         72,436
      1,661  National Retail Properties, Inc..............................................         73,416
      4,902  Retail Properties of America, Inc., Class A..................................         75,148
        403  Simon Property Group, Inc....................................................         71,601
                                                                                            -------------
                                                                                                  292,601
                                                                                            -------------
             SPECIALIZED REITS -- 2.5%
      1,703  CyrusOne, Inc................................................................         76,175
        786  Digital Realty Trust, Inc....................................................         77,232
      1,045  EPR Properties...............................................................         75,000
        990  Extra Space Storage, Inc.....................................................         76,468
        897  Life Storage, Inc............................................................         76,478
      1,615  QTS Realty Trust, Inc., Class A..............................................         80,185
                                                                                            -------------
                                                                                                  461,538
                                                                                            -------------
             TOTAL REAL ESTATE INVESTMENT TRUSTS..........................................      1,918,016
             (Cost $1,777,125)                                                              -------------


                        See Notes to Financial Statements                Page 43

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. GOVERNMENT BONDS AND NOTES -- 9.4%

$    29,366  U.S. Treasury Inflation Indexed Bond................    2.38%      01/15/27    $      34,433
     68,075  U.S. Treasury Inflation Indexed Bond................    1.75%      01/15/28           76,084
     39,405  U.S. Treasury Inflation Indexed Bond................    2.50%      01/15/29           47,584
      5,881  U.S. Treasury Inflation Indexed Bond................    3.88%      04/15/29            8,033
     30,096  U.S. Treasury Inflation Indexed Bond................    3.38%      04/15/32           41,655
     23,485  U.S. Treasury Inflation Indexed Bond................    2.13%      02/15/40           29,133
     37,308  U.S. Treasury Inflation Indexed Bond................    2.13%      02/15/41           46,519
     27,599  U.S. Treasury Inflation Indexed Bond................    0.75%      02/15/42           26,181
     42,685  U.S. Treasury Inflation Indexed Bond................    0.63%      02/15/43           39,161
     32,982  U.S. Treasury Inflation Indexed Bond................    1.38%      02/15/44           36,052
     31,103  U.S. Treasury Inflation Indexed Bond................    0.75%      02/15/45           29,321
     29,584  U.S. Treasury Inflation Indexed Bond................    1.00%      02/15/46           29,742
     88,151  U.S. Treasury Inflation Indexed Note................    0.13%      04/15/18           88,979
     38,112  U.S. Treasury Inflation Indexed Note................    1.38%      07/15/18           39,563
      2,252  U.S. Treasury Inflation Indexed Note................    2.13%      01/15/19            2,380
     98,929  U.S. Treasury Inflation Indexed Note................    0.13%      04/15/19          100,195
     20,377  U.S. Treasury Inflation Indexed Note................    1.88%      07/15/19           21,707
     29,510  U.S. Treasury Inflation Indexed Note................    1.38%      01/15/20           31,050
     75,350  U.S. Treasury Inflation Indexed Note................    0.13%      04/15/20           76,159
     50,985  U.S. Treasury Inflation Indexed Note................    1.25%      07/15/20           53,873
     57,680  U.S. Treasury Inflation Indexed Note................    1.13%      01/15/21           60,554
     45,895  U.S. Treasury Inflation Indexed Note................    0.13%      04/15/21           46,189
     55,769  U.S. Treasury Inflation Indexed Note................    0.63%      07/15/21           57,590
     63,971  U.S. Treasury Inflation Indexed Note................    0.13%      01/15/22           64,134
     62,016  U.S. Treasury Inflation Indexed Note................    0.13%      07/15/22           62,225
     61,785  U.S. Treasury Inflation Indexed Note................    0.13%      01/15/23           61,382
     61,282  U.S. Treasury Inflation Indexed Note................    0.38%      07/15/23           61,884
     61,121  U.S. Treasury Inflation Indexed Note................    0.63%      01/15/24           62,248
     60,266  U.S. Treasury Inflation Indexed Note................    0.13%      07/15/24           59,258
     60,212  U.S. Treasury Inflation Indexed Note................    0.25%      01/15/25           59,257
     53,218  U.S. Treasury Inflation Indexed Note................    2.38%      01/15/25           61,149
     60,138  U.S. Treasury Inflation Indexed Note................    0.38%      07/15/25           59,848
     63,072  U.S. Treasury Inflation Indexed Note................    0.63%      01/15/26           63,664
     35,927  U.S. Treasury Inflation Indexed Note................    2.00%      01/15/26           40,510
     35,295  U.S. Treasury Inflation Indexed Note................    0.13%      07/15/26           34,151
                                                                                            -------------
             TOTAL U.S. GOVERNMENT BONDS AND NOTES........................................      1,711,847
             (Cost $1,722,791)                                                              -------------


   UNITS                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
MASTER LIMITED PARTNERSHIPS -- 9.3%

             CHEMICALS -- 0.2%
      2,068  Westlake Chemical Partners, L.P..............................................         44,876
                                                                                            -------------
             GAS UTILITIES -- 0.4%
      1,404  AmeriGas Partners, L.P.......................................................         67,280
                                                                                            -------------
             INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS -- 0.4%
      3,018  NextEra Energy Partners, L.P.................................................         77,080
                                                                                            -------------


Page 44                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

   UNITS                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
MASTER LIMITED PARTNERSHIPS (CONTINUED)

             OIL, GAS & CONSUMABLE FUELS -- 8.3%
        916  Alliance Holdings GP, L.P....................................................  $      25,740
      2,603  Alliance Resource Partners, L.P..............................................         58,437
        480  Buckeye Partners, L.P........................................................         31,757
        810  Dominion Midstream Partners L.P..............................................         23,935
      5,548  Enbridge Energy Partners, L.P................................................        141,363
      8,777  Enterprise Products Partners, L.P............................................        237,330
      1,410  EQT Midstream Partners, L.P..................................................        108,119
      3,579  Holly Energy Partners, L.P...................................................        114,743
      1,867  Magellan Midstream Partners, L.P.............................................        141,201
      1,681  NGL Energy Partners, L.P.....................................................         35,301
      1,322  ONEOK Partners, L.P..........................................................         56,859
        726  Phillips 66 Partners, L.P....................................................         35,313
      3,774  Plains All American Pipeline, L.P............................................        121,862
        816  Shell Midstream Partners L.P.................................................         23,737
      3,368  Spectra Energy Partners, L.P.................................................        154,389
        755  Tallgrass Energy Partners, L.P...............................................         35,825
      2,060  TC PipeLines, L.P............................................................        121,210
        260  TransMontaigne Partners, L.P.................................................         11,510
        622  Williams Partners, L.P.......................................................         23,655
                                                                                            -------------
                                                                                                1,502,286
                                                                                            -------------
             TOTAL MASTER LIMITED PARTNERSHIPS............................................      1,691,522
             (Cost $1,449,962)                                                              -------------


 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 6.3%

             COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.6%
             Fannie Mae REMICS
$        59     Series 1988-16, Class B..........................    9.50%      06/25/18               60
        991     Series 1988-30, Class D..........................    9.50%      12/25/18            1,034
        289     Series 1989-69, Class G..........................    7.60%      10/25/19              301
        888     Series 1989-82, Class G..........................    8.40%      11/25/19              953
     21,956     Series 1990-37, Class K..........................    9.50%      04/25/20           23,082
      3,034     Series 1990-109, Class J.........................    7.00%      09/25/20            3,170
      1,363     Series 1992-24, Class Z..........................    6.50%      04/25/22            1,471
         50     Series 1992-44, Class ZQ.........................    8.00%      07/25/22               52
      3,028     Series 1993-1, Class KA..........................    7.90%      01/25/23            3,392
      2,053     Series 1993-62, Class E..........................    7.00%      04/25/23            2,249
        720     Series 1993-119, Class H.........................    6.50%      07/25/23              789
      4,588     Series 1993-178, Class PK........................    6.50%      09/25/23            5,048
      4,491     Series 1995-24, Class G..........................    6.50%      04/25/23            4,871
      2,540     Series 1999-56, Class Z..........................    7.00%      12/18/29            2,872
         67     Series 2002-2, Class UC..........................    6.00%      02/25/17               66
     49,067     Series 2002-9, Class MS, IO (b)..................    7.34%      03/25/32           10,092
        420     Series 2002-10, Class FB (b).....................    1.26%      03/25/17              420
         56     Series 2002-19, Class PE.........................    6.00%      04/25/17               56
      2,124     Series 2002-67, Class PE.........................    5.50%      11/25/32            2,357
      5,620     Series 2002-90, Class A1.........................    6.50%      06/25/42            6,554
        139     Series 2003-9, Class EB..........................    5.00%      02/25/18              141


                        See Notes to Financial Statements                Page 45

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

             COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
             Fannie Mae REMICS (Continued)
$     5,519     Series 2003-14, Class AQ.........................    3.50%      03/25/33    $       5,633
      7,887     Series 2003-41, Class OA.........................    4.00%      05/25/33            8,245
        255     Series 2003-92, Class HP.........................    4.50%      09/25/18              261
     10,508     Series 2004-10, Class ZB.........................    6.00%      02/25/34           12,576
      7,294     Series 2004-76, Class CL.........................    4.00%      10/25/19            7,408
      6,020     Series 2004-92, Class S, IO (b)..................    5.94%      08/25/34              409
      1,674     Series 2005-46, Class LW.........................    5.00%      06/25/20            1,702
        252     Series 2005-48, Class MD.........................    5.00%      04/25/34              256
     11,794     Series 2005-68, Class BC.........................    5.25%      06/25/35           12,397
      6,394     Series 2005-70, Class KJ.........................    5.50%      09/25/34            6,600
     24,558     Series 2005-79, Class NF (b).....................    1.17%      09/25/35           24,530
        224     Series 2005-120, Class NF (b)....................    0.86%      01/25/21              224
         21     Series 2010-39, Class PG.........................    4.00%      06/25/38               21
      1,558     Series 2011-38, Class AH.........................    2.75%      05/25/20            1,573
      4,004     Series 2012-35, Class PL.........................    2.00%      11/25/41            3,936
      1,354     Series 2013-14, Class QE.........................    1.75%      03/25/43            1,322
     60,686     Series 2013-31, Class NT.........................    3.00%      04/25/43           61,833
             Fannie Mae REMIC Trust
     24,719     Series 2007-W8, Class 1A5 (b)....................    6.27%      09/25/37           26,292
             Fannie Mae Trust
      7,466     Series 2004-W8, Class 3A.........................    7.50%      06/25/44            8,576
             FHLMC - GNMA
        579     Series 1993-5, Class HA..........................    7.50%      02/25/23              628
      1,271     Series 1994-27, Class D..........................    7.00%      03/25/24            1,413
             Freddie Mac REMICS
      1,547     Series 1988-23, Class F..........................    9.60%      04/15/20            1,622
      1,178     Series 1989-84, Class F..........................    9.20%      10/15/20            1,254
      5,114     Series 1991-1074, Class I........................    6.75%      05/15/21            5,342
      3,141     Series 1991-1078, Class GZ.......................    6.50%      05/15/21            3,234
        990     Series 1992-1250, Class J........................    7.00%      05/15/22            1,082
     29,636     Series 1992-1401, Class Q (b)....................    1.30%      10/15/22           29,964
      7,876     Series 1994-1673, Class FB (b)...................    1.76%      02/15/24            7,840
      1,514     Series 1996-1807, Class G........................    9.00%      10/15/20            1,592
         95     Series 1996-1847, Class LL.......................    7.50%      04/15/26              106
     20,175     Series 1998-2033, Class IA, IO...................    7.00%      02/15/28            2,741
        290     Series 1998-2056, Class TD.......................    6.50%      05/15/18              297
      5,238     Series 1999-2130, Class KB.......................    6.38%      03/15/29            5,723
     15,931     Series 1999-2174, Class PN.......................    6.00%      07/15/29           17,672
     10,735     Series 2001-2277, Class B........................    7.50%      01/15/31           12,288
         23     Series 2002-2399, Class PG.......................    6.00%      01/15/17               23
        113     Series 2002-2447, Class LB.......................    5.50%      05/15/17              113
        761     Series 2002-2453, Class BD.......................    6.00%      05/15/17              771
     10,112     Series 2002-2542, Class ES.......................    5.00%      12/15/17           10,236
        677     Series 2003-2559, Class PB.......................    5.50%      08/15/30              701
      5,056     Series 2003-2590, Class NV.......................    5.00%      03/15/18            5,142
      3,347     Series 2003-2649, Class KA.......................    4.50%      07/15/18            3,405
     23,695     Series 2004-2768, Class PW.......................    4.25%      03/15/34           24,301
     10,000     Series 2004-2778, Class MM.......................    5.25%      04/15/34           10,972


Page 46                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

             COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
             Freddie Mac REMICS (Continued)
$     1,288     Series 2004-2780, Class JA.......................    4.50%      04/15/19    $       1,335
      1,080     Series 2005-2922, Class QE.......................    5.00%      05/15/34            1,110
     33,449     Series 2005-2958, Class QJ.......................    4.00%      04/15/20           34,245
     41,210     Series 2006-3114, Class GI, IO (b)...............    5.90%      02/15/36            9,261
     59,178     Series 2006-3199, Class DS, IO (b)...............    6.45%      08/15/36           11,629
      1,880     Series 2006-3237, Class CB.......................    5.50%      07/15/36            1,967
     27,926     Series 2010-3758, Class M........................    4.50%      10/15/38           29,300
      6,354     Series 2010-3775, Class KZ.......................    4.00%      08/15/25            6,561
     15,965     Series 2011-3824, Class FA (b)...................    0.85%      03/15/26           15,932
      3,974     Series 2012-3994, Class AE.......................    1.63%      02/15/22            3,970
      2,774     Series 2012-4097, Class DC.......................    1.50%      06/15/41            2,668
     19,381     Series 2013-4178, Class ZN.......................    3.50%      03/15/43           17,155
      5,070     Series 2013-4253, Class TD.......................    2.00%      07/15/40            5,079
             Freddie Mac Strips
     28,368     Series 1994-169, Class IO, IO....................    8.50%      03/01/23            5,687
             Government National Mortgage Association
     16,071     Series 1999-30, Class S, IO (b)..................    7.89%      08/16/29            3,482
     48,227     Series 2002-92, Class PB.........................    5.50%      12/20/32           53,505
      1,562     Series 2004-42, Class LE.........................    5.50%      07/20/33            1,568
        323     Series 2008-85, Class HP.........................    4.00%      04/20/38              325
     12,032     Series 2009-29, Class TA.........................    4.50%      03/16/39           12,725
        367     Series 2009-81, Class PA.........................    5.50%      02/16/38              385
      1,916     Series 2009-93, Class PB.........................    3.00%      12/16/38            1,938
     11,376     Series 2009-102, Class MA........................    4.00%      06/16/39           11,778
      7,927     Series 2010-44, Class NK.........................    4.00%      10/20/37            8,073
        601     Series 2010-117, Class MA........................    2.50%      09/16/23              606
      4,939     Series 2010-121, Class PQ........................    3.00%      02/20/39            5,007
      4,698     Series 2011-136, Class GB........................    2.50%      05/20/40            4,713
     41,510     Series 2013-20, Class KI, IO.....................    5.00%      01/20/43            7,243
                                                                                            -------------
                                                                                                  658,533
                                                                                            -------------
             PASS-THROUGH SECURITIES -- 2.7%
             Federal Home Loan Mortgage Corporation
     19,679     Pool A47829......................................    4.00%      08/01/35           20,760
     11,679     Pool C01252......................................    6.50%      11/01/31           13,587
     25,289     Pool G06358......................................    4.00%      04/01/41           26,754
      4,968     Pool G11418......................................    6.50%      07/01/17            5,000
      4,801     Pool O20138......................................    5.00%      11/01/30            5,225
     27,990     Pool U90316......................................    4.00%      10/01/42           29,670
             Federal National Mortgage Association
      8,868     Pool 888366......................................    7.00%      04/01/37           10,420
     19,934     Pool 890383......................................    4.00%      01/01/42           21,080
     57,300     Pool AD0659......................................    6.00%      02/01/23           61,794
     14,940     Pool AH1568......................................    4.50%      12/01/40           16,157
     12,588     Pool AL0791......................................    4.00%      02/01/41           13,331
     32,861     Pool AS9194......................................    4.50%      12/01/44           35,939
     61,971     Pool AU4289......................................    4.00%      09/01/43           65,508
      9,924     Pool MA0561......................................    4.00%      11/01/40           10,475
     48,718     Pool MA1028......................................    4.00%      04/01/42           51,474


                        See Notes to Financial Statements                Page 47

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

             PASS-THROUGH SECURITIES (CONTINUED)
             Government National Mortgage Association
$    15,514     Pool 3428........................................    5.00%      08/20/33    $      17,296
     16,786     Pool 3500........................................    5.50%      01/20/34           18,850
     11,813     Pool 3711........................................    5.50%      05/20/35           13,269
     37,364     Pool MA3525......................................    5.50%      03/20/46           41,810
                                                                                            -------------
                                                                                                  478,399
                                                                                            -------------
             TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES......................      1,136,932
             (Cost $1,135,892)                                                              -------------

MORTGAGE-BACKED SECURITIES -- 0.6%

             COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.4%
             Credit Suisse First Boston Mortgage Securities Corp.
      2,391     Series 2004-4, Class 1A3.........................    5.75%      08/25/34            2,429
     13,180     Series 2004-6, Class 2A1.........................    4.75%      09/25/19           13,419
             Jefferies Resecuritization Trust
      4,827     Series 2009-R7, Class 4A1 (b) (c)................    3.21%      09/26/34            4,815
             JPMorgan Resecuritization Trust
      6,196     Series 2009-7, Class 5A1 (b) (c).................    6.00%      02/27/37            6,216
             MASTR Alternative Loan Trust
      5,142     Series 2004-10, Class 2A1........................    5.50%      10/25/19            5,277
             MASTR Asset Securitization Trust
      5,288     Series 2003-5, Class 2A1.........................    5.00%      06/25/18            5,485
      7,201     Series 2004-1, Class 5A4.........................    5.50%      02/25/34            7,374
             RAAC Trust
      3,040     Series 2005-SP1, Class 2A1.......................    5.25%      09/25/34            3,099
             Structured Asset Mortgage Investments Trust
     13,240     Series 1999-1, Class 2A (b)......................    8.91%      06/25/29           13,490
             Structured Asset Securities Corp. Mortgage
                Pass-Through Certificates
      2,650     Series 2004-21XS, Class 2A6A.....................    5.24%      12/25/34            2,699
             WAMU Mortgage Pass-Through Certificates
        374     Series 2002-S8, Class 2A7........................    5.25%      01/25/18              376
             Wells Fargo Alternative Loan Trust
        657     Series 2007-PA5, Class 2A1.......................    6.00%      11/25/22              661
             Wells Fargo Mortgage Backed-Securities Trust
      2,606     Series 2006-17, Class A4.........................    5.50%      11/25/21            2,681
                                                                                            -------------
                                                                                                   68,021
                                                                                            -------------
             COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.2%
             Bear Stearns Commercial Mortgage Securities Trust
     29,172     Series 2007-PW16, Class A1A (b)..................    5.71%      06/11/40           29,455
     18,850     Series 2007-PW16, Class A4 (b)...................    5.71%      06/11/40           18,874
                                                                                            -------------
                                                                                                   48,329
                                                                                            -------------
             TOTAL MORTGAGE-BACKED SECURITIES.............................................        116,350
             (Cost $115,593)                                                                -------------


Page 48                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
ASSET-BACKED SECURITIES -- 0.1%

             AFC Home Equity Loan Trust
$       991     Series 1997-4, Class 1A2 (b).....................    1.29%      12/22/27    $         888
             Bear Stearns Asset Backed Securities Trust
      7,027     Series 2005-SD1, Class 1A3 (b)...................    0.98%      08/25/43            6,984
             Conseco Financial Corp.
      1,134     Series 1993-4, Class A5..........................    7.05%      01/15/19            1,151
                                                                                            -------------
             TOTAL ASSET-BACKED SECURITIES................................................          9,023
             (Cost $8,752)                                                                  -------------

             TOTAL INVESTMENTS -- 98.1%...................................................     17,780,594
             (Cost $17,190,990) (d)

             NET OTHER ASSETS AND LIABILITIES -- 1.9%.....................................        340,466
                                                                                            -------------
             NET ASSETS -- 100.0%.........................................................  $  18,121,060
                                                                                            =============

-----------------------------

(a)   Investment in an affiliated fund.

(b) Floating or variable rate security. The interest rate shown reflects the rate in effect at December 31, 2016.

(c) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At December 31, 2016, securities noted as such amounted to $11,031 or 0.06% of net assets.

(d) Aggregate cost for federal income tax purposes is $17,497,434. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $605,524 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $322,364.

ADR   American Depositary Receipt

CAD Canadian Dollar - Security is denominated in Canadian Dollars and is translated into U.S. Dollars based upon the current exchange rate.

IO Interest-Only Security - Principal amount shown represents par value on which interest payments are based.


                        See Notes to Financial Statements                Page 49

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2016

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                         LEVEL 2          LEVEL 3
                                                        TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                       VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                      12/31/2016         PRICES           INPUTS           INPUTS
                                                     ------------     ------------     ------------     ------------
Exchange-Traded Funds*............................   $  7,242,626     $  7,242,626     $         --     $         --
Common Stocks*....................................      3,954,278        3,954,278               --               --
Real Estate Investment Trusts*....................      1,918,016        1,918,016               --               --
U.S. Government Bonds and Notes...................      1,711,847               --        1,711,847               --
Master Limited Partnerships*......................      1,691,522        1,691,522               --               --
U.S. Government Agency Mortgage-Backed
   Securities.....................................      1,136,932               --        1,136,932               --
Mortgage-Backed Securities........................        116,350               --          116,350               --
Asset-Backed Securities...........................          9,023               --            9,023               --
                                                     ------------     ------------     ------------     ------------
Total Investments.................................   $ 17,780,594     $ 14,806,442     $  2,974,152     $         --
                                                     ============     ============     ============     ============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2016.


Page 50                 See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
EXCHANGE-TRADED FUNDS - 97.1%

             CAPITAL MARKETS - 97.1%
      3,508  First Trust Brazil AlphaDEX(R) Fund (a)......................................  $      47,954
      2,576  First Trust Developed Markets ex-US AlphaDEX(R) Fund (a).....................        121,845
     11,472  First Trust Dow Jones Internet Index Fund (a) (b)............................        915,810
      5,922  First Trust Emerging Markets AlphaDEX(R) Fund (a)............................        120,217
     60,848  First Trust Energy AlphaDEX(R) Fund (a)......................................      1,004,600
      1,348  First Trust Germany AlphaDEX(R) Fund (a).....................................         49,013
     26,079  First Trust Industrials/Producer Durables AlphaDEX(R) Fund (a)...............        857,478
      1,666  First Trust Chindia ETF (a)..................................................         45,532
     19,913  First Trust Large Cap Growth AlphaDEX(R) Fund (a)............................        976,533
      2,700  First Trust Latin America AlphaDEX(R) Fund (a)...............................         50,247
     19,138  First Trust Mid Cap Core AlphaDEX(R) Fund (a)................................      1,079,192
     17,281  First Trust NASDAQ-100-Technology Sector Index Fund (a)......................        910,017
     29,139  First Trust Small Cap Growth AlphaDEX(R) Fund (a)............................      1,009,666
      1,248  First Trust Switzerland AlphaDEX(R) Fund (a).................................         50,943
     34,767  First Trust Utilities AlphaDEX(R) Fund (a)...................................        929,322
      5,453  iShares Core U.S. Aggregate Bond ETF.........................................        589,251
      7,766  SPDR Bloomberg Barclays Convertible Securities ETF...........................        354,518
      9,371  SPDR Bloomberg Barclays High Yield Bond ETF..................................        341,573
      9,637  SPDR Bloomberg Barclays Intermediate Term Corporate Bond ETF.................        326,791
      7,709  SPDR Wells Fargo Preferred Stock ETF.........................................        323,393
                                                                                            -------------
             TOTAL INVESTMENTS - 97.1%....................................................     10,103,895
             (Cost $9,912,996) (c)

             NET OTHER ASSETS AND LIABILITIES - 2.9%......................................        306,098
                                                                                            -------------
             NET ASSETS - 100.0%..........................................................  $  10,409,993
                                                                                            =============

-----------------------------

(a)   Investment in an affiliated fund.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $9,929,647. As of December 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $270,937 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $96,689.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                         LEVEL 2          LEVEL 3
                                                        TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                       VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                      12/31/2016         PRICES           INPUTS           INPUTS
                                                     ------------     ------------     ------------     ------------
Exchange-Traded Funds*............................   $ 10,103,895     $ 10,103,895     $         --     $         --
                                                     ============     ============     ============     ============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2016.


                        See Notes to Financial Statements               Page 51

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2016

                                                                           FIRST TRUST/DOW
                                                                           JONES DIVIDEND      FIRST TRUST       FIRST TRUST
                                                                              & INCOME        MULTI INCOME      DORSEY WRIGHT
                                                                             ALLOCATION        ALLOCATION       TACTICAL CORE
                                                                              PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                                           ---------------   ---------------   ---------------
ASSETS:
Investments, at value...................................................   $   533,128,414   $    12,382,353   $     1,935,526
Investments in affiliated funds, at value...............................                --         5,398,241         8,168,369
Cash and cash equivalents...............................................        13,018,354           403,696           388,671
Receivables:
   Interest.............................................................         1,899,395            11,052                --
   Investment securities sold...........................................           791,530           258,828                --
   Dividends............................................................           526,734            18,101             5,972
   Fund shares sold.....................................................           462,829            11,767             3,452
   From investment advisor..............................................                --            11,800             3,587
   Reclaim..............................................................                --               583                --
Prepaid expenses........................................................             6,247               171                32
                                                                           ---------------   ---------------   ---------------
   Total Assets.........................................................       549,833,503        18,496,592        10,505,609
                                                                           ---------------   ---------------   ---------------
LIABILITIES:
Payables:
   Investment securities purchased......................................         5,126,920           282,741                --
   Investment advisory fees.............................................           175,097                --                --
   12b-1 service fees (Class I).........................................           112,249             3,752             4,081
   Fund shares redeemed.................................................            92,502             9,048               899
   Administrative service fees..........................................            89,802             3,028             1,734
   Accounting and administration fees...................................            52,031             1,653            32,319
   Variation margin.....................................................            47,445                --                --
   Custodian fees.......................................................            42,257             2,123             9,254
   Licensing fees.......................................................            41,259                --             2,507
   Audit and tax fees...................................................            28,909            50,908            22,620
   Transfer agent fees..................................................            26,433            16,993            17,729
   Printing fees........................................................            18,366             3,236             1,101
   Legal fees...........................................................             6,994               394             1,921
   Commitment fees......................................................             2,756             1,504                --
   Financial reporting fees.............................................               771                --               503
   Trustees' fees and expenses..........................................                --                --               415
Other liabilities.......................................................             1,154               152               533
                                                                           ---------------   ---------------   ---------------
   Total Liabilities....................................................         5,864,945           375,532            95,616
                                                                           ---------------   ---------------   ---------------
NET ASSETS..............................................................   $   543,968,558   $    18,121,060   $    10,409,993
                                                                           ===============   ===============   ===============
NET ASSETS CONSIST OF:
Paid-in capital.........................................................   $   509,575,375   $    17,898,158   $    10,235,745
Accumulated net investment income (loss)................................           200,834                --                71
Accumulated net realized gain (loss) on investments, futures and foreign
   currency transactions................................................         4,582,237          (366,703)          (16,722)
Net unrealized appreciation (depreciation) on investments, futures and
   foreign currency translation.........................................        29,610,112           589,605           190,899
                                                                           ---------------   ---------------   ---------------
NET ASSETS..............................................................   $   543,968,558   $    18,121,060   $    10,409,993
                                                                           ===============   ===============   ===============
Investments, at cost....................................................   $   503,524,177   $    11,751,919   $     1,982,239
                                                                           ===============   ===============   ===============
Investments in affiliated funds, at cost................................   $            --   $     5,439,071   $     7,930,757
                                                                           ===============   ===============   ===============
CLASS I SHARES:
NET ASSETS..............................................................   $   543,951,263   $    17,965,521   $    10,359,787
                                                                           ===============   ===============   ===============
NET ASSET VALUE, per share..............................................   $         12.85   $         10.54   $          9.85
                                                                           ===============   ===============   ===============
Number of Shares outstanding............................................        42,344,252         1,705,087         1,052,004
                                                                           ===============   ===============   ===============
CLASS II SHARES:
NET ASSETS..............................................................   $        17,295   $       155,539   $        50,206
                                                                           ===============   ===============   ===============
NET ASSET VALUE, per share..............................................   $         12.87   $         10.54   $          9.83
                                                                           ===============   ===============   ===============
Number of Shares outstanding............................................             1,344            14,764             5,106
                                                                           ===============   ===============   ===============


Page 52                 See Notes to Financial Statements

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2016

                                                                           FIRST TRUST/DOW
                                                                           JONES DIVIDEND      FIRST TRUST       FIRST TRUST
                                                                              & INCOME        MULTI INCOME      DORSEY WRIGHT
                                                                             ALLOCATION        ALLOCATION       TACTICAL CORE
                                                                              PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                                           ---------------   ---------------   ---------------
INVESTMENT INCOME:
Dividends...............................................................   $     4,764,216   $       189,761   $       107,922
Dividends from affiliated funds.........................................                --           197,337            72,500
Interest................................................................         4,631,959            53,389               887
Foreign withholding tax on dividend income..............................                --            (2,403)               --
Other...................................................................                --                --                25
                                                                           ---------------   ---------------   ---------------
   Total investment income..............................................         9,396,175           438,084           181,334
                                                                           ---------------   ---------------   ---------------
EXPENSES:
Investment advisory fees................................................         2,265,103            89,761            35,073
12b-1 distribution and service fees (Class I)...........................           943,755            37,129            24,931
Administrative service fees.............................................           755,024            29,714            19,866
Accounting and administration fees......................................           252,610            11,552            32,140
Custodian fees..........................................................           213,125            10,515             8,004
Licensing fees..........................................................           124,812                --            10,021
Transfer agent fees.....................................................            89,700            51,874            55,623
Printing fees...........................................................            69,312             4,112             3,823
Legal fees..............................................................            58,349             2,179             1,231
Commitment fees.........................................................            31,713            17,958                --
Audit and tax fees......................................................            29,211            51,211            22,923
Trustees' fees and expenses.............................................            17,915            17,280            17,661
Financial reporting fees................................................             9,250                --             7,309
Excise tax..............................................................                --                --               248
Other...................................................................             9,040             8,816             1,844
                                                                           ---------------   ---------------   ---------------
   Total expenses.......................................................         4,868,919           332,101           240,697
   Fees waived or expenses reimbursed by the investment advisor.........          (338,513)         (208,203)         (157,770)
                                                                           ---------------   ---------------   ---------------
Net expenses............................................................         4,530,406           123,898            82,927
                                                                           ---------------    --------------   ---------------
NET INVESTMENT INCOME (LOSS)............................................         4,865,769           314,186            98,407
                                                                           ---------------   ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments..........................................................         8,279,545          (102,522)          153,379
   Investments in affiliated funds......................................                --           (15,620)          (80,502)
   Futures..............................................................           107,733                --                --
   Capital gains distributions received from investment companies.......                --               354                --
   Foreign currency transactions........................................                --                 6                --
                                                                           ---------------   ---------------   ---------------
Net realized gain (loss)................................................         8,387,278          (117,782)           72,877
                                                                           ---------------   ---------------   ---------------
Net increase from payment by the advisor................................             1,000                --                --
                                                                           ---------------   ---------------   ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments..........................................................        27,993,302           962,579           (44,500)
   Investments in affiliated funds......................................                --           101,809           287,250
   Futures..............................................................           (16,930)               --                --
   Foreign currency translation.........................................                --                 1                --
                                                                           ---------------   ---------------   ---------------
Net change in unrealized appreciation (depreciation)....................        27,976,372         1,064,389           242,750
                                                                           ---------------   ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS).................................        36,364,650           946,607           315,627
                                                                           ---------------   ---------------   ---------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING
   FROM OPERATIONS......................................................   $    41,230,419   $     1,260,793   $       414,034
                                                                           ===============   ===============   ===============


                        See Notes to Financial Statements                Page 53

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        FIRST TRUST/DOW JONES DIVIDEND
                                                                                        & INCOME ALLOCATION PORTFOLIO
                                                                                       --------------------------------
                                                                                            YEAR              YEAR
                                                                                           ENDED             ENDED
                                                                                         12/31/2016        12/31/2015
                                                                                       --------------    --------------
OPERATIONS:
Net investment income (loss).........................................................   $  4,865,769      $  3,342,508
Net realized gain (loss).............................................................      8,387,278         8,084,683
Net increase from payment by the advisor.............................................          1,000                --
Net change in unrealized appreciation (depreciation).................................     27,976,372       (12,219,844)
                                                                                        ------------      ------------
Net increase (decrease) in net assets resulting from operations......................     41,230,419          (792,653)
                                                                                        ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class I..............................................................................     (4,438,978)       (5,442,059)
Class II.............................................................................           (208)             (382)
                                                                                        ------------      ------------
                                                                                          (4,439,186)       (5,442,441)
                                                                                        ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class I..............................................................................    (10,878,302)       (4,388,357)
Class II.............................................................................           (458)             (185)
                                                                                        ------------      ------------
                                                                                         (10,878,760)       (4,388,542)
                                                                                        ------------      ------------
Total distributions to shareholders..................................................    (15,317,946)       (9,830,983)
                                                                                        ------------      ------------
CAPITAL TRANSACTIONS:
Proceeds from shares sold............................................................    269,075,333       112,078,962
Proceeds from shares reinvested......................................................     15,317,510         9,830,537
Cost of shares redeemed..............................................................     (9,596,894)      (63,164,485)
                                                                                        ------------      ------------
Net increase (decrease) in net assets resulting from capital transactions............    274,795,949        58,745,014
                                                                                        ------------      ------------
Total increase (decrease) in net assets..............................................    300,708,422        48,121,378
NET ASSETS:
Beginning of period..................................................................    243,260,136       195,138,758
                                                                                        ------------      ------------
End of period........................................................................   $543,968,558      $243,260,136
                                                                                        ============      ============
Accumulated net investment income (loss) at end of period............................   $    200,834      $         --
                                                                                        ============      ============


Page 54                 See Notes to Financial Statements

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                           FIRST TRUST MULTI INCOME
                                                                                             ALLOCATION PORTFOLIO
                                                                                       --------------------------------
                                                                                            YEAR              YEAR
                                                                                           ENDED             ENDED
                                                                                         12/31/2016        12/31/2015
                                                                                       --------------    --------------
OPERATIONS:
Net investment income (loss).........................................................   $    314,186      $    236,497
Net realized gain (loss).............................................................       (117,782)         (192,777)
Net increase from payment by the advisor.............................................             --             5,471
Net change in unrealized appreciation (depreciation).................................      1,064,389          (564,737)
                                                                                        ------------      ------------
Net increase (decrease) in net assets resulting from operations......................      1,260,793          (515,546)
                                                                                        ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class I..............................................................................       (363,323)         (234,799)
Class II.............................................................................         (3,315)           (2,203)
                                                                                        ------------      ------------
Total distributions to shareholders..................................................       (366,638)         (237,002)
                                                                                        ------------      ------------
CAPITAL TRANSACTIONS:
Proceeds from shares sold............................................................      6,360,314         9,660,473
Proceeds from shares reinvested......................................................        364,038           234,279
Cost of shares redeemed..............................................................     (1,854,130)       (3,784,387)
                                                                                        ------------      ------------
Net increase (decrease) in net assets resulting from capital transactions............      4,870,222         6,110,365
                                                                                        ------------      ------------
Total increase (decrease) in net assets..............................................      5,764,377         5,357,817
NET ASSETS:
Beginning of period..................................................................     12,356,683         6,998,866
                                                                                        ------------      ------------
End of period........................................................................   $ 18,121,060      $ 12,356,683
                                                                                        ============      ============
Accumulated net investment income (loss) at end of period............................   $         --      $     24,736
                                                                                        ============      ============


                        See Notes to Financial Statements                Page 55

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                          FIRST TRUST DORSEY WRIGHT
                                                                                           TACTICAL CORE PORTFOLIO
                                                                                       --------------------------------
                                                                                                            FOR THE
                                                                                            YEAR             PERIOD
                                                                                           ENDED             ENDED
                                                                                         12/31/2016      12/31/2015 (a)
                                                                                       --------------    --------------
OPERATIONS:
Net investment income (loss).........................................................   $     98,407      $      6,431
Net realized gain (loss).............................................................         72,877                --
Net change in unrealized appreciation (depreciation).................................        242,750           (51,851)
                                                                                        ------------      ------------
Net increase (decrease) in net assets resulting from operations......................        414,034           (45,420)
                                                                                        ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class I..............................................................................        (96,102)               --
Class II.............................................................................           (572)               --
                                                                                        ------------      ------------
                                                                                             (96,674)               --
                                                                                        ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class I..............................................................................        (97,931)               --
Class II.............................................................................           (477)               --
                                                                                        ------------      ------------
                                                                                             (98,408)               --
                                                                                        ------------      ------------
Total distributions to shareholders..................................................       (195,082)               --
                                                                                        ------------      ------------
CAPITAL TRANSACTIONS:
Proceeds from shares sold............................................................     13,236,943         5,538,309
Proceeds from shares reinvested......................................................        195,082                --
Cost of shares redeemed..............................................................     (8,731,398)           (2,475)
                                                                                        ------------      ------------
Net increase (decrease) in net assets resulting from capital transactions............      4,700,627         5,535,834
                                                                                        ------------      ------------
Total increase (decrease) in net assets..............................................      4,919,579         5,490,414
NET ASSETS:
Beginning of period..................................................................      5,490,414                --
                                                                                        ------------      ------------
End of period........................................................................   $ 10,409,993      $  5,490,414
                                                                                        ============      ============
Accumulated net investment income (loss) at end of period............................   $         71      $      6,431
                                                                                        ============      ============

-----------------------------

(a) The Fund's Class I and Class II Shares were seeded on October 29, 2015, and commenced operations on October 30, 2015.


Page 56                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

CLASS I SHARES
                                                                                                                      FOR THE
                                                                 YEAR ENDED DECEMBER 31,                               PERIOD
                                            ------------------------------------------------------------------         ENDED
                                                2016              2015              2014          2013             12/31/2012 (a)
                                            ------------      ------------      ------------      ------------      ------------
Net asset value, beginning of period.......  $    11.94        $    12.41        $    11.37        $    10.31        $    10.00
                                             ----------        ----------        ----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............        0.14              0.16              0.15              0.14              0.15
Net realized and unrealized gain (loss)....        1.25 (b)         (0.15)             0.99              1.17              0.29
                                             ----------        ----------        ----------        ----------        ----------
Total from investment operations...........        1.39              0.01              1.14              1.31              0.44
                                             ----------        ----------        ----------        ----------        ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income......................       (0.13)            (0.27)            (0.10)            (0.09)            (0.07)
Net realized gain..........................       (0.35)            (0.21)               --             (0.16)            (0.04)
Return of capital..........................          --                --                --                --             (0.02)
                                             ----------        ----------        ----------        ----------        ----------
Total from distributions...................       (0.48)            (0.48)            (0.10)            (0.25)            (0.13)
                                             ----------        ----------        ----------        ----------        ----------
Net asset value, end of period.............  $    12.85        $    11.94        $    12.41        $    11.37        $    10.31
                                             ==========        ==========        ==========        ==========        ==========
TOTAL RETURN (c) (d).......................       11.74% (b)         0.09%            10.04%            12.75%             4.38%
                                             ==========        ==========        ==========        ==========        ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......  $  543,951        $  243,244        $  195,128        $  106,079        $   32,176
Ratio of total expenses to average net
  assets...................................        1.29%             1.34%             1.43%             1.65%             2.69% (e)
Ratio of net expenses to average net
  assets...................................        1.20%             1.20%             1.20%             1.20%             1.20% (e)
Ratio of net investment income (loss)
  to average net assets....................        1.29%             1.35%             1.40%             1.27%             2.25% (e)
Portfolio turnover rate....................          96%               81%               65%               73%               34%


CLASS II SHARES
                                                                                  FOR THE
                                               YEAR ENDED DECEMBER 31,             PERIOD
                                            ------------------------------         ENDED
                                                2016              2015         12/31/2014 (f)
                                            ------------      ------------      ------------
Net asset value, beginning of period.......  $    11.95        $    12.43        $    11.63
                                             ----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............        0.19              0.17              0.14
Net realized and unrealized gain (loss)....        1.24 (b)         (0.14)             0.77
                                             ----------        ----------        ----------
Total from investment operations...........        1.43              0.03              0.91
                                             ----------        ----------        ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income......................       (0.16)            (0.30)            (0.11)
Net realized gain..........................       (0.35)            (0.21)               --
                                             ----------        ----------        ----------
Total from distributions...................       (0.51)            (0.51)            (0.11)
                                             ----------        ----------        ----------
Net asset value, end of period.............  $    12.87        $    11.95        $    12.43
                                             ==========        ==========        ==========
TOTAL RETURN (c) (d).......................       12.07% (b)         0.25%             7.82%
                                             ==========        ==========        ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......  $       17        $       16        $       11
Ratio of total expenses to average net
  assets...................................        1.04%             1.09%             1.21% (e)
Ratio of net expenses to average net
  assets...................................        0.95%             0.95%             0.95% (e)
Ratio of net investment income (loss)
  to average net assets....................        1.53%             1.64%             1.69% (e)
Portfolio turnover rate....................          96%               81%               65%

-----------------------------

(a) The Fund's Class I shares were seeded on April 12, 2012, and commenced operations on May 1, 2012.

(b) First Trust/Dow Jones Dividend & Income Allocation Portfolio received a reimbursement from the Advisor in the amount of $1,000 in connection with a trade error, which represents less than $0.01 per share. Since the Advisor reimbursed the Fund, there was no effect on the total return.

(c) Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(d) Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(e)   Annualized.

(f) The Fund's Class II shares were seeded on April 30, 2014, and commenced operations on May 1, 2014.


                        See Notes to Financial Statements                Page 57

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

CLASS I SHARES
                                                                                  FOR THE
                                               YEAR ENDED DECEMBER 31,             PERIOD
                                            ------------------------------         ENDED
                                                2016              2015         12/31/2014 (a)
                                            ------------      ------------      ------------
Net asset value, beginning of period.......  $     9.86        $    10.39        $    10.00
                                             ----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............        0.20              0.19              0.07
Net realized and unrealized gain (loss)....        0.71             (0.53) (b)         0.39
                                             ----------        ----------        ----------
Total from investment operations...........        0.91             (0.34)             0.46
                                             ----------        ----------        ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income......................       (0.23)            (0.19)            (0.07)
                                             ----------        ----------        ----------
Total from distributions...................       (0.23)            (0.19)            (0.07)
                                             ----------        ----------        ----------
Net asset value, end of period.............  $    10.54        $     9.86        $    10.39
                                             ==========        ==========        ==========
TOTAL RETURN (c) (d).......................        9.27%            (3.24)% (b)        4.57%
                                             ==========        ==========        ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......  $   17,965        $   12,257        $    6,894
Ratio of total expenses to average net
  assets...................................        2.22%             2.60%             6.00% (e)
Ratio of net expenses to average net
  assets...................................        0.83%             0.90%             1.20% (e)
Ratio of net investment income (loss)
   to average net assets...................        2.10%             2.17%             2.35% (e)
Portfolio turnover rate....................          46%               93%               15%


CLASS II SHARES
                                                                                  FOR THE
                                               YEAR ENDED DECEMBER 31,             PERIOD
                                            ------------------------------         ENDED
                                                2016              2015         12/31/2014 (a)
                                            ------------      ------------      ------------
Net asset value, beginning of period.......  $     9.86        $    10.39        $    10.00
                                             ----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............        0.20              0.24              0.04
Net realized and unrealized gain (loss)....        0.74             (0.55) (b)         0.43
                                             ----------        ----------        ----------
Total from investment operations...........        0.94             (0.31)             0.47
                                             ----------        ----------        ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income......................       (0.26)            (0.22)            (0.08)
                                             ----------        ----------        ----------
Total from distributions...................       (0.26)            (0.22)            (0.08)
                                             ----------        ----------        ----------
Net asset value, end of period.............  $    10.54        $     9.86        $    10.39
                                             ==========        ==========        ==========
TOTAL RETURN (c) (d).......................        9.53%            (3.01)% (b)        4.74%
                                             ==========        ==========        ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......  $      156        $      100        $      105
Ratio of total expenses to average net
  assets...................................        1.99%             2.31%            14.44% (e)
Ratio of net expenses to average net
  assets...................................        0.58%             0.67%             0.95% (e)
Ratio of net investment income (loss)
   to average net assets...................        2.34%             2.32%             0.54% (e)
Portfolio turnover rate....................          46%               93%               15%

-----------------------------

(a) The Fund's Class I and Class II shares were seeded on April 30, 2014, and commenced operations on May 1, 2014.

(b) First Trust Multi Income Allocation Portfolio received a reimbursement from the Advisor in the amount of $5,471 in connection with a trade error, which represents less than $0.01 per share. Since the Advisor reimbursed the Fund, there was no effect on the total return.

(c) Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(d) Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(e)   Annualized.


Page 58                 See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

CLASS I SHARES
                                                YEAR            FOR THE
                                               ENDED          PERIOD ENDED
                                             12/31/2016      12/31/2015 (a)
                                            ------------      ------------
Net asset value, beginning of period.......  $     9.94        $    10.00
                                             ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............        0.09              0.01
Net realized and unrealized gain (loss)....        0.01             (0.07)
                                             ----------        ----------
Total from investment operations...........        0.10             (0.06)
                                             ----------        ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income......................       (0.09)               --
Net realized gain..........................       (0.10)               --
                                             ----------        ----------
Total from distributions...................       (0.19)               --
                                             ----------        ----------
Net asset value, end of period.............  $     9.85        $     9.94
                                             ==========        ==========
TOTAL RETURN (b) (c).......................        0.95%            (0.60)%
                                             ==========        ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......  $   10,360        $    5,440
Ratio of total expenses to average net
  assets...................................        2.13%            11.71% (d)
Ratio of net expenses to average net
  assets...................................        0.83%             0.79% (d)
Ratio of net investment income (loss)
   to average net assets...................        0.98%             1.54% (d)
Portfolio turnover rate....................         265%               --%


CLASS II SHARES
                                                YEAR            FOR THE
                                               ENDED          PERIOD ENDED
                                             12/31/2016      12/31/2015 (a)
                                            ------------      ------------
Net asset value, beginning of period.......  $     9.95        $    10.00
                                             ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...............        0.11              0.01
Net realized and unrealized gain (loss)....       (0.02)            (0.06)
                                             ----------        ----------
Total from investment operations...........        0.09             (0.05)
                                             ----------        ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income......................       (0.11)               --
Net realized gain..........................       (0.10)               --
                                             ----------        ----------
Total from distributions...................       (0.21)               --
                                             ----------        ----------
Net asset value, end of period.............  $     9.83        $     9.95
                                             ==========        ==========
TOTAL RETURN (b) (c).......................        0.88%            (0.50)%
                                             ==========        ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......  $       50        $       50
Ratio of total expenses to average net
  assets...................................       57.64%            37.40% (d)
Ratio of net expenses to average net
  assets...................................        0.57%             0.51% (d)
Ratio of net investment income (loss)
   to average net assets...................        1.13%             0.86% (d)
Portfolio turnover rate....................         265%               --%

-----------------------------

(a) The Fund's Class I and Class II shares were seeded on October 29, 2015, and commenced operations on October 30, 2015.

(b) Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions,if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(c) Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)   Annualized.


                        See Notes to Financial Statements                Page 59

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2016

                                1. ORGANIZATION

First Trust Variable Insurance Trust (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on December 14, 2011 and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers shares of three series (each a "Fund" and collectively, the "Funds"), First Trust/Dow Jones Dividend & Income Allocation Portfolio ("First Trust Dow Jones"), which commenced investment operations on May 1, 2012, First Trust Multi Income Allocation Portfolio ("First Trust Multi Income"), which commenced investment operations on May 1, 2014, and First Trust Dorsey Wright Tactical Core Portfolio ("First Trust Dorsey Wright"), which commenced investment operations on October 30, 2015. Each Fund's shares are sold only to variable insurance accounts (each an "Account") to fund the benefits of the variable annuity and variable life insurance contracts (each a "Contract" and collectively the "Contracts") issued by life insurance companies writing variable annuity contracts and variable life insurance contracts with which the Trust has a contract (each a "Participating Insurance Company").

First Trust Dow Jones' investment objective is to seek to provide total return by allocating among dividend-paying stocks and investment-grade bonds. First Trust Dow Jones seeks to achieve its investment objective by investing, under normal market conditions, approximately 40-60% of its net assets in equity securities and approximately 40-60% of its net assets in fixed-income securities at the time of purchase. The equity portion of the portfolio will be derived from a quantitative process that seeks to provide total return through investing generally in dividend paying stocks included in the Dow Jones U.S. Total Stock Market Index(SM). First Trust Advisors L.P. ("First Trust" or the "Advisor") reserves the right to over-weight, under-weight or exclude certain securities from the Fund that would otherwise be selected pursuant to the quantitative process in certain instances.

First Trust Dow Jones' fixed-income component seeks to provide income and preserve capital through investing in a diversified investment-grade bond portfolio. Investment-grade bonds are those bonds rated "BBB-" or higher by Standard & Poor's Ratings Group or Fitch Ratings, Inc. or "Baa3" or higher by Moody's Investors Service, Inc. at the time of purchase. Under normal market conditions, at the time of purchase approximately 80% of the net assets of the Fund allocated to corporate bonds are invested in: investment-grade bonds included in the Dow Jones Equal Weight U.S. Issued Corporate Bond Index(SM)(the "Bond Index"(1)) and other investment-grade bonds of issuers whose securities are included in the Bond Index; and investment-grade bonds of issuers included in the Dow Jones Composite Average. The Fund may also invest in U.S. government and agency securities, including mortgage-backed securities. The Fund may, at certain times, also hold exchange-traded funds ("ETFs") that invest in investment-grade corporate bonds and U.S. government bonds in lieu of investing directly in bonds.

First Trust Multi Income's investment objective is to maximize current income, with a secondary objective of capital appreciation. First Trust Multi Income seeks to achieve its objectives through diversified exposure to nine income generating asset classes: dividend paying stocks, preferred stocks, energy infrastructure companies and master limited partnerships ("MLPs"), real estate investment trusts ("REITs"), high yield or "junk" bonds, floating rate loans, corporate bonds, mortgage-backed securities and Treasury Inflation Protected Securities ("TIPS"). The Fund is actively managed by First Trust and implementing the strategy involves multiple portfolio managers.

The Advisor tactically adjusts allocation weights in a manner deemed to offer attractive levels of total return relative to the level of expected risk. The Advisor intends to adjust asset allocation weights quarterly but may do so more or less frequently depending upon market conditions. The maximum weight of any asset class, at the time of adjustment, is 20%. The minimum weight of any asset class, at the time of adjustment, is 5%.

First Trust Multi Income may, at certain times, invest in ETFs that generally provide exposure to the nine asset classes in lieu of investing directly in such asset classes. Certain of the ETFs may be advised by First Trust. As a result, First Trust will also earn advisory fees on the underlying ETFs.

In general, the U.S. dollar-denominated fixed-income securities in which First Trust Multi Income invests may be issued by U.S. and non-U.S. issuers, of any credit quality, including high yield securities. The high yield securities in which the Fund invests are rated below investment-grade at the time of purchase or unrated and deemed by the Advisor to be of comparable quality, commonly referred to as "junk" bonds. The Fund also invests in the equity securities of domestic and foreign issuers listed on a U.S. or foreign securities exchange and non-U.S. securities that are listed on a U.S. securities exchange in the form of American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). The Fund may invest in equity securities issued by small, mid- or large capitalization companies.

-----------------------------

(1) Prior to April 30, 2013, the Dow Jones Equal Weight U.S. Issued Corporate Bond Index(SM) was known as the Dow Jones Corporate Bond Index(SM).

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2016

First Trust Dorsey Wright's investment objective is to provide total return. First Trust Dorsey Wright seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus any investment borrowings) in ETFs and cash and cash equivalents that comprise the Dorsey Wright Tactical Tilt Moderate Core Index. It is expected that a majority of the ETFs in which the Fund invests will be advised by First Trust.

Each Fund offers two classes of shares: Class I and Class II. Each class represents an interest in the same portfolio of investments but with a different combination of service (12b-1) fees, eligibility requirements and other features.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") for each class of shares in each Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV for each class is calculated by dividing the value of each Fund's total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid, and any borrowings of each Fund) by the total number of shares of the class outstanding. Differences in the NAV of each class of each Fund's shares are generally expected to be due to the daily expense accruals of the specified service (12b-1) fees, if any, and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's Pricing Committee, in accordance with valuation procedures adopted by the Trust's Board of Trustees (the "Board"), and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks, preferred stocks, MLPs, ETFs, REITs and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Corporate bonds, corporate notes, U.S. government securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2016

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Commercial paper, fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;

      2)    the liquidity conditions in the relevant market and changes thereto;

      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

      4) issuer-specific conditions (such as significant credit deterioration); and

      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market or fair value price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities.

Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:

      1)    the fundamental business data relating to the issuer;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of security;

      4)    the financial statements of the issuer;

      5) the credit quality and cash flow of the issuer, based on the Advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

     10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);

     11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and

     12)    other relevant factors.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2016

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of December 31, 2016, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

Distributions received from a Fund's investments in MLPs generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Distributions received from a Fund's investments in REITs may be comprised of return of capital, capital gains and investment income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by a Fund may subsequently be revised based on information received from the REITs after their tax reporting periods are concluded.

C. CASH AND CASH EQUIVALENTS

Normally, the Funds invest substantially all of their assets to meet their investment objectives. The Funds may invest the remainder of their assets in securities with maturities of less than one year or cash equivalents, or they may hold cash. The investment in such instruments is not a principal investment strategy of First Trust Dow Jones or First Trust Multi Income. The percentage of

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2016

each Fund's net assets invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Funds may depart from their principal investment strategies and invest part or all of their assets in these securities, or they may hold cash.

D. FUTURES CONTRACTS

First Trust Dow Jones purchases or sells (i.e., is long or short) futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in "Net realized gain (loss) on Futures" on the Statements of Operations.

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contacts are marked-to-market daily with the change in value recognized as a component of, "Net change in unrealized appreciation (depreciation) on Futures" on the Statements of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin payable or receivable" on the Statements of Assets and Liabilities. If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Distributions from net investment income of each Fund, if any, are declared and paid semi-annually. Each Fund distributes its net realized capital gains, if any, to shareholders at least annually. All dividends payable by each Fund will be reinvested in the Fund.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the tax year ended December 31, 2016, have been reclassified at year end to reflect the following:


                                                                                Accumulated
                                                           Accumulated          Net Realized
                                                          Net Investment       Gain (Loss) on
                                                          Income (Loss)         Investments        Paid-in Capital
                                                        ------------------   ------------------   ------------------
First Trust Dow Jones                                   $     (225,749)      $      225,749       $           --
First Trust Multi Income                                        27,716              (40,134)              12,418
First Trust Dorsey Wright                                       (8,093)               8,809                 (716)

The tax character of distributions paid by each applicable Fund during the year ended December 31, 2016 was as follows:

                                                        Distributions paid   Distributions paid   Distributions paid
                                                          from Ordinary         from Capital         from Return
                                                              Income               Gains              of Capital
                                                        ------------------   ------------------   ------------------
First Trust Dow Jones                                   $    8,174,962       $    7,142,984       $           --
First Trust Multi Income                                       366,638                   --                   --
First Trust Dorsey Wright                                      195,082                   --                   --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2016

The tax character of distributions paid by each applicable Fund during the period ended December 31, 2015 was as follows:

                                                        Distributions paid   Distributions paid   Distributions paid
                                                          from Ordinary         from Capital         from Return
                                                              Income               Gains              of Capital
                                                        ------------------   ------------------   ------------------
First Trust Dow Jones                                   $    7,639,768       $    2,191,215       $           --
First Trust Multi Income                                       237,002                   --                   --
First Trust Dorsey Wright                                           --                   --                   --

As of December 31, 2016, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                          Undistributed         Accumulated         Net Unrealized
                                                             Ordinary        Capital and Other       Appreciation
                                                              Income            Gain (Loss)         (Depreciation)
                                                        ------------------   ------------------   ------------------
First Trust Dow Jones                                   $      200,834       $    4,874,576       $   29,317,773
First Trust Multi Income                                            --              (60,259)             283,161
First Trust Dorsey Wright                                           --                   --              174,248


F. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), which includes distributing substantially all of their net investment income and net realized gains to shareholders. Each Fund intends to comply with the provisions of Section 817(h) of the Internal Revenue Code, which impose certain diversification requirements upon variable contracts that are based on segregated asset accounts. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2013, 2014, 2015 and 2016 remain open to federal and state audit for First Trust Dow Jones. Taxable years ended 2014, 2015 and 2016 remain open to federal and state audit for First Trust Multi Income. Also, taxable years ended 2015 and 2016 remain open to federal and state audit for First Trust Dorsey Wright. As of December 31, 2016, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Each Fund intends to utilize provisions of the federal income tax laws which allow it to carry realized capital losses forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2016, for federal income tax purposes, the Fund's had capital loss carryforward available, to the extent provided by regulations, to offset capital gains as follows:

                                                         Non-Expiring
                                                         Capital Loss
                                                         Carryforwards
                                                        ---------------
First Trust Dow Jones                                     $     --
First Trust Multi Income                                    60,259
First Trust Dorsey Wright                                       --

During the taxable year ended December 31, 2016, the following Funds utilized capital loss carryforwards in the following amounts:

                                                         Capital Loss
                                                         Carryforward
                                                           Utilized
                                                        ---------------
First Trust Dow Jones                                     $     --
First Trust Multi Income                                    53,421
First Trust Dorsey Wright                                       --

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2016

G. EXPENSES

Each Fund will pay all expenses directly related to its operations.

Each Participating Insurance Company performs certain administrative services for the Funds, their Accounts and the Contracts. Each Fund pays an administrative services fee of 0.20% of average daily net assets to cover expenses incurred by Participating Insurance Companies in connection with these services.

First Trust has entered into various licensing agreements, which allow First Trust to use certain trademarks and trade names of the applicable licensors (see Licensing Information in the Additional Information section of this report). The Trust, on behalf of First Trust Dow Jones and First Trust Dorsey Wright, is a sub-licensee to these license agreements and is required to pay licensing fees, which are shown on the Statements of Operations.

H. FOREIGN CURRENCY

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in "Net realized gain (loss) on foreign currency transactions" on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statements of Operations.

I. INTEREST-ONLY SECURITIES

An interest-only security ("IO Security") is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

J. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust funds, including the Funds, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Funds.

K. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, the FASB released accounting standards update ("ASU") 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust provides each Fund with discretionary investment services and certain administrative services necessary for the management of the Funds. For its investment advisory and management services, First Trust is entitled to a

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2016

monthly fee calculated at an annual rate of 0.60% of the average daily net assets for both First Trust Dow Jones and First Trust Multi Income, and 0.35% of the average daily net assets for First Trust Dorsey Wright. First Trust also provides fund reporting services to First Trust Dow Jones and First Trust Dorsey Wright for a flat annual fee in the amount of $9,250 per Fund.

First Trust Multi Income and First Trust have retained Energy Income Partners, LLC ("EIP") and Stonebridge Advisors LLC ("Stonebridge") (collectively the "Sub-Advisors"), affiliates of First Trust, to serve as investment sub-advisors. In this capacity, the Sub-Advisors provide recommendations to the Advisor regarding the selection and on-going monitoring of certain securities in First Trust Multi Income's investment portfolio. EIP acts as sub-advisor for, and manages on a discretionary basis the investment and reinvestment of, only the assets of First Trust Multi Income allocated to EIP by the Advisor and furnishes an investment program in respect of and makes investment decisions only with respect to the portion of First Trust Multi Income's investment portfolio allocated to it by the Advisor. EIP, an affiliate of the Advisor, has been retained by First Trust Multi Income and the Advisor to provide recommendations regarding the selection and ongoing monitoring of the MLP, MLP affiliate and energy infrastructure securities in First Trust Multi Income's investment portfolio and to exercise discretion only with respect to assets of First Trust Multi Income allocated to EIP. Stonebridge serves as a non-discretionary sub-advisor. Stonebridge has been retained by First Trust Multi Income and the Advisor to provide recommendations regarding the selection and ongoing monitoring of the preferred and hybrid securities in First Trust Multi Income's investment portfolio.

For the services provided and the expenses assumed pursuant to the investment sub-advisory agreement, First Trust will pay EIP a sub-advisory fee equal to 40% monthly in arrears of any remaining monthly investment management fee paid to the Advisor for the average daily net assets allocated to EIP after First Trust's waiver of any of its investment management fee to comply with the then-current expense cap, as defined below. For the services provided and the expenses assumed pursuant to the investment sub-advisory agreement, First Trust will pay Stonebridge a portfolio management fee equal to an annual rate of 0.20% of the Fund's average daily net assets allocated to Stonebridge.

During the year ended December 31, 2016, First Trust Dow Jones received a reimbursement from the Advisor of $1,000 in connection with a trade error. During the year ended December 31, 2015, First Trust Multi Income received a reimbursement from the Advisor of $5,471 in connection with a trade error.

First Trust has agreed to waive fees and/or pay First Trust Dow Jones' and First Trust Multi Income's expenses to the extent necessary to prevent the operating expenses of Class I shares and Class II shares (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, and taxes and extraordinary expenses) from exceeding 1.20% and 0.95% (the "Expense Cap"), respectively, of each Fund's average daily net assets per year at least until May 1, 2018. First Trust has agreed to waive fees and/or pay First Trust Dorsey Wright's expenses to the extent necessary to prevent the operating expenses of Class I shares and Class II shares (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 1.30% and 1.05%, respectively, of each Fund's average daily net assets per year at least until May 1, 2018. In First Trust Dorsey Wright, because acquired fund fees and expenses are estimated, First Trust will periodically adjust the amount of the fee waiver and expense reimbursement in order to attempt to meet the Expense Cap. However, total net annual fund expense may be higher or lower than the Expense Cap.

Expenses borne and fees waived by First Trust are subject to reimbursement by each Fund for up to three years from the date the fee or expense was incurred by the Fund, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding the Expense Cap. These amounts, if any, are included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the year ended December 31, 2016, and the expenses borne by First Trust subject to recovery from the applicable Fund at December 31, 2016, are included in the table below.

                                   FEES WAIVED OR EXPENSES BORNE BY FIRST TRUST SUBJECT TO RECOVERY
                         -------------------------------------------------------------------------------------
                                                           YEAR           YEAR           YEAR
                                                          ENDED          ENDED          ENDED
                             FEES         EXPENSES     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                            WAIVED       REIMBURSED        2014           2015           2016         TOTAL
                         ------------   ------------   ------------   ------------   ------------   ----------
First Trust Dow Jones    $    338,513   $         --   $    308,178   $    347,277   $    338,513   $  993,968
First Trust Multi Income       89,761         63,090        101,172        151,967        152,851      405,990
First Trust Dorsey Wright      35,073        122,697             --         48,180        157,770      205,950

During the year ended December 31, 2016, First Trust did not recover any fees that were previously waived or reimbursed.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2016

First Trust agreed to waive and/or reimburse the acquired fund fees and expenses of the shares of investment companies held by First Trust Multi Income up to 0.37% of the Fund's average daily net assets through May 1, 2018. During the period ended December 31, 2016, First Trust reimbursed First Trust Multi Income $55,352 of fees that are not subject to recovery.

First Trust Capital Partners, LLC ("FTCP"), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP. Stonebridge is a majority-owned affiliate of FTCP.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as First Trust Dow Jones' and First Trust Multi Income's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Funds, including maintaining the Funds' books of account, records of the Funds' securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Funds. BNYM IS is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

The Bank of New York Mellon ("BNYM") serves as First Trust Dow Jones' and First Trust Multi Income's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of each Fund's assets. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Brown Brothers Harriman & Co. ("BBH") serves as First Trust Dorsey Wright's administrator, fund accountant and custodian. As custodian, BBH is responsible for custody of the Fund's assets. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. BNYM IS serves as the Fund's transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                         4. CAPITAL SHARE TRANSACTIONS

Capital transactions for First Trust Dow Jones were as follows:

                                      YEAR ENDED                      YEAR ENDED
                                  DECEMBER 31, 2016               DECEMBER 31, 2015

                                SHARES          VALUE           SHARES          VALUE
                             ------------    ------------    ------------    ------------
Sales:
   Class I                     21,522,285    $269,075,266       9,010,497    $112,072,958
   Class II                             5              67             485           6,004
                             ------------    ------------    ------------    ------------
Total Sales:                   21,522,290    $269,075,333       9,010,982    $112,078,962
                             ============    ============    ============    ============
Dividend Reinvestment:
   Class I                      1,224,785    $ 15,317,280         810,396    $  9,830,416
   Class II                            18             230              11             121
                             ------------    ------------    ------------    ------------
Total Dividend Reinvestment:    1,224,803    $ 15,317,510         810,407    $  9,830,537
                             ============    ============    ============    ============
Redemptions:
   Class I                       (782,373)   $ (9,596,410)     (5,160,259)   $(63,164,485)
   Class II                           (42)           (484)             --              --
                             ------------    ------------    ------------    ------------
Total Redemptions:               (782,415)   $ (9,596,894)     (5,160,259)   $(63,164,485)
                             ============    ============    ============    ============


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2016

Capital transactions for First Trust Multi Income were as follows:

                                      YEAR ENDED                      YEAR ENDED
                                  DECEMBER 31, 2016               DECEMBER 31, 2015

                                SHARES          VALUE           SHARES          VALUE
                             ------------    ------------    ------------    ------------
Sales:
   Class I                        607,792    $  6,311,829         929,411    $  9,657,422
   Class II                         4,618          48,485             290           3,051
                             ------------    ------------    ------------    ------------
Total Sales:                      612,410    $  6,360,314         929,701    $  9,660,473
                             ============    ============    ============    ============
Dividend Reinvestment:
   Class I                         34,761    $    363,323          23,869    $    234,274
   Class II                            68             715              --               5
                             ------------    ------------    ------------    ------------
Total Dividend Reinvestment:       34,829    $    364,038          23,869    $    234,279
                             ============    ============    ============    ============
Redemptions:
   Class I                       (180,072)   $ (1,854,107)       (374,076)   $ (3,781,375)
   Class II                            (2)            (23)           (290)         (3,012)
                             ------------    ------------    ------------    ------------
Total Redemptions:               (180,074)   $ (1,854,130)       (374,366)   $ (3,784,387)
                             ============    ============    ============    ============

Capital transactions for First Trust Dorsey Wright were as follows:

                                      YEAR ENDED                     PERIOD ENDED
                                  DECEMBER 31, 2016               DECEMBER 31, 2015

                                SHARES          VALUE           SHARES          VALUE
                             ------------    ------------    ------------    ------------
Sales:
   Class I                      1,367,166    $ 13,236,943         547,381    $  5,488,309
   Class II                            --              --           5,000          50,000
                             ------------    ------------    ------------    ------------
Total Sales:                    1,367,166    $ 13,236,943         552,381    $  5,538,309
                             ============    ============    ============    ============
Dividend Reinvestment:
   Class I                         19,542    $    194,032              --    $         --
   Class II                           106           1,050              --              --
                             ------------    ------------    ------------    ------------
Total Dividend Reinvestment:       19,648    $    195,082              --    $         --
                             ============    ============    ============    ============
Redemptions:
   Class I                       (881,838)   $ (8,731,398)           (247)   $     (2,475)
   Class II                            --              --              --              --
                             ------------    ------------    ------------    ------------
Total Redemptions:               (881,838)   $ (8,731,398)           (247)   $     (2,475)
                             ============    ============    ============    ============

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2016


                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by First Trust Dow Jones at December 31, 2016, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities. First Trust Multi Income and First Trust Dorsey Wright did not hold any derivative instruments as of December 31, 2016.

                                             ASSET DERIVATIVES                        LIABILITY DERIVATIVES
                                  ----------------------------------------   ----------------------------------------
DERIVATIVE                           STATEMENTS OF ASSETS                       STATEMENTS OF ASSETS
INSTRUMENT     RISK EXPOSURE       AND LIABILITIES LOCATION       VALUE       AND LIABILITIES LOCATION       VALUE
----------   ------------------   ---------------------------   ----------   ---------------------------   ----------
Futures      Interest Rate Risk   Variation Margin Receivable   $       --   Variation Margin Payable      $   47,445

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the year ended December 31, 2016, on derivatives instruments held by First Trust Dow Jones, as well as the primary underlying risk exposure associated with each instrument.

STATEMENTS OF OPERATIONS LOCATION                INTEREST RATE RISK
-------------------------------------------------------------------
Net realized gain (loss) on futures                    $    107,733
Net change in unrealized gain (loss) on futures             (16,930)

During the year ended December 31, 2016, the amount of notional values of futures contracts opened and closed were $69,325,788 and $65,014,124, respectively.

First Trust Dow Jones does not have the right to offset financial assets and financial liabilities related to futures contracts on the Statements of Assets and Liabilities.

                           6. AFFILIATED TRANSACTIONS

First Trust Multi Income and First Trust Dorsey Wright invest in securities of affiliated funds. Dividend income and realized gains and losses from affiliated funds are presented on the Statements of Operations. Each Fund's investment performance and risks are directly related to the investment performance and risks of the affiliated funds.

Amounts relating to these investments in First Trust Multi Income at December 31, 2016, and for the year then ended are as follows:

                                                                 SHARE ACTIVITY
                                                  --------------------------------------------
                                                  BALANCE AT                        BALANCE AT   VALUE AT    DIVIDEND    REALIZED
SECURITY NAME                                     12/31/2015  PURCHASES    SALES    12/31/2016  12/31/2016    INCOME    GAIN (LOSS)
------------------------------------------------  ----------  ---------  ---------  ----------  ----------  ----------  -----------
First Trust Low Duration
   Opportunities ETF                                      --      4,897     (4,297)        600  $   31,308  $      212  $       654
First Trust Preferred Securities and
   Income ETF                                         45,430     25,417     (6,120)     64,727   1,229,166      57,628       (2,496)
First Trust Senior Loan Fund                          37,730     23,926     (2,212)     59,444   2,886,006      87,149       (4,122)
First Trust Tactical High Yield  ETF                  17,680     11,164     (2,890)     25,954   1,251,761      52,348       (9,656)
                                                                                                -----------------------------------
                                                                                                $5,398,241  $  197,337  $   (15,620)
                                                                                                ===================================


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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2016

Amounts relating to these investments in First Trust Dorsey Wright at December 31, 2016, and for the year then ended are as follows:

                                                                 SHARE ACTIVITY
                                                  --------------------------------------------
                                                  BALANCE AT                        BALANCE AT   VALUE AT    DIVIDEND    REALIZED
SECURITY NAME                                     12/31/2015  PURCHASES    SALES    12/31/2016  12/31/2016    INCOME    GAIN (LOSS)
------------------------------------------------  ----------  ---------  ---------  ----------  ----------  ----------  -----------
First Trust Brazil AlphaDEX(R) Fund                       --      5,608     (2,100)      3,508  $   47,954  $      272  $     2,761
First Trust Consumer Discretionary
   AlphaDEX(R) Fund                                   11,835     37,029    (48,864)         --          --       4,582       30,758
First Trust Consumer Staples
   AlphaDEX(R) Fund                                   10,272     25,667    (35,939)         --          --       7,666       (9,799)
First Trust Developed Markets ex-US
   AlphaDEX(R) Fund                                    1,405      3,020     (1,849)      2,576     121,845       2,618        3,182
First Trust Dow Jones Internet Index Fund              7,025     16,391    (11,944)     11,472     915,810          --        1,191
First Trust Emerging Markets AlphaDEX(R)
   Fund                                                3,196      7,621     (4,895)      5,922     120,217       3,452       14,314
First Trust Energy AlphaDEX(R) Fund                       --     86,879    (26,031)     60,848   1,004,600       8,030       27,254
First Trust Germany AlphaDEX(R) Fund                     760      1,497       (909)      1,348      49,013         902        1,678
First Trust Health Care AlphaDEX(R) Fund               7,993      3,663    (11,656)         --          --          --      (46,498)
First Trust Hong Kong AlphaDEX(R) Fund                   707        249       (956)         --          --          --       (4,252)
First Trust Industrials/Producer Durables
   AlphaDEX(R) Fund                                       --     26,079         --      26,079     857,478       1,046           --
First Trust Chindia ETF                                  870      2,140     (1,344)      1,666      45,532         687        3,615
First Trust Japan AlphaDEX(R) Fund                        --      1,663     (1,663)         --          --         335        2,230
First Trust Large Cap Growth AlphaDEX(R)
   Fund                                                   --     39,056    (19,143)     19,913     976,533       6,446       70,387
First Trust Latin America AlphaDEX(R) Fund                --      3,543       (843)      2,700      50,247           4         (114)
First Trust Mid Cap Core AlphaDEX(R) Fund             10,218     30,863    (21,943)     19,138   1,079,192       9,493      (35,022)
First Trust Mid Cap Growth AlphaDEX(R)
   Fund                                               18,758     45,113    (63,871)         --          --       1,701       68,402
First Trust NASDAQ-100-Technology
   Sector Index Fund                                      --     17,281         --      17,281     910,017       1,804           --
First Trust NYSE Arca Biotechnology Index
   Fund                                                5,574      1,965     (7,539)         --          --          --    (204,063)
First Trust Small Cap Growth AlphaDEX(R)
   Fund                                               18,576     35,689    (25,126)     29,139   1,009,666       1,929      (39,815)
First Trust Switzerland AlphaDEX(R) Fund                 692      1,399       (843)      1,248      50,943       1,336        1,359
First Trust United Kingdom AlphaDEX(R)
   Fund                                                  698      1,215     (1,913)         --          --         732      (10,726)
First Trust Utilities AlphaDEX(R) Fund                    --     67,930    (33,163)     34,767     929,322      19,465       42,656
                                                                                                -----------------------------------
                                                                                                $8,168,369  $   72,500  $   (80,502)
                                                                                                ===================================


                             7. 12B-1 SERVICE PLAN

The Trust has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Class I shares of each of the Funds will be subject to an annual service fee.

First Trust Portfolios L.P. ("FTP"), an affiliate of First Trust, serves as the distributor of shares of the Funds. FTP uses the service fee to compensate each Participating Insurance Company for providing account services to policy owners. These services include establishing and maintaining Contract owners' accounts, supplying information to Contract owners, delivering Fund materials to Contract owners, answering inquiries, and providing other personal services to Contract owners. Each Fund may spend up to 0.25% per year of the average daily net assets of its Class I shares as a service fee under the Plan. In addition, the Plan permits First Trust to use a portion of its advisory fee to compensate FTP for expenses incurred in connection with the sale of a Fund's Class I shares including, without limitation, compensation of its sales force, expenses of printing and distributing the Prospectus to persons other than Contract owners, expenses of preparing, printing and distributing advertising and sales literature and reports to Contract owners used in connection with the sale of a Fund's Class I Shares, certain other expenses associated with the servicing of Class I shares of a Fund, and any service-related expenses that may be authorized from time to time by the Board.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               DECEMBER 31, 2016

During the year ended December 31, 2016, all service fees received by FTP were paid to the Participating Insurance Companies, with no portion of such fees retained by FTP. The Plan may be renewed from year to year if approved by a vote of the Trust's Board and a vote of the Independent Trustees, who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for the purpose of voting on the Plan.

                      8. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding U.S. Government securities and short-term investments, for the year ended December 31, 2016, were as follows:

                                     PURCHASES              SALES
                                  ---------------      ---------------
First Trust Dow Jones             $   446,203,005      $   192,981,120
First Trust Multi Income                9,595,478            6,410,969
First Trust Dorsey Wright              29,760,912           25,414,552

Cost of purchases and proceeds from sales of U.S. Government investment securities, excluding short-term investments, for the year ended December 31, 2016, were as follows:

                                     PURCHASES              SALES
                                  ---------------      ---------------
First Trust Dow Jones             $   148,975,063      $   159,764,991
First Trust Multi Income                2,006,100              405,678
First Trust Dorsey Wright                      --                   --


                                 9. BORROWINGS

The Trust, on behalf of First Trust Dow Jones and First Trust Multi Income, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV, has a $135 million Credit Agreement with BNYM (the "BNYM Line of Credit") to be a liquidity backstop during periods of high redemption volume. A commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by BNYM, which First Trust will allocate amongst the funds that have access to the BNYM Line of Credit. These fees are reflected in the Statements of Operations in the Commitment fees line item. To the extent that either fund accesses the BNYM Line of Credit, there would also be an interest fee charged. Neither First Trust Dow Jones or First Trust Multi Income drew on the BNYM Line of Credit during the year ended December 31, 2016.

                              10. INDEMNIFICATION

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             11. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there was the following subsequent event.

On February 3, 2017, the commitment amount under the BNYM Line of Credit was increased to $200 million.


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--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST VARIABLE INSURANCE
TRUST:

We have audited the accompanying statements of assets and liabilities of First Trust/Dow Jones Dividend & Income Allocation Portfolio, First Trust Multi Income Allocation Portfolio, and First Trust Dorsey Wright Tactical Core Portfolio, each a series of the First Trust Variable Insurance Trust (the "Funds"), including the portfolios of investments, as of December 31, 2016, and the related statements of operations for the year then ended and changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the Funds' custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above included in the First Trust Variable Insurance Trust, as of December 31, 2016, and the results of their operations for the year then ended and changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 10, 2017


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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2016 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended December 31, 2016, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:

                                                                      DIVIDENDS RECEIVED DEDUCTION
                                                                  -------------------------------------
   First Trust/Dow Jones Dividend & Income Allocation Portfolio                  50.51%
   First Trust Multi Income Allocation Portfolio                                 18.77%
   First Trust Dorsey Wright Tactical Core Portfolio                              0.00%

For the year ended December 31, 2016, the amount of long-term capital gain distributions designated by the Funds which are taxable at the applicable taxable gains rates for federal income tax purposes were:

                                                                  LONG-TERM CAPITAL GAIN DISTRIBUTIONS
                                                                  -------------------------------------
   First Trust/Dow Jones Dividend & Income Allocation Portfolio             $7,142,984
   First Trust Multi Income Allocation Portfolio                                    --
   First Trust Dorsey Wright Tactical Core Portfolio                                --


                             LICENSING INFORMATION

Standard & Poor's and S&P are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"). The trademarks have been licensed to S&P Dow Jones Indices LLC and have been sublicensed for use for certain purposes by First Trust Advisors L.P. ("First Trust"). The DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE are products of S&P Dow Jones Indices LLC and has been licensed for use by First Trust. The First Trust/Dow Jones Dividend & Income Allocation Portfolio is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). Neither S&P Dow Jones Indices nor its affiliates make any representation or warranty, express or implied, to the owners of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or any member of the public regarding the advisability of investing in securities generally or in the First Trust/Dow Jones Dividend & Income Allocation Portfolio particularly or the ability of the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE to track general market performance. S&P Dow Jones Indices only relationship to First Trust with respect to the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE is determined, composed and calculated by S&P Dow Jones Indices without regard to First Trust or the First Trust/Dow Jones Dividend & Income Allocation Portfolio. S&P Dow Jones Indices has no obligation to take the needs of First Trust or the owners of the First Trust/Dow Jones Dividend & Income Allocation Portfolio into consideration in determining, composing or calculating the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE. Neither S&P Dow Jones Indices nor its affiliates are responsible for and have not participated in the determination of the prices, and amount of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or the timing of the issuance or sale of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or in the determination or calculation of the equation by which the First Trust/Dow Jones Dividend & Income Allocation Portfolio is to be managed. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the First Trust/Dow Jones Dividend & Income Allocation Portfolio. There is no assurance that investment products based on the DOW JONES EQUAL WEIGHT U.S. ISSUED


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2016 (UNAUDITED)

CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER S&P DOW JONES INDICES NOR ITS AFFILIATES GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND FIRST TRUST, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

The First Trust Dorsey Wright Tactical Core Portfolio (the "Portfolio") is not sponsored, endorsed, sold or promoted by Dorsey Wright & Associates, LLC ("Licensor"). Licensor makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of trading in the Portfolio. Licensor's only relationship to First Trust Advisors L.P. ("First Trust") is the licensing of certain trademarks and trade names of Licensor and of the Dorsey Wright Tactical Tilt Moderate Core Index which is determined, composed and calculated by Licensor without regard to First Trust or the Portfolio, Licensor has no obligation to take the needs of First Trust or the owners of the Portfolio into consideration in determining, composing or calculating Dorsey Wright Tactical Tilt Moderate Core Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Portfolio to be listed or in the determination or calculation of the equation by which the Portfolio are to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DORSEY WRIGHT TACTICAL TILT MODERATE CORE OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DORSEY WRIGHT TACTICAL TILT MODERATE CORE INDEX OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DORSEY WRIGHT TACTICAL TILT MODERATE CORE INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN LICENSOR AND FIRST TRUST.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Funds. For additional information about the risks associated with investing in the Funds, please see the Funds' prospectuses and statements of additional information, as well as other regulatory filings.

AFFILIATED FUND RISK. The First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest in securities of affiliated ETFs, which involves additional expenses that would not be present in a direct investment in such affiliated ETFs. Furthermore, the Funds' investment performance and risks are directly related to the investment performance and risks of the affiliated ETFs.

CALL RISK. If an issuer calls higher-yielding debt instruments held by the Funds, performance could be adversely impacted.

CONVERTIBLE SECURITIES RISK. The ETFs in which the First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest may invest in convertible securities. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks. The market values of convertible securities tend to


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2016 (UNAUDITED)

decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security's conversion price (i.e., the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock). Convertible securities are also exposed to the risk that an issuer is unable to meet its obligation to make dividend or principal payments when due as a result of changing financial or market conditions. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of their potential for capital appreciation.

CREDIT RISK. The Funds are subject to credit risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CURRENCY RISK. The ETFs in which the First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Funds' investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Funds may change quickly and without warning and you may lose money.

DEPOSITORY RECEIPTS RISK. The First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest in equity securities in the form of Depositary Receipts, which may be less liquid than the underlying securities in their primary trading market. Any distributions paid to the holders of Depositary Receipts are usually subject to a fee charged by the depositary. Holders of Depositary Receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of Depositary Receipts because such restrictions may limit the ability to convert the securities into Depositary Receipts and vice versa. Such restrictions may cause the securities of the underlying issuer to trade at a discount or premium to the market price of the Depositary Receipts.

DIVIDEND RISK. The Funds are subject to dividend risk. There is no guarantee that the issuers of the Funds' equity securities will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

ENERGY INFRASTRUCTURE COMPANIES RISK. The First Trust Multi Income Allocation Portfolio invests in energy infrastructure companies. These companies principally include publicly-traded MLPs and limited liability companies taxed as partnerships, MLP affiliates, Canadian income trusts and their successor companies, pipeline companies, utilities, and other companies that derive at least 50% of their revenues from operating or providing services in support of infrastructure assets such as pipeline, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries. The Fund invests in energy infrastructure companies and is subject to certain risks inherent in investing in these types of securities. Energy infrastructure companies may be directly affected by energy commodity prices, especially those companies that own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of energy infrastructure companies. Energy infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy infrastructure companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact energy infrastructure companies.

Certain energy infrastructure companies in the utilities industry are subject to imposition of rate caps, increased competition due to deregulation, difficulty in obtaining an adequate return on invested capital or in financing large construction projects, limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies. Such issuers have been experiencing certain of these problems to varying degrees.

EQUITY SECURITIES RISK. Because the Funds and the ETFs in which the First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest hold equity securities, the value of the Funds' shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The equity markets have experienced recent volatility that may lead to sharp declines in the value of the underlying ETFs and the Funds.


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2016 (UNAUDITED)

ETF RISK. An ETF trades like common stock and represents a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile. ETFs have management fees and other operating expenses that increase their costs. In general, as a shareholder in other investment companies, the Funds bear their ratable share of the underlying fund's expenses, and are subject to duplicative expenses to the extent a Fund invests in other ETFs.

FINANCIAL COMPANIES RISK. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

FIXED INCOME SECURITIES RISK. An investment in the Funds involves risk associated with an investment in fixed income securities including the risk that certain of the securities in the Funds may not have the benefit of covenants that would prevent the issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings. This limitation could reduce the ability of the issuer to meet its payment obligations and might result in increased credit risk. In addition, certain of the securities may be redeemed or prepaid by the issuer, resulting in lower interest payments by the Funds and reduced distributions to shareholders.

FLOATING RATE LOAN RISK. The Funds and the ETFs in which the First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest may invest in floating rate loans, which may include high yield securities, or "junk" loans. An investment in floating rate loans subjects the Funds to credit risk, which is heightened for loans in which the Funds invest because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral and/or bankruptcy. The loans are usually rated below investment grade but may also be unrated. An economic downturn would generally lead to a higher non-payment rate, and a loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value. Loans are subject to a number of risks described elsewhere in this annual report, including liquidity risk and the risk of investing in below investment grade debt instruments. Floating rate loans are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. Floating rate loans may also not be considered "securities" under the 1940 Act and therefore prevent the Funds from relying on the anti-fraud provisions of the Act.

FUND OF FUNDS RISK. The First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest in securities of other ETFs, which involves additional expenses that would not be present in a direct investment in such ETFs. Furthermore, the Funds' investment performance and risks are directly related to the investment performance and risks of the underlying ETFs in which the Funds invest.

HIGH YIELD SECURITIES RISK. The First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest in high yield securities, or "junk" bonds, which are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is generally smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

ILLIQUID SECURITIES RISK. Some of the securities held by the First Trust Multi Income Allocation Portfolio may be illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK. Income from the Funds' fixed income investments could decline during periods of falling interest rates.

INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking ETFs or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund's NAV could be negatively impacted and the Fund's market price may be significantly below the Fund's net asset value during certain periods In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.


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                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2016 (UNAUDITED)

INDEX REBALANCE RISK. Pursuant to the methodology that the Fund's index provider uses to calculate and maintain the Fund's underlying index, the Fund may own a significant portion of the First Trust ETF's included in the Fund. Such ETFs may be removed from the underlying Index in the event that it does not comply with the eligibility requirements of the underlying index. As a result, the Fund may be forced to sell shares of certain First Trust ETFs at inopportune times or for prices other than at current market values or may elect not to sell such shares on the day that they are removed from the underlying index, due to market conditions or otherwise. Due to these factors, the variation between the Fund's annual return and the return of the underlying index may increase significantly. Apart from scheduled rebalances, the index provider may carry out additional ad hoc rebalances to the underlying index to, for example, correct an error in the selection of constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances may also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the index provider may increase the Fund's costs and market exposure.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the fixed-income securities in the Funds will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term investments and higher for longer term investments. Mortgage-related securities are particularly subject to the risk that interest rate volatility may adversely impact the valuation and price of such securities. Additionally, the return on the floating rate loans in which the Funds may invest will decline during a period of falling interest rates.

INVESTMENT COMPANIES RISK. The Funds may invest in the shares of other investment companies, and therefore, the Funds' investment performance and risks may be related to the investment performance and risks of the underlying funds. In general, as a shareholder in other investment companies, the Funds bear their ratable share of the underlying Fund's expenses, and would be subject to duplicative expenses to the extent the Funds invest in other investment companies.

LIQUIDITY RISK. The First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest a portion of their assets in other funds which invest in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Funds may have particular difficulty selling their assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by shareholders.

Since the fourth quarter of 2015, the market for high yield debt has experienced decreased liquidity, and investor perception of increased risk has caused yield spreads to widen. Decreased liquidity may negatively affect the First Trust Multi Income Allocation Portfolio's and the First Trust Dorsey Wright Tactical Core Portfolio's ability to mitigate risk and to meet redemptions.

LOAN PREPAYMENT RISK. Loans are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Funds derive interest income will be reduced. The Funds may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

LOAN RISK. An investment in loans subjects the Funds to credit risk, which is heightened for loans in which the Funds invest because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. The loans are usually rated below investment grade but may also be unrated. An economic downturn would generally lead to a higher non-payment rate, and a loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Loans are subject to a number of risks described elsewhere in this annual report, including liquidity risk and the risk of investing in below investment grade debt instruments.

MANAGEMENT RISK. The Funds are subject to management risk because they have actively managed portfolios. The Advisor will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that the Funds will achieve their investment objectives.

MARKET RISK. Market risk is the risk that a particular security owned by a Fund or shares of the Funds in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall Fund share values could decline generally or could underperform other investments.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2016 (UNAUDITED)

MLP RISK. The First Trust Multi Income Allocation Portfolio's investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments. In addition, there is the risk that an MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from such MLP.

MLP TAX RISK. With respect to First Trust Multi Income Allocation Portfolio, the Fund's ability to meet its investment objectives depends, in part, on the level of taxable income and distributions it receives from the MLP and MLP-related entities in which the Fund invests, a factor over which the Fund has no control. The benefit the Fund derives from its investment in MLPs is dependent on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. If, as a result of a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the applicable corporate tax rate. If an MLP was classified as a corporation for federal income tax purposes, the amount of cash available for distribution with respect to its units would be reduced and any such distributions received by the Fund would be taxed entirely as dividend income if paid out of the earnings of the MLP. Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a material reduction in the after-tax return to the Fund, likely causing a substantial reduction in the value of the shares of a Fund.

MORTGAGE SECURITIES RISK. The ETFs in which the First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest in mortgage-related securities, including mortgage-backed securities, which may make the Funds more susceptible to adverse economic, political or regulatory events that affect the value of real estate. The First Trust/Dow Jones Dividend & Income Allocation Portfolio may invest in such securities. Changes in local, state and federal policies could negatively impact the mortgage-related securities market, which include various government initiated and sponsored homeowner assistance programs and eminent domain issues. Mortgage related securities may also face liquidity issues when a Fund seeks to sell such securities, but is unable to find buyers at a bid-ask spread to make the transaction feasible. These securities are also subject to the risk that the underlying borrowers may default on their mortgages, resulting in a non-payment of principal and interest. Finally, the mortgage-related securities market may be negatively impacted by regulatory changes including those that are related to the mandate or existence of the government-sponsored enterprises, Fannie Mae, Freddie Mac and Ginnie Mae. Mortgage-related securities are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy.

Upon a prepayment, either in part or in full, the actual outstanding debt on which a Fund derives interest income will be reduced. In declining interest rate environments, the extent to which borrowers prepay a mortgage generally increases, which increase reinvestment risk, or the risk that the proceeds received are not reinvested on terms as favorable as the prepaid loan. Conversely, mortgage-related securities are subject to the risk that the rate of mortgage prepayments decreases, which extends the average life of a security and increases the interest rate risk exposure.

MUNICIPAL BONDS RISK. Certain of the ETFs in which the First Trust Dorsey Wright Tactical Core Portfolio invests may invest in municipal bonds. In addition to being subject to credit, income and interest rate risk (as described in the prospectus), municipal bonds are subject to tax risk. Interest income from municipal bonds is normally not subject to regular federal income tax, but income from municipal bonds held by the underlying ETFs could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities or noncompliant conduct of a bond issuer. Consequently, the attractiveness of municipal bonds in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal bonds.

NEW FUND RISK. The First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio currently have fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Funds' market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

NON-CORRELATION RISK. The Funds' returns may not match the return of an Index for a number of reasons. For example, the Funds incur operating expenses not applicable to the Indexes, and may incur costs in buying and selling securities, especially when rebalancing the Funds' portfolio holdings to reflect changes in the composition of the Indexes. In addition, the Funds' portfolio holdings may not exactly replicate the securities included in the Indexes or the ratios between the securities included in the Indexes.

NON-DIVERSIFICATION RISK. The First Trust Dorsey Wright Tactical Core Portfolio is classified as "non-diversified" under the 1940 Act. As a result, the First Trust Dorsey Wright Tactical Core Portfolio is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The First Trust Dorsey Wright Tactical Core Portfolio may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the First Trust Dorsey Wright Tactical Core Portfolio may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2016 (UNAUDITED)

NON-U.S. SECURITIES AND EMERGING MARKETS RISK. The First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest in securities of non-U.S. issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

PREFERRED SECURITIES RISK. The Funds and certain of the ETFs in which the First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest in preferred securities. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities are also subject to credit risk, interest rate risk and income risk.

REIT RISK. The First Trust Multi Income Allocation Portfolio invests in REITs, and as a result, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.

SMALL FUND RISK. The Funds currently have fewer assets than larger funds, and like other relatively smaller funds, large inflows and outflows may impact the Funds' market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

SMALLER COMPANY RISK. The Funds and certain of the ETFs in which the First Trust Multi Income Allocation Portfolio and the First Trust Dorsey Wright Tactical Core Portfolio invest in small- and mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

TIPS RISK. The First Trust Multi Income Allocation Portfolio invests in TIPS. TIPS are inflation-indexed fixed-income securities issued by the U.S. Department of Treasury and are subject to the same risks as other fixed income investments. In a falling inflationary environment, both interest payments and the value of the TIPS will decline.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2016 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                   TERM OF OFFICE                                                THE FIRST TRUST    DIRECTORSHIPS
       NAME, ADDRESS,              AND YEAR FIRST                                                 FUND COMPLEX     HELD BY TRUSTEE
      DATE OF BIRTH AND              ELECTED OR                  PRINCIPAL OCCUPATIONS             OVERSEEN BY       DURING PAST
   POSITION WITH THE TRUST            APPOINTED                   DURING PAST 5 YEARS                TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson,Trustee    o Indefinite Term        Physician; Officer, Wheaton Orthopedics;       138        None
c/o First Trust Advisors L.P.                           Limited Partner, Gundersen Real Estate
120 E. Liberty Drive,          o Since Trust Inception  Limited Partnership (June 1992 to
  Suite 400                                             December 2016); Member, Sportsmed LLC
Wheaton, IL 60187                                       (April 2007 to November 2015)
D.O.B.: 04/51


Thomas R. Kadlec, Trustee      o Indefinite Term        President, ADM Investor Services, Inc.         138        Director of ADM
c/o First Trust Advisors L.P.                           (Futures Commission Merchant)                             Investor Services,
120 E. Liberty Drive,          o Since Trust Inception                                                            Inc., ADM
  Suite 400                                                                                                       Investor Services
Wheaton, IL 60187                                                                                                 International, and
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association

Robert F. Keith, Trustee       o Indefinite Term        President, Hibs Enterprises (Financial         138        Director of Trust
c/o First Trust Advisors L.P.                           and Management Consulting)                                Company of
120 E. Liberty Drive,          o Since Trust Inception                                                            Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee       o Indefinite Term        Managing Director and Chief Operating          138        Director of
c/o First Trust Advisors L.P.                           Officer (January 2015 to Present),                        Covenant
120 E. Liberty Drive,          o Since Trust Inception  Pelita Harapan Educational Foundation                     Transport, Inc.
  Suite 400                                             (Educational Products and Services);                      (May 2003 to
Wheaton, IL 60187                                       President and Chief Executive Officer                     May 2014)
D.O.B.: 03/54                                           (June 2012 to September 2014),
                                                        Servant Interactive LLC (Educational
                                                        Products and Services); President and
                                                        Chief Executive Officer (June 2012 to
                                                        September 2014), Dew Learning LLC
                                                        (Educational Products and Services);
                                                        President (June 2002 to June 2012),
                                                        Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee     o Indefinite Term        Chief Executive Officer, First Trust           138        None
and Chairman of the Board                               Advisors L.P. and First Trust
120 E. Liberty Drive,          o Since Trust Inception  Portfolios L.P.; Chairman of the Board
  Suite 400                                             of Directors, BondWave LLC (Software
Wheaton, IL 60187                                       Development Company) and Stonebridge
D.O.B.: 09/55                                           Advisors LLC (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2016 (UNAUDITED)

                             POSITION AND            TERM OF OFFICE
    NAME, ADDRESS              OFFICES                AND LENGTH OF                         PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH           WITH TRUST                 SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas         President and Chief       o Indefinite Term        Managing Director and Chief Financial Officer
120 E. Liberty Drive,  Executive Officer                                  (January 2016 to Present), Controller (January 2011
  Suite 400                                      o Since January 2016     to January 2016), Senior Vice President (April 2007
Wheaton, IL 60187                                                         to January 2016), First Trust Advisors L.P. and First
D.O.B.: 01/66                                                             Trust Portfolios L.P.; Chief Financial Officer,
                                                                          BondWave LLC (Software Development Company)
                                                                          (January 2016 to Present) and Stonebridge Advisors
                                                                          LLC (Investment Advisor) (January 2016 to Present)

Donald P. Swade        Treasurer, Chief          o Indefinite Term        Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,  Financial Officer and                              President (April 2012 to July 2016), First Trust
  Suite 400            Chief Accounting Officer  o Since January 2016     Advisors L.P. and First Trust Portfolios L.P.; Vice
Wheaton, IL 60187                                                         President (September 2006 to April 2012),
D.O.B.: 08/72                                                             Guggenheim Funds Investment Advisors, LLC/
                                                                          Claymore Securities, Inc.

W. Scott Jardine       Secretary and Chief       o Indefinite Term        General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,  Legal Officer                                      Trust Portfolios L.P.; Secretary and General
  Suite 400                                      o Since Trust Inception  Counsel, BondWave LLC; Secretary of
Wheaton, IL 60187                                                         Stonebridge Advisors LLC
D.O.B.: 05/60


Daniel J. Lindquist    Vice President            o Indefinite Term        Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                     Vice President (September 2005 to July 2012),
  Suite 400                                      o Since Trust Inception  First Trust Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B: 02/70


Kristi A. Maher        Chief Compliance          o Indefinite Term        Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,  Officer and                                        and First Trust Portfolios L.P.
  Suite 400            Assistant Secretary       o Since Trust Inception
Wheaton, IL 60187
D.O.B.: 12/66


Roger F. Testin        Vice President            o Indefinite Term        Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                     and First Trust Portfolios L.P.
  Suite 400                                      o Since Trust Inception
Wheaton, IL 60187
D.O.B.: 06/66

-----------------------------

(2) Officers of the Trust have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                         DECEMBER 31, 2016 (UNAUDITED)


First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

March 2016

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                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR

First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187


INVESTMENT SUB-ADVISORS

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
Energy Income Partners, LLC                       Stonebridge Advisors, LLC
10 Wright Street                                  10 Westport Road, Suite C101
Westport, CT 06880                                Wilton, CT 06897


ADMINISTRATOR & FUND ACCOUNTANT

FIRST TRUST/DOW JONES DIVIDEND & INCOME           FIRST TRUST DORSEY WRIGHT
   ALLOCATION PORTFOLIO                              TACTICAL CORE PORTFOLIO
FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO     Brown Brothers Harriman & Co.
BNY Mellon Investment Servicing (US) Inc.         50 Post Office Square
301 Bellevue Parkway                              Boston, MA 02110
Wilmington, DE 19809


CUSTODIAN

FIRST TRUST/DOW JONES DIVIDEND & INCOME           FIRST TRUST DORSEY WRIGHT
   ALLOCATION PORTFOLIO                              TACTICAL CORE PORTFOLIO
FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO     Brown Brothers Harriman & Co.
The Bank of New York Mellon                       50 Post Office Square
101 Barclay Street, 20th Floor                    Boston, MA 02110
New York, NY 10286


TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)   Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $90,750 for the fiscal year ended December 31, 2015 and $90,750 for the fiscal year ended December 31, 2016.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2015 and $275.73 for the fiscal year ended December 31, 2016.

      Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the Advisor and $0 for Distributor for the fiscal year ended December 31, 2015 and $0 for the Advisor and $0 for the Distributor for the fiscal year ended December 31, 2016.

      (c) Tax Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $9,250 for the fiscal year ended December 31, 2015 and $12,175 for the fiscal year ended December 31, 2016.

      Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for the fiscal year ended December 31, 2015 and $0 for the fiscal year ended December 31, 2016.

      (d) All Other Fees (Registrant) -- The aggregate fees for each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through
(c) of this Item were $3000 for the fiscal year ended December 31, 2015 and $0 for the fiscal year ended December 31, 2016.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2015 and $0 for the fiscal year ended December 31, 2016.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                                    (b) 0%
                                    (c) 0%
                                    (d) 0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended December 31, 2015 were $12,500 for the registrant, $12,500 for the registrant's investment adviser and $29,000 for the registrant's distributor, and for the fiscal year ended December 31, 2016 were $12,175 for the registrant, $13,000 for the registrant's investment adviser and $32,500 for the registrant's distributor.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)         First Trust Variable Insurance Trust
               -------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February 10, 2017
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February 10, 2017
     -------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: February 10, 2017
     -------------------

* Print the name and title of each signing officer under his or her signature.